UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Sysco®

At the heart of food and service

2026 PROXY STATEMENT

Notice of Annual Meeting

November 13, 2026 ▪ 7 a.m. CT

Join via virtualshareholder.com/SYY2026

SYY LISTED NYSE

SYSCO CORPORATION // 2026 Proxy Statement	1
TABLE OF
CONTENTS

2	SYSCO CORPORATION // 2026 Proxy Statement

LETTER FROM OUR CHAIR OF THE BOARD & CEO AND LEAD INDEPENDENT DIRECTOR

	Kevin Hourican Chair of the Board and Chief Executive Officer	Alison K. Paul Lead Independent Director
Dear Fellow Shareholders,
On behalf of Sysco’s Board of Directors, we are pleased to invite you to participate in our 2026 Annual Meeting of Stockholders, which will be held virtually on November 13, 2026, at 7:00 a.m. Central Time. The accompanying Proxy Statement includes important information about the business that will be conducted at the meeting and instructions for voting your shares. We encourage you to carefully review these materials and cast your vote.
Purpose-Driven Through a Dynamic Environment
At Sysco, our mission is simple and enduring, aimed at helping our customers succeed. Fiscal year 2026 was a milestone year for our company. We delivered strong financial results, exceeded our earnings commitments, strengthened our competitive position and created meaningful value for shareholders. Most importantly, we exited the year with strong momentum across the business, fueled by improving USFS local volume trends, continued operational excellence and execution against our strategic priorities.
As we look ahead, we believe this is one of the most exciting periods in Sysco’s history and a compelling time to be a Sysco shareholder. We are building on a position of strength while investing in opportunities that can further accelerate growth, enhance profitability and improve how we serve our customers. Our artificial intelligence (“AI”) and technology transformation efforts are helping improve the way we operate, from strengthening sales effectiveness and improving service levels to unlocking productivity and efficiency across the enterprise. At the same time, our planned acquisition of Jetro Restaurant Depot represents a transformational opportunity to expand our reach, broaden our capabilities and create even greater value for customers and shareholders.
Against this backdrop of strong performance and significant opportunity, the Board remained focused on its core responsibilities:
overseeing strategy, risk management, succession planning, capital allocation and long-term value creation. We believe the combination of strong business momentum, transformative growth initiatives and disciplined governance positions Sysco well for the future.
Growing Through Execution and Innovation
Sysco delivered another year of solid financial performance against a challenging economic backdrop in fiscal year 2026. Fiscal year 2026 sales increased to $84.6 billion, while adjusted operating income grew to $3.6 billion(1) and adjusted earnings per share
(“EPS”)(1,2) increased to $4.61, exceeding our full-year EPS guidance range. Growth was fueled by improving local-case volume, sequentially improving Sysco Brand performance, continued operating discipline and execution across our supply chain and international businesses.
Strengthening Governance Through Board Refreshment
Strong governance remains an important foundation of our long-term success. As Sysco enters its next chapter of growth and transformation, our Board must continue to evolve alongside the company. Informed by feedback from our annual shareholder engagement process and supported by a robust director search and succession planning effort, we have thoughtfully strengthened the Board’s capabilities in areas that will help shape Sysco’s future, including AI, technology innovation, foodservice distribution and supply chain management.

SYSCO CORPORATION // 2026 Proxy Statement	3
LETTER FROM OUR CHAIR OF THE BOARD & CEO AND LEAD INDEPENDENT DIRECTOR
Reflecting that commitment, we were pleased to welcome Jason Murray and Tom Ondrof to our Board of Directors. Jason brings significant expertise in technology, digital transformation, logistics and supply chain innovation, adding valuable perspective as
Sysco continues to leverage technology and AI to strengthen operations and better serve customers. Tom contributes extensive financial, operational and foodservice industry experience gained through decades of leadership in the hospitality and services sectors. Together, their backgrounds enhance the Board's collective ability to oversee Sysco's strategic priorities and long-term growth agenda.
As we welcome these two new directors, we extend our gratitude to Larry Glasscock and recognize his impactful service as he completes his final year on the Board. Larry has contributed significantly over his 16 years of distinguished service on our Board.
Since joining the Board in September 2010, Larry has helped guide Sysco through a period of remarkable growth and transformation. During his tenure, Sysco’s annual revenue more than doubled, increasing from approximately $39.3 billion in FY11 to $84.6 billion in FY26. Most recently, Larry served as our Lead Independent Director, a role he assumed in April 2024, and he also contributed his expertise through service on the Corporate Governance and Nominating Committee, Compensation and
Leadership Development Committee and Executive Committee.
Larry’s steady leadership, thoughtful counsel and unwavering commitment to Sysco have strengthened our company and positioned us for continued success. He has been a trusted advisor to management and a respected voice in the boardroom, bringing thoughtful judgment, deep experience and an unwavering commitment to effective governance. His contributions extend far beyond the boardroom, influencing our culture, strategy and approach to long-term value creation. On behalf of our Board, leadership team, colleagues and shareholders, we extend our sincere gratitude to Larry for his extraordinary service and lasting impact on Sysco. The Sysco Board is greatly appreciative of Larry’s 16 years of service. He will be greatly missed.
As Larry concludes his Board service, we are also pleased to announce Alison K. Paul as Sysco's new Lead Independent
Director. Alison has been a valued member of our Board since January 2022 and brings deep governance experience, strategic insight and a proven track record advising global organizations through periods of growth and change. Her appointment reflects both continuity and evolution in our Board leadership structure while reinforcing our commitment to strong independent oversight and shareholder-focused governance.
Culture, Leadership and Long-Term Stewardship
This transition, combined with the addition of new perspectives and expertise of our new directors, positions Sysco well to support our strategy, oversee our transformation and help drive long-term shareholder value.
Fiscal year 2026 demonstrated the importance of balancing strong execution with thoughtful long-term stewardship. As we look to the future, we remain confident in Sysco's strategy, leadership team and ability to continue creating value for customers, colleagues and shareholders alike.
Thank you for your continued trust, confidence and investment in Sysco.
Warm regards,

Kevin Hourican Chair of the Board and Chief Executive Officer	Alison K. Paul Lead Independent Director
(1)Non-GAAP financial measure, refer to the reconciliations of all non-GAAP financial measures to the nearest corresponding GAAP financial measure included within Annex I below.
(2)Earnings per share (EPS) is shown on a diluted basis, unless otherwise specified.

4	SYSCO CORPORATION // 2026 Proxy Statement
NOTICE OF ANNUAL
MEETING OF STOCKHOLDERS

WHEN

Friday, November 13, 2026,
at 7:00 a.m. (Central)

WHERE

The meeting will be held virtually at
virtualshareholdermeeting.com/SYY2026
1390 Enclave Parkway,
Houston, TX 77077-2099

RECORD DATE

Only stockholders of record at the close
of business on September 16, 2026,
will be entitled to receive notice of
and vote.
MEETING AGENDA
The Annual Meeting of Stockholders (the “Annual Meeting”) of Sysco Corporation, a Delaware corporation (“Sysco,” the
“Company,” “we,” “us” or “our”), will be held on Friday, November 13, 2026, at 7:00 a.m. (Central Time). During the Annual Meeting
you will be asked to:

Item		Page Reference	Voting Recommendation
1	Elect 12 directors for a one-year term	11	FOR each nominee
2	Approve, on an advisory basis, the compensation paid to our named executive officers	35	FOR
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2027	69	FOR
4	Transact any other business as may properly be brought before the meeting or any adjournment or postponement thereof	N/A	N/A
We are holding the Annual Meeting in a virtual-only meeting format. You will not be able to attend the Annual Meeting at a physical location. We believe a virtual meeting will provide all stockholders with a consistent experience and allow you to participate in the
Annual Meeting, regardless of your physical location. You will be able to submit questions during the meeting using online tools, providing the opportunity for meaningful engagement with the Company. For more information about the virtual-only meeting format, please see Question 5, “How do I attend the Annual Meeting?” on page 74 of the accompanying Proxy Statement. We encourage you to vote your proxy in advance of the Annual Meeting, even if you plan to attend, to ensure that your shares are represented.
Voting Your Proxy

By Telephone See the instructions at www.proxyvote.com.	By Internet See the instructions at www.proxyvote.com. You will need to enter the 16-digit control number found on the notice or proxy card, as applicable, at the time you log in to the meeting.	By Mail If you requested a paper copy of the Proxy Statement, complete the enclosed proxy card, including your signature and the date, and return it in the enclosed postage-paid envelope.
Dated and first mailed to stockholders on or about October 1, 2026, Houston, Texas
By Order of the Board of Directors
Jennifer K. Schott
Executive Vice President, Chief Legal Officer & Secretary

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on November 13, 2026
The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K
for the fiscal year ended June 27, 2026, are available at www.proxyvote.com.

SYSCO CORPORATION // 2026 Proxy Statement	5
BUSINESS HIGHLIGHTS
FY26 REVIEW

$84.6B SALES +3.9% VS. LY	$3.6B ADJUSTED OPERATING INCOME* +2.6% VS. LY

$2.6B CASH FROM OPERATIONS	$1.2B TOTAL VALUE RETURNED TO SHAREHOLDERS THROUGH DIVIDENDS AND SHARE BUYBACKS
Recipe for Growth
Sysco's growth strategy is grounded in our Purpose, continuing to fuel our business transformation and enabling us to grow net sales 3.9% in FY26.
FY26 SALES BY
CUSTOMER TYPE

18%
Other
59%
Restaurants
8%
Healthcare
8%
Education &
Government
7%
Travel & Leisure

333 DISTRIBUTION FACILITIES

19K APPROX. VEHICLES ON THE ROAD

75K+ COLLEAGUES ACROSS THE GLOBE

670K APPROX. CUSTOMER LOCATIONS

Forward-Looking Statements:
Certain statements made herein are forward-looking statements under the Private Securities Litigation Reform Act of 1995. They
include statements that express management’s expectations or beliefs regarding the future. These statements involve risks and uncertainties and are based on management's current expectations and estimates; and actual results may differ materially. For a discussion of the risks, uncertainties and other factors that could cause actual results to differ materially from the forward-looking statements expressed herein, see the Company’s Annual Report on Form 10-K for the year ended June 27, 2026, as filed with the
U.S. Securities and Exchange Commission (the “SEC”), and the Company’s subsequent filings with the SEC (www.sec.gov), and also available on the Company's website at investors.sysco.com. Sysco does not undertake to update its forward-looking statements, except as required by applicable law.
*See Annex I - Non-GAAP reconciliations

6	SYSCO CORPORATION // 2026 Proxy Statement
BUSINESS HIGHLIGHTS
Sustainability Highlights
Sysco is committed to building a more resilient food system together. Program highlights from the last fiscal year include:

Building Resilient Supply Chains
•In fiscal year 2026, Sysco expanded supplier oversight requirements, implemented a modernized food safety management platform across North America and began incorporating AI into its Food Safety and
Quality Assurance (FSQA) programs. Sysco also concluded its multi-year “Back to the Basics” Food Safety
Culture Campaign.
•Sysco continued to advance sustainable grazing partnerships on working lands in the Great Plains, impacting 1.35 million acres and engaging more than 3,250 ranchers and landowners. In Ireland, we continued our five-year demonstration-farm partnership with focus on demonstrating how regenerative agriculture can enhance efficiency and sustainability at farm level.

Transforming How We Operate
•Sysco continued advancing fleet and energy decarbonization efforts in fiscal year 2026, with electric vehicles logging more than 2.39 million miles across U.S. and Canada operations, while expanding renewable electricity through a 20 GWh annual wind power agreement in Great Britain and a new solar installation in the Bahamas that reduced monthly electricity consumption by an average of 27%.

Growing Customer Sustainability
•Sysco expanded the One Planet One Table® product assortment to Canada broadline operations, including customer rollout efforts and integration of internationally recognized sustainability certifications into the broadline assortment.
•Sysco advanced its Global Good strategy in fiscal year 2026, delivering $66 million in product donations, equivalent to approximately 30 million meals, and significantly expanding community impact through Global
Purpose Month. Colleagues contributed 37,000 volunteer hours, up 43% year-over-year, with participation nearly doubling to 9,969 colleagues across 339 sites in nine countries, supporting more than 1,700 charitable organizations.

For further discussion of Sysco’s sustainability strategy and long-term goals, see our website at www.sysco.com in the
“Sustainability” section. This Proxy Statement includes several website addresses and references to additional materials found on those websites, including www.sysco.com. These websites and materials are not incorporated by reference herein.

SYSCO CORPORATION // 2026 Proxy Statement	7
PROXY STATEMENT SUMMARY
The Annual Meeting of Stockholders (the “Annual Meeting”) of Sysco Corporation, a Delaware Corporation (“Sysco”, the
“Company”, “we,” “us,” or “our”), will be held on Friday, November 13, 2026, at 7:00 a.m. (Central Time). The meeting will be held virtually at virtualshareholdermeeting.com/SYY2026.
Only stockholders of record of Sysco’s common stock (“Common Stock”), at the close of business on September 16, 2026,
(the “Record Date”), are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At the close of business on the record date, there were 491,927,413 shares of Common Stock issued and outstanding. Each stockholder is entitled to one vote for each share owned on the record date on each matter presented at the Annual Meeting. A list of stockholders entitled to notice of and to vote at the Annual Meeting will be made available during regular business hours at the offices of Sysco Corporation, 1390 Enclave Parkway, Houston, Texas 77077-2099 for a ten-day period ending on the day before the Annual Meeting for examination by any stockholder for any purpose germane to the Annual Meeting.
This summary highlights information contained in this Proxy Statement. This summary does not contain all the information that you should consider. Carefully reading the entire Proxy Statement before voting is recommended. For complete information about
Sysco’s performance, please see our Annual Report on Form 10-K for the fiscal year ended June 27, 2026.

Item 1	Election of Directors
	The Board recommends a vote FOR each director nominee.	See Page 11
DIRECTOR NOMINEES

Name	Age(1)	Director Since	Independent	Other Company Boards	Committee Memberships(2)
Daniel J. Brutto Former President, UPS International and Senior Vice President, United Parcel Service, Inc.	70	September 2016	YES	1
Francesca DeBiase Former Executive Vice President Chief Global Supply Chain Officer, McDonald’s Corporation	60	November 2023	YES	1
Ali Dibadj Chief Executive Officer at Janus Henderson Group Ltd.	51	January 2022	YES	0
Jill M. Golder Former Senior Vice President and Chief Financial Officer, Cracker Barrel Old Country Store, Inc.	64	January 2022	YES	1
Bradley M. Halverson Former Group President, Financial Products and Corporate Services and Chief Financial Officer of Caterpillar Inc.	66	September 2016	YES	2
John M. Hinshaw Former GMD Chief Operating Officer, HSBC Group Management Services, Ltd.	56	April 2018	YES	2
Kevin P. Hourican(3) Chair of the Board and Chief Executive Officer, Sysco Corporation	53	February 2020	NO	1

8	SYSCO CORPORATION // 2026 Proxy Statement
PROXY STATEMENT SUMMARY
Item 1 Election of Directors

Name	Age(1)	Director Since	Independent	Other Company Boards	Committee Memberships(2)
Roberto Marques Former Director, Executive Chairman and CEO of Natura & Co. Holdings SA	61	August 2024	YES	2
Jason W. Murray Co-Founder and Chief Executive Officer of Shipium Corp.	52	September 2026	YES	0
Thomas Ondrof Former Executive Vice President and Chief Financial Officer of Aramark Corporation	62	September 2026	YES	0
Alison Kenney Paul(4) Former Managing Director, Global Alliances Google, Inc.	68	January 2022	YES	0
Sheila G. Talton President and Chief Executive Officer of Gray Matter Analytics	73	September 2017	YES	2
(1)Ages are as of October 1, 2026.
(2)Full committee names are as follows:

Audit	Executive	Sustainability	Chair
Compensation & Leadership Development	Corporate Governance & Nominating	AI Transformation & Technology
(3)Mr. Hourican currently serves as the Chair of the Board. For more details, see page 17.
(4)Ms. Alison Kenney Paul currently serves as Lead Independent Director. For more details, see page 19.
Director Nominee Tenure, Independence and Representation
TENURE
Average Tenure
6 Years

■	≤6 years
■	7-10 years
INDEPENDENCE

■	Independent
■	Non-Independent
REPRESENTATION

Female &
Racial/Ethnic
Minorities
6
Diverse
50%
6
Non-Diverse

■	Female and Racial/Ethnic Minorities
■	Non-Diverse
Our Board is comprised of well-qualified directors with a broad set of skills (e.g., industry, financial, strategic) and backgrounds (executive experience, worked/lived internationally, 33% women and 25% racially/ethnically diverse) that are aligned to guide management’s strategic priorities.

SYSCO CORPORATION // 2026 Proxy Statement	9
PROXY STATEMENT SUMMARY
Item 2 Advisory Vote to Approve Executive Compensation
Governance Profile

Board Composition

Lead Independent Director

15-year limit on director tenure

Annual Board and Committee self-evaluations

Periodic 360-degree individual director performance evaluations

Annual election of all directors

Limits to additional public company boards on which a non-employee director and employee director can sit

Regular executive sessions of independent directors

Members of the Audit Committee may not serve on more than two other public company audit committees

Corporate Governance

Proxy access

Stockholder right to call a special meeting

Stock ownership requirements for all directors and executives

Single class of voting stock

Regular engagement with stockholders

Majority voting standard

Written consent

Item 2	Advisory Vote to Approve Executive Compensation
	The Board recommends a vote FOR this proposal.	See Page 35
The Compensation and Leadership Development Committee (the “CLD Committee”) is committed to designing executive compensation programs that motivate strong performance while carefully balancing risk, reward and the interests of our stockholders. A significant portion of our executives’ pay is variable and linked directly to performance, with a particular emphasis on long-term equity awards that align closely with stockholder returns and the achievement of our strategic business goals.
Our executive compensation programs are reviewed annually. We actively incorporate stockholder feedback, insights from our independent compensation consultant and the seasoned judgment of the CLD Committee to make thoughtful improvements.
To ensure accountability and alignment with stockholder interests, our executives must meet minimum stock ownership requirements. They are also strictly prohibited from hedging or pledging our Common Stock. Additionally, to maintain transparency and uphold integrity, we enforce a robust clawback policy. This clawback policy allows us to recover incentive-based compensation when financial results are restated or in cases of executive misconduct.

10	SYSCO CORPORATION // 2026 Proxy Statement
PROXY STATEMENT SUMMARY
Item 3 Ratification of the Appointment of Independent Registered Public Accounting Firm

What We Do	What We Don’t Do

  Pay for performance – Link a significant percentage of total compensation to company-wide and individual performance.
  Annual “Say on Pay” – Seek an advisory vote from stockholders on our executive compensation programs on an annual basis.
  Independent compensation consultant – Select and engage an independent compensation consultant to advise on our executive compensation programs.
  Risk assessment – Perform an annual risk assessment of our executive compensation programs to identify practices that may encourage employees to take unnecessary or excessive risk.
  Clawback policies – Recover erroneously awarded incentive-based compensation to named executive officers (“NEOs”) following a financial restatement or for NEOs who engage in misconduct that results in either material financial or reputational harm to Sysco.
  Double trigger change-in-control – Include a double-trigger that requires both a change in control and an involuntary termination within 24 months for accelerated vesting of Long-Term Incentive Plan (“LTIP”) awards.
  Robust stock ownership guidelines – Require stock ownership equal to
7x base salary for CEO, 4x base salary for executive vice presidents, 2x base salary for senior vice presidents and 5x annual cash retainer for our directors.
  Limited trading windows – Require our executive officers to conduct all transactions in shares of Sysco Common Stock through pre-approved
Rule 10b5-1 trading plans.

    No repricing or
exchange of underwater
stock options without
stockholder approval.
    No excise tax gross
ups upon a change
in control.
    No unearned dividends
paid. Pay dividend
equivalents on
Performance Share
Units (“PSUs”) and
Restricted Stock Units
(“RSUs”) only when the
underlying awards are
earned and delivered.
    No excessive
perquisites and no
corresponding
gross ups.
    No stock hedging or
pledging by our NEOs,
directors, or other
specified “insiders.”

Item 3	Ratification of the Appointment of Independent Registered Public Accounting Firm
	The Board recommends a vote FOR this proposal.	See Page 69
The Audit Committee of the Board has appointed Ernst & Young LLP ("Ernst & Young") as Sysco’s independent registered public accounting firm for fiscal year 2027. Ernst & Young has served as the Company’s independent registered public accounting firm, providing auditing, financial and tax services, since fiscal year 2002. In determining to appoint Ernst & Young, the Audit Committee carefully considered Ernst & Young’s past performance for the Company, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards.

SYSCO CORPORATION // 2026 Proxy Statement	11
BOARD OF
DIRECTORS MATTERS

Item 1	Election of Directors
The Board of Directors unanimously recommends a vote FOR each of the nominees.
Pictured (left to right): Jill M. Golder, Daniel J. Brutto, Francesca DeBiase, Roberto Marques, Sheila G. Talton, Alison Kenney Paul, Ali Dibadj, Larry
Glasscock, Kevin P. Hourican, John M. Hinshaw and Bradley M. Halverson. Not pictured: Jason W. Murray and Thomas Ondrof.
ELECTION OF DIRECTORS
Election Requirements
The Company’s Amended & Restated Bylaws (the “Bylaws”) provide for a majority votes cast standard in uncontested director elections, meaning that the number of shares voted “for” a director must exceed the number of shares voted “against” that director.
The Company does not permit cumulative voting. Any incumbent director who is not re-elected in an uncontested election is required to tender the director’s resignation to the Corporate Governance and Nominating Committee (the “Governance
Committee”). The Governance Committee will consider the tendered resignation and recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken.
The Board must act on the recommendation within 120 days following certification of the stockholders’ vote and will promptly disclose its decision regarding whether to accept the director’s resignation offer. The director who tenders a resignation may not participate in these deliberations of the Governance Committee or the Board. In contested elections, where there are more nominees than seats on the Board, directors are elected by a plurality vote, meaning that the nominees who receive the most votes of all the votes cast for directors will be elected.

12	SYSCO CORPORATION // 2026 Proxy Statement
BOARD OF DIRECTORS MATTERS
Election of Directors
Director Candidates Identified by the Board and Management
In identifying candidates for election to the Board, the Governance Committee will determine which of the incumbent directors has an interest in being nominated for re-election at the next annual meeting of stockholders. The Governance Committee will also identify and evaluate new candidates for election to the Board for the purpose of filling vacancies.
To that end, the Governance Committee generally engages a professional search firm to assist in identifying qualified candidates and also considers recommendations for nominees from current members of the Board, Sysco’s management and Sysco stockholders. When engaging a search firm, the Governance Committee will determine its fees and scope of engagement.
We Evaluate Director Candidates
In evaluating all incumbent and new director candidates that the Governance Committee determines merit consideration, the
Governance Committee will:
•Cause to be assembled information concerning the candidate’s background and qualifications, including information required to be disclosed in a Proxy Statement, as well as any relationship between the candidate and the person or people recommending the candidate;
•Determine if the candidate demonstrates the characteristics that we require of all directors, described below;
•Consider the candidate’s skills, experience and qualifications in the context of the composition of the Board as a whole and the
Company’s strategic priorities;
•Consider the absence or presence of material relationships with Sysco that might impact the candidate’s independence;
•Consider the contribution the candidate can be expected to make to the overall functioning of the Board;
•Consider the candidate’s capacity to be an effective director in light of the time required by the candidate’s primary occupation and service on other boards;
•Consider with respect to an incumbent director, whether the director satisfactorily performed his or her duties as a director during the preceding term, including attendance and participation at Board and committee meetings, and made other contributions as a director; and
•Consider differences in background, professional and life experiences which the Board believes yields innovative thinking, enhanced perspectives and higher quality decision-making.
In its discretion, the Governance Committee may designate one or more of its members, or the entire Governance Committee, to interview any proposed candidate. Based on all available information and relevant considerations, the Governance Committee will recommend to the full Board for nomination those candidates who, in the judgment of the Governance Committee, are most appropriate for membership on the Board based on each candidate’s characteristics, skills and qualifications.
Director Qualifications and Board Succession
The Governance Committee is responsible for reviewing with the Board, on an annual basis, the requisite characteristics, skills and qualifications that directors and director candidates should possess individually and in the broader context of the Board’s overall composition and the Company’s business and structure. This review includes consideration of skills, experience, time available and the number of other boards for which the individual serves as a director, as well as such other criteria as the Governance
Committee determines to be relevant at the time. The Governance Committee is responsible for developing a succession plan for the Board and making recommendations to the Board regarding director succession.

SYSCO CORPORATION // 2026 Proxy Statement	13
BOARD OF DIRECTORS MATTERS
Election of Directors
Director Qualifications
The Board, as recommended by the Governance Committee, has determined that the qualifications below are the qualifications most significant for the Board to possess, collectively, to guide management in the achievement of the Company’s strategic priorities. The table below also shows how the Board believes these qualifications are distributed among our director nominees.
The priorities and emphasis of the Governance Committee and of the Board with regard to these qualifications will change from time to time as the Company’s strategic priorities and the composition of the Board evolve.

Director Qualifications	Daniel Brutto	Francesca DeBiase	Ali Dibadj	Jill Golder	Bradley Halverson	John Hinshaw	Kevin Hourican	Roberto Marques	Jason Murray	Thomas Ondrof	Alison Paul	Sheila Talton	Totals

Accounting/Audit/ Financial Reporting													8

Business Operations													11

Distribution/ Supply Chain													9

Executive Leadership/ Management													12

Finance													11

Foodservice Industry Experience													5

HR/Human Capital Management/Large Workforce													10

International/Global													11

M&A/Integration													8

Marketing/Sales/ Merchandising													7

Public Company Board Service													10

Risk Oversight/ Management													12

Strategy Development													12

Sustainability/ Responsible Growth													6

Digital Technology/ Cybersecurity/Artificial Intelligence													9

14	SYSCO CORPORATION // 2026 Proxy Statement
BOARD OF DIRECTORS MATTERS
Nominees for Election as Directors at the Annual Meeting
NOMINEES FOR ELECTION AS DIRECTORS
AT THE ANNUAL MEETING:
The Board of Directors has nominated the 12 individuals identified below for election as directors to serve for one-year terms or until their successors are elected and qualified. Each of the nominees is currently serving as a director of Sysco, and each nominee consented to serve if elected. The Board believes the nominees’ combined qualifications, skills and experience will contribute to an effective and well-functioning Board. After the Annual Meeting, assuming the stockholders elect all nominees to the Board, the
Board has approved a reduction in the size of the Board from 13 to 12 directors.
Although management does not anticipate the possibility, if any nominee becomes unable to serve as a director before the Annual
Meeting, the proxies will vote for any nominee designated by the present Board to fill the vacancy.

Age: 70 Director since: September 2016 Committees: •Corporate Governance & Nominating •Sustainability (Chair) •Executive	DANIEL J. BRUTTO

Executive Experience:
•Executive chairman of Radial, Inc., a privately held global fulfillment, customer care and technology company
(2016-2017) and as Vice Chairman of eBay Enterprise/Innotrac, the predecessor business to Radial
(2015-2016).
•President of UPS International and Senior Vice President of United Parcel Service, Inc. (“UPS”) (NYSE: UPS)
(2008-2013).
•President, Global Freight Forwarding, for UPS (2006-2007), and corporate controller (2004-2006).

Additional Leadership Experience:
•Director of Illinois Tool Works, Inc. (“ITW”) (NYSE: ITW) (2012-present).
•Board of UNICEF (2009-2020).
•Served on the board of the U.S. China Council (2008-2013), the Guangdong Economic Council (2010-2013) and
Turkey Economic Advisory Council (2008-2013) and as a delegate to the World Economic Forum, Davos,
Switzerland (2009-2013).

Key Qualifications:
•Mr. Brutto held several leadership roles with increasing levels of responsibility, during his close to 40-year career at UPS. Through these roles, he garnered significant experience across strategy development, business operations, logistics, marketing and finance, which allows him to offer valuable insight to the Board regarding the operation and oversight of a major global company.
•Mr. Brutto’s experience at UPS provides him with significant knowledge of supply chain management and associated risk oversight, which brings an invaluable perspective to the Board as the Company navigates a complex global distribution network.
•Through his tenure as a public company director at both ITW and Sysco, Mr. Brutto has gained valuable experience overseeing sustainability and Responsible Growth matters, which provides invaluable insight to the
Board on the Company’s sustainability strategies and enterprise risk.

SYSCO CORPORATION // 2026 Proxy Statement	15
BOARD OF DIRECTORS MATTERS
Nominees for Election as Directors at the Annual Meeting

Age: 60 Director since: November 2023 Committees: •Audit •Sustainability	FRANCESCA DEBIASE

Executive Experience:
•Corporate Executive Vice President, Chief Global Supply Chain Officer of McDonald’s Corporation
(“McDonald’s”) (NYSE: MCD) (2020-2022).
•McDonald’s Executive Vice President, Chief Global Supply Chain and Sustainability Officer 2018-2020 and
Senior Vice President, Chief Global Supply Chain and Sustainability Officer (2015-2018).
•Joined McDonald’s in 1991 and held several management roles in McDonald’s supply chain and finance organizations in the U.S. and internationally.
•Auditor in the retail and consumer products industry with Ernst & Young, LLP in 1988.

Additional Leadership Experience:
•Director of Norfolk Southern Corporation (NYSE: NSC) (2023-present).
•Board member (2021-present) and chair (since 2025) of The Chicago Network, and a member of The Belizean
Grove (2018-present).
•Member of the Board of Governors of the Metropolitan Planning Council, Chicago, Illinois (2018-2022), Board of
Advisors, Quinlan School of Business at Loyola University Chicago (2018-2021) and the Chicago Council on
Global Affairs (2020-2023).
•Executive Sponsor to McDonald’s Women’s Leadership Network (2015-2021).

Key Qualifications:
•Ms. DeBiase gained executive leadership experience and management skills during her 30-year career at
McDonald’s where she held various executive level roles, most recently as Executive Vice President and Global
Chief Supply Chain Officer and as Executive Vice President and Chief Supply Chain and Sustainability Officer.
•Through her experience at McDonald’s, Ms. DeBiase developed deep expertise in supply chain and sustainability, pioneering the development of a combined supply chain/sustainability operation, and garnered significant experience with international business through residing in Europe. Ms. DeBiase was also responsible for developing and executing sustainable sourcing strategies across McDonald’s global supply chain to ensure safety, quality and sustainable leadership in the industry.
•Ms. DeBiase’s experience at Ernst & Young and McDonald’s provides her with significant knowledge of accounting and auditing and corporate finance.

Age: 51 Director since: January 2022 Committees: •Audit •Sustainability	ALI DIBADJ

Executive Experience:
•Director and CEO of Janus Henderson Group Ltd. (“Janus”) (2022-present).
•CFO and/or Head of Finance and then as CFO and Head of Strategy of AllianceBernstein Holding L.P. (“AB”)
(NYSE: AB) (2020-2022).
•Prior to this role, held several roles with AB since 2006, including Senior Research Analyst, where he was ranked #1 12 times for his coverage of consumer companies.
•Spent almost a decade in management consulting, including roles at McKinsey & Company and Mercer (now known as Oliver Wyman).

Key Qualifications:
•Mr. Dibadj’s tenure as CEO at Janus and as CFO and Head of Strategy at AB provides him with substantial experience in finance and accounting, executive leadership, communications, investor relations, risk management, mergers and acquisitions and strategy development.
•From his role as CEO at Janus, and through his prior role as CFO and Head of Strategy at AB, Mr. Dibadj has extensive background in overseeing the strategic direction and overall day-to-day management of global asset management businesses. These responsibilities have allowed him to bring an invaluable perspective to his role on the Board, including on matters related to corporate governance, sustainability and executive compensation.
•Mr. Dibadj’s familiarity with the consumer sector gained through his time as a highly recognized consumer research analyst provides a unique skill set to the Board and improves its oversight capabilities regarding corporate strategy.

16	SYSCO CORPORATION // 2026 Proxy Statement
BOARD OF DIRECTORS MATTERS
Nominees for Election as Directors at the Annual Meeting

Age: 64 Director since: January 2022 Committees: •AI Transformation & Technology •Audit Committee •Compensation and Leadership Development	JILL M. GOLDER

Executive Experience:
•Senior Vice President and CFO of Cracker Barrel Old Country Store, Inc. (“Cracker Barrel”) (NASDAQ: CBRL)
(2016-2020).
•Finance leadership roles at Ruby Tuesday, Inc. (“Ruby Tuesday”) (NYSE: RT), including as Executive Vice
President and CFO (2014-2016).
•Spent 23 years at Darden Restaurants, Inc., where she served in finance positions of increasing responsibility for several Darden brands, including Senior Vice President of Finance for Olive Garden, Smokey Bones, Specialty
Restaurant Group and Red Lobster.

Additional Leadership Experience:
•Director of ABM Industries Incorporated (NYSE: ABM) (2019-present).
•Director of MOD Superfast Pizza Holdings, LLC, a private company (2021-2024).
•Director of IZEA Worldwide, Inc. (NASDAQ: IZEA) (2015-2019 and in 2021).

Key Qualifications:
•Through her roles at both Cracker Barrel and Ruby Tuesday, Ms. Golder gained significant executive leadership experience within the foodservice industry, enabling her to provide expert insight to the Board and guidance to our management team.
•Ms. Golder’s deep expertise in the areas of accounting, audit and financial reporting are integral to her role on the Board, and her experience across investor relations, distribution, supply chain, risk management and cybersecurity efforts enables her to provide invaluable insight to the Board on the Company’s strategic focus areas.

Age: 66 Director since: September 2016 Committees: •Audit (Chair) •Compensation and Leadership Development •Executive	BRADLEY M. HALVERSON

Executive Experience:
•Spent the majority of his nearly 30-year career at Caterpillar, Inc. (“Caterpillar”) (NYSE: CAT), most recently serving as Group President, Financial Products and Corporate Services and CFO (2013-2018).
•Served in various leadership roles at Caterpillar (1988-2012), including Corporate Controller (2007-2010) and
Vice President, Financial Services Division (2010-2012).
•Spent some time outside of the U.S. (1993-1996) with Caterpillar Overseas, S. A., where he was a strategy and planning consultant and then a controller in Europe.
•Gained experience working for PricewaterhouseCoopers LLP prior to joining Caterpillar in 1988.

Additional Leadership Experience:
•Director of Constellation Energy Corporation (NASDAQ: CEG) (2022-present).
•Director of Lear Corporation (NYSE: LEA) (2020-present).
•Director of Satellogic, Inc. (NASDAQ: SATL) (2022-2024).
•Member of the Board of Trustees of the Easterseals Central Illinois Foundation and previously a Chairman of the
Board of Directors of Easterseals Central Illinois and Treasurer of the Easterseals Central Illinois Foundation.
•Previously a member of the Executive Committee of the U.S. Chamber of Commerce.

Key Qualifications:
•Mr. Halverson’s nearly 30-year career with Caterpillar and his time with PricewaterhouseCoopers LLP provided him with deep expertise in accounting, financial reporting and corporate finance, which equips him to bring his valuable perspective to the Board, particularly through his role as Audit Committee Chair.
•Mr. Halverson’s significant experience in the areas of executive leadership and management, corporate strategy development, mergers and acquisitions, risk management, information technology systems oversight and international business, gained through his senior roles at Caterpillar, allows him to exercise effective oversight of Sysco’s management team’s strategic execution, as well as the Company’s human capital management initiatives.

SYSCO CORPORATION // 2026 Proxy Statement	17
BOARD OF DIRECTORS MATTERS
Nominees for Election as Directors at the Annual Meeting

Age: 56 Director since: April 2018 Committees: •AI Transformation & Technology •Corporate Governance & Nominating (Chair) •Compensation and Leadership Development •Executive	JOHN M. HINSHAW

Executive Experience:
•Group Chief Operating Officer of HSBC Group Management Services, Ltd. (2020-2024).
•Executive Vice President, Technology and Operations, of Hewlett Packard Company (“Hewlett Packard”)
(2011-2015), at which time he joined Hewlett Packard Enterprise Company (NYSE: HPE) (spun-off from Hewlett
Packard) as the Executive Vice President, Technology and Operations and Chief Customer Officer (2016).
•Vice President and General Manager for Boeing Information Solutions at The Boeing Company (“Boeing”)
(NYSE: BA) (2010-2011), and Chief Information Officer (2007-2010), leading Boeing’s companywide corporate initiative on information management and information security.
•Spent 14 years at Verizon Communications where, among several senior roles of increasing responsibility, he served as Senior Vice President and Chief Information Officer of Verizon Wireless, overseeing the IT function of the wireless carrier.

Additional Leadership Experience:
•Director of Lumen Technologies (NYSE: LUMN) (2026-present).
•Director of Genpact, Ltd. (NYSE: G) (2025-present).
•Director of Illumio, Inc. (a cyber security company) (2018-present).
•Director of The Bank of New York Mellon Corporation (NYSE: BK) (2014-2019) and DocuSign, Inc.
(NASDAQ: DOCU) (2014-2020), publicly listed in April 2018.
•Proprietor of Blackbird Vineyards LLC (a wine company).

Key Qualifications:
•Mr. Hinshaw’s tenure in leadership roles with global public companies in industries deeply rooted in technology provides him with insight and hands-on experience with the operations of large, complex organizations and expertise in both information technology and management, enabling him to effectively oversee Sysco management, especially with regard to the execution of business technology initiatives that are vital to maintaining our global distribution and supply chain network.
•Mr. Hinshaw’s extensive public company board experience provides him with valuable insight into corporate governance, sustainability and executive compensation matters.

Age: 53 Director since: February 2020 Chair of the Board since: April 2024 Committee: •Executive (Chair)	KEVIN P. HOURICAN

Executive Experience:
•CEO of the Company (2020-present), and Chair of the Board (2024-present). He has served as a member of
Sysco’s Board since 2020. Leading the Company’s large-scale, customer-focused and growth-related transformation, aimed at further improving the way Sysco supports its customers and accelerating profitable sales growth. Since Mr. Hourican joined Sysco, the Company’s focus on elevating customer experience, expanding our specialty distribution reach and penetrating new international markets has resulted in consistent market share gains and record-breaking financial performance.
•Executive Vice President of CVS Health Corporation (“CVS”) (NYSE: CVS), a premier health innovation company, and President of CVS Pharmacy, overseeing CVS Health’s $85 billion retail business, including
9,900 retail stores and over 200,000 employees, as well as merchandising, marketing, supply chain, real estate, front store operations, pharmacy growth, pharmacy clinical care and pharmacy operations.
•Held executive leadership roles at Macy’s prior to joining CVS Health.

Additional Leadership Experience: •Director of Tapestry, Inc. (NYSE: TPR) (2024-present). •Member of the Wall Street Journal CEO Council (2020-present) and the Business Roundtable (2020-present).

Key Qualifications:
•Mr. Hourican’s various operations and management positions within CVS Health and Macy’s and his experience at Sysco demonstrates his extensive experience and knowledge in the areas of executive leadership and management, corporate strategy development, distribution and supply chain management, merchandising and marketing.
•The Governance Committee and the Board believe that it is appropriate and beneficial to Sysco to have its CEO serve as management’s voice on the Board.

18	SYSCO CORPORATION // 2026 Proxy Statement
BOARD OF DIRECTORS MATTERS
Nominees for Election as Directors at the Annual Meeting

Age: 61 Director since: August 2024 Committees: •Audit •Sustainability	ROBERTO MARQUES

Executive Experience:
•Director, then Executive Chairman and CEO of Natura & Co. Holdings SA, a Brazilian global personal care cosmetic company (2016-2022).
•Executive Vice President and President, North America at Mondelēz International Inc. (2015-2017).
•Various global and senior executive positions for over 25 years at Johnson & Johnson in Latin America, North
America and European regions.

Additional Leadership Experience and Service:
•Director of Galderma Group AG (2025-present).
•Director of Alcoa Corporation (NYSE: AA) (2023-present).
•Director of We Mean Business Coalition, a global non-profit organization supporting businesses on climate change actions (2023-present).
•Member on Board of the United States Tennis Association Foundation (2017-present).
•Serves as a Senior Advisor of Bain & Company Consulting (2024-present).
•Served on the board of the United Nations Global Compact (2019-2023).
•Senior Advisor of the Carlyle Group (2023-2024).

Key Qualifications:
•During his tenure at Natura, a purpose-driven cosmetic group, Mr. Marques established a unique direct to customer, omnichannel experience with a strong digital/e-commerce platform in a relationship selling model.
Mr. Marques gained deep expertise in sustainability while at Natura and through his service on the board of the
We Mean Business Coalition, as well as past roles with the United Nations Global Compact Board and the World
Economic Forum.
•Mr. Marques’s tenure as Executive Vice President and President for North America at Mondelēz International, a
company that globally markets snacking brands from Kraft, Nabisco, Cadbury, among others, provides him with deep, global foodservice experience.
•Mr. Marques’s experience during his more than 25 years at Johnson & Johnson provides him with deep expertise mainly in Consumer Global managing roles, with sales, marketing and supply chain operations.

Age: 52 Director since: September 2026 Committee: •AI Transformation & Technology	JASON W. MURRAY
Executive Experience:
•Co-Founder and Chief Executive Officer of Shipium Corp. ("Shipium"), an enterprise software company focused on shipping, fulfillment and supply-chain optimization (2019-present).
•Vice President, Retail Systems and Services (2016-2018), Vice President, Supply Chain Optimization
Technology (2013-2016), Director, Inventory Planning and Control (2010-2013), Senior Manager, Inventory
Planning and Control (2008-2010), Senior Manager, Fulfilled by Amazon Technology (2005-2008), Manager,
Fulfillment Center Software (2004-2005), and Senior Software Development Engineer, Fulfillment Center
Software (1999-2004) at Amazon.com, Inc. ("Amazon") (NASDAQ: AMZN).
•Software Developer, Embedded Systems Group at B-Square (1996-1999).

Additional Leadership Experience and Service: •Independent Director and Board Member of Copia Global (2021-2024).

Key Qualifications:
•Mr. Murray’s 19-year career at Amazon and his leadership of supply chain optimization technology and retail systems organizations provided him with extensive experience in technology, digital transformation, logistics, fulfillment, e-commerce and supply chain management. This experience enables him to provide valuable insight to the Board as Sysco continues to advance its AI and technology transformation initiatives.
•As Co-Founder and Chief Executive Officer of Shipium, Mr. Murray has applied his expertise in AI, automation and fulfillment technologies to help organizations improve operational performance and customer experience.
His experience scaling a technology company and driving innovation provides valuable perspective on technology-enabled growth, operational excellence and long-term strategy.

SYSCO CORPORATION // 2026 Proxy Statement	19
BOARD OF DIRECTORS MATTERS
Nominees for Election as Directors at the Annual Meeting

Age: 62 Director since: September 2026 Committee: •Audit	THOMAS “TOM” ONDROF
Executive Experience:
•Former Executive Vice President and Chief Financial Officer of Aramark Corporation ("Aramark") (NYSE: ARMK)
(2020-2024).
•Chief Strategy Officer (2018-2019) and Executive Vice President and Chief Financial Officer (2016-2018) of
Performance Food Group Company ("PFG") (NYSE: PFGC).
•Held executive leadership positions with Compass Group North America (“Compass”) over a 24-year career, including Chief Business Development Officer (2013-2015), Chief Strategy Officer (2010-2013), Chief Financial
Officer (1999-2010), Corporate Controller (1996-1999), and Director and Analyst of Financial Planning
(1991-1996).

Additional Leadership Experience and Service:
•Member of the Board of Visitors for Wake Forest University's undergraduate business school (2003-2015).
•Acting Chief Executive Officer of Canteen Corrections during the divestiture and separation process
(2011-2012).
•Non-executive Director of Au Bon Pain Corporation, a private subsidiary of Ampex Brands (2006-2013).

Key Qualifications:
•Mr. Ondrof brings more than three decades of executive leadership experience across the foodservice, distribution and business services sectors. Through senior leadership positions at Aramark, PFG and Compass, he developed significant expertise in finance, accounting, capital allocation, strategic planning, mergers and acquisitions, investor relations and enterprise risk management.
•Mr. Ondrof’s experience as Chief Financial Officer at both Aramark and PFG, along with his leadership of large-scale transformation and integration initiatives, provides valuable insight into financial oversight, operational execution, foodservice distribution and long-term value creation.

Age: 68 Director since: January 2022 Lead Independent Director: July 2026 Committees: •Compensation and Leadership Development (Chair) •Corporate Governance & Nominating •Executive	ALISON KENNEY PAUL

Executive Experience:
•Former Managing Director, Global Alliances of Google, Inc. (2021-2025).
•Vice Chairman and Leader of the U.S. Retail and Wholesale Distribution practice at Deloitte (2008-2021), and as a Senior Manager in the Consumer and Retail Industry focusing on Strategy and Operations (2002-2008).

Additional Leadership Experience and Service:
•President Elect/Vice President of the International Women's Forum, SoCal Membership Committee
(2025-present).
•Member of the National Board of Girls, Inc. (2017-2024). Girls, Inc. is a not-for-profit organization serving over
150,000 girls ages 6 to 18 each year, and the National Retail Federation Board (2013-2018).
•Served as a member of Deloitte's Nominating Committee (2020-2021).
•Co-Founder and President of the CPG/Retail industry organization Network of Executive Women (2003-2013).

Key Qualifications:
•Ms. Paul’s career at both corporations and a professional services firm, as well as early- and mid-stage startups, provides her with extensive experience in the areas of executive leadership, finance, corporate governance, human resources, talent management, global operations, marketing, sales and merchandising, strategy development and digital technology and cybersecurity.
•Ms. Paul’s leadership of a global technology-driven team and her years of experience advising leading consumer product industry companies on business development, strategic and marketing initiatives position her to deliver insightful guidance to the Board and management team on Sysco’s strategic growth initiatives.

20	SYSCO CORPORATION // 2026 Proxy Statement
BOARD OF DIRECTORS MATTERS
Nominees for Election as Directors at the Annual Meeting

Age: 73 Director since: September 2017 Committees: •AI Transformation & Technology (Chair) •Corporate Governance & Nominating •Sustainability •Executive	SHEILA G. TALTON

Executive Experience:
•President and CEO of Gray Matter Analytics, a firm focused on data analytics consulting services in the healthcare industry (2013-present).
•President and CEO of SGT Ltd., a firm that provides strategy and technology consulting services in the financial services, healthcare and technology business sectors (2011-2013).
•Vice President, Office of Globalization, for Cisco Systems, Inc. (NASDAQ: CSCO) (2008-2011).
•Held other leadership positions at Cisco Systems, Inc., Electronic Data Systems Corporation and Ernst &
Young, LLP.

Additional Leadership Experience:
•Director of Deere & Company (NYSE: DE) (2015-present).
•Director of OGE Energy Corp. (NYSE: OGE) (2013-present).
•Board member of Chicago’s Northwestern Hospital Foundation, the Chicago Shakespeare Theater and the
Chicago Urban League (2001-present).

Key Qualifications:
•Ms. Talton’s extensive experience in executive leadership roles within the information technology system and cybersecurity industries provides her with a valuable perspective on Sysco’s business technology initiatives and the Board’s approach to privacy and cybersecurity risk oversight.
•Ms. Talton’s service as an independent director for multiple public companies since 2010 provides her with extensive experience in executive compensation, corporate governance, risk management and audit and finance matters.

How to Contact the Board
Stockholders and other interested parties may communicate with the Chair of the Board, the Lead Independent Director, the
independent directors as a group and the other individual members of the Board by confidential online submission or by mail. All appropriate correspondence will be delivered to the parties to whom they are addressed. Items unrelated to the duties and responsibilities of the Board, such as product inquiries and complaints, job inquiries, business solicitations and junk mail will not be forwarded. You may access the form to communicate by confidential online submission on Sysco’s website at www.sysco.com under “Investors — Corporate Governance — Contact the Board.” You may contact any of our directors by mail in care of the
Corporate Secretary, Sysco Corporation, 1390 Enclave Parkway, Houston, Texas 77077.

SYSCO CORPORATION // 2026 Proxy Statement	21
BOARD OF DIRECTORS MATTERS
Required Vote
REQUIRED VOTE
Since the number of nominees timely nominated for the Annual Meeting does not exceed the number of directors to be elected, each director to be elected shall be elected if the number of votes cast for election of the directors exceeds those cast against.
Accordingly, abstentions and broker non-votes will not be relevant to the outcome.
Director Candidates Recommended by Stockholders
The Governance Committee will consider candidates recommended by stockholders and will evaluate such candidates using the same criteria it uses to evaluate other candidates from other sources. Stockholders can recommend individuals for consideration by the Governance Committee by writing to the Corporate Secretary, 1390 Enclave Parkway, Houston, Texas 77077, and including the following information:
•The name and address of the stockholder;
•The name and address of the person to be nominated;
•A representation that the stockholder is a holder of the Sysco stock entitled to vote at the meeting to which the director recommendation relates;
•A statement in support of the stockholder’s recommendation, including a description of the candidate’s qualifications;
•Information regarding the candidate as would be required to be included in a Proxy Statement; and
•The candidate’s written, signed consent to serve if elected.
For additional information, please refer to “Presenting Business or Nominating Directors for Election” on page 70.
Proxy Access Director Candidates
Our “proxy access” bylaws provisions permit an eligible stockholder (or a group of up to 20 eligible stockholders), who has continuously owned, for a period of three years, at least 3% of the aggregate of our outstanding Common Stock, to nominate a number of director nominees equal to the greater of 20% (rounded down) of the total number of directors constituting our Board or two directors. These nominees will be included in our Proxy Statement for the relevant annual stockholders meeting if the nominating stockholder(s) and the respective nominee(s) comply with all applicable eligibility, procedural and disclosure requirements set forth in our Bylaws.
BOARD REFRESHMENT
Our Board recognizes the importance of consistent, deliberate Board refreshment and succession planning so that directors collectively have the skills, experience and qualifications necessary for the Board to successfully establish and oversee management’s execution of the Company’s strategic priorities and to ensure that the long-term interests of stockholders are being served. Our Board is committed to thoughtful refreshment that aligns with the Company’s current and future needs, ensuring the
Board maintains the skills, experience and perspectives necessary to support the Company’s long-term strategy and oversight responsibilities. The Governance Committee is responsible for developing a succession plan for the Board and on an annual basis, identifying and evaluating director candidates for election at the annual meeting. Seven of our independent directors have joined the Board in the past five years.
Regular Evaluation of Board Composition and Tenure
In identifying candidates for annual election to the Board, the Governance Committee determines which incumbent directors are willing to be nominated for re-election and will also identify and evaluate new candidates, when appropriate. The Governance
Committee reviews with the Board the requisite characteristics, skills and qualifications that nominees should possess individually and in the aggregate in the context of Sysco’s business and structure. The review includes consideration of the criteria set forth below and such other factors as the Governance Committee considers to be relevant at the time.

22	SYSCO CORPORATION // 2026 Proxy Statement
BOARD OF DIRECTORS MATTERS
Director Independence
The Governance Committee also considers tenure. Our director tenure guidelines provide that no non-employee director may be nominated for re-election if the director served 15 years as of the date of Board election unless the Board, upon recommendation from the Governance Committee, determines that it is in the best interest of the stockholders to extend the director’s service for an additional period of time. Since these guidelines were adopted in 2016, the average tenure of independent director nominees declined from nine to six years, and we have elected twelve new directors during such time.
DIRECTOR INDEPENDENCE
Our Corporate Governance Guidelines (the “Guidelines”) require that at least a majority of our directors meet the criteria for independence that the NYSE has established for continued listing, as well as the additional criteria set forth in the Guidelines.
A copy of our Guidelines is available on our website at www.sysco.com under “Investors - Corporate Governance.” Additionally, we require that all members of the Audit Committee, the CLD Committee, and the Governance Committee be independent, that all members of the Audit Committee satisfy the additional requirements of the NYSE and SEC rules, and that all members of the CLD
Committee satisfy the additional NYSE requirements.
The Board considers all relevant facts and circumstances in making its independence determinations. The Board has reviewed all relevant relationships between those individuals who served as a director at any time during fiscal year 2026 and Sysco. The relationships reviewed included any described below under “Certain Relationships and Related Person Transactions” and several relationships that did not automatically impair independence under the NYSE standards or our Guidelines, either because of the type of affiliation between the director and the other entity or because the amounts involved did not meet the applicable thresholds.
These additional relationships included the following, which were considered by the Board at the time it made its independence determinations: (1) Mr. Dibadj’s service as Chief Executive Officer of an asset management company that owns less than 5% of
Sysco’s outstanding Common Stock based on its most recent public disclosure; (2) Mses. Paul and Talton and Messrs. Hinshaw and Marques serve as directors of companies that have an existing customer or supplier relationship with the Company; (3)
Ms. Talton serves as a director of a charitable organization that is also a customer of the Company; and (4) Mr. Ondrof’s son works as a manager for an existing customer of the Company.
After reviewing this information, the Board has determined that no Board nominee, other than Mr. Hourican, has a material relationship with Sysco and that all nominees, other than Mr. Hourican, are independent under the NYSE standards and the categorical standards set forth in our Guidelines. The Board has also determined that each member of the Audit Committee, CLD
Committee and Governance Committee is independent. The Board has determined that no non-employee director received any compensation from Sysco at any time since the beginning of fiscal year 2026, other than in his or her capacity as a non-employee director, committee member, committee chair or Lead Independent Director.

SYSCO CORPORATION // 2026 Proxy Statement	23
CORPORATE GOVERNANCE
BOARD LEADERSHIP STRUCTURE
Our Guidelines provide the Board with flexibility to determine the leadership structure that best serves the interests of Sysco and our stockholders based on evolving needs. The Board regularly evaluates whether the roles of CEO and Chair of the Board should be combined or separated. We currently have a combined Chair of the Board and CEO leadership structure. The selection of
Mr. Hourican as Chair of the Board was a result of the Board’s implementation of a thoughtful succession plan and represents the
Board’s determination that having Mr. Hourican, our Company’s CEO, serve as Chair of the Board is in the best interest of our stockholders at this time. When the Chair of the Board and CEO roles are combined, our Guidelines require that the Board elect a
Lead Independent Director position to serve as the principal liaison between the independent directors and the CEO. The Board has elected Ms. Paul to serve as the Lead Independent Director.
The Board views the current leadership structure as having the following advantages:
Strong Linkage Between Strategy and Company Performance. Mr. Hourican’s familiarity with Sysco’s business and his role in the day-to-day operations of the Company’s business position him to facilitate effective Board oversight of Sysco’s strategy, including enhancement of stockholder value and growth and expansion of the Company’s business.
Enhancement of Board Efficiency and Effectiveness. Mr. Hourican’s day‑to‑day role in managing our business and implementing strategy provides him with access to the people, information and resources that allow him to efficiently identify and timely communicate significant business developments and sensitive matters to our independent directors.
Independent Governance Oversight. The Board believes that having a Lead Independent Director provides the Board with independent leadership and facilitates the independence of the Board from management. Our Lead Independent Director,
Ms. Paul, provides strong independent leadership and oversight, leveraging her substantial business and professional service experience, her service on our Board through multiple business cycles, and her role as Chair of our CLD Committee.
This experience makes Ms. Paul a particularly valued advisor to our Chair of the Board and CEO and provides her with a deep level of understanding of our business that enhances her independence from management. The Lead Independent Director’s clearly defined role and responsibilities as detailed below, coupled with leadership of each Board Committee by an independent director, ensures that the independent directors have the ability to devote Board attention to any matter they deem appropriate.
Robust Lead Independent Director Responsibilities:
•Presides at all meetings of the Board at which the Chair of the Board is not present, including executive sessions of the independent directors;
•Consults with the independent directors and serves as the primary liaison between the independent directors and the Chair of the Board and CEO;
•Provides guidance and coaching to the Chair of the Board and CEO;
•Ensures effective communication among Board members;
•Establishes the agenda for, calls and presides at each meeting of the independent directors as necessary or desirable;
•Consults with the Chair of the Board and CEO on the board agenda and ensures there is adequate time allotted for key topics;
•Approves materials sent to the Board;
•Evaluates, in collaboration with the CLD Committee, the performance of the Chair of the Board and CEO relative to any corporate goals and objectives established by the CLD Committee;
•Leads the Board’s annual self-assessment;
•Retains outside advisors and consultants to report directly to the Board;
•Maintains free and open communication with the management of the Company; and
•Participates in stockholder outreach.

24	SYSCO CORPORATION // 2026 Proxy Statement
CORPORATE GOVERNANCE
Board Committees
BOARD COMMITTEES
The Board has six standing committees: AI Transformation and Technology Committee, Audit Committee, the CLD Committee, the
Governance Committee, Sustainability Committee and Executive Committee. The written charters for all six committees are published on our website at www.sysco.com under “Investors — Corporate Governance.” The membership and primary responsibilities of the committees are summarized below. Mr. Glasscock’s service on the CLD Committee, Governance Committee and Executive Committee will conclude at the Annual Meeting.

Artificial Intelligence Transformation and Technology Committee			Fiscal Year 2026 Meetings: 10

Ms. Talton CHAIR	Ms. Golder	Mr. Hinshaw	Mr. Murray

Primary Responsibilities
•Reviews and acts in an advisory capacity to the Board and management with respect to the Company’s artificial intelligence transformation and technology strategies, including information technology, artificial intelligence, data governance and cybersecurity matters;
•Reviews material technology projects, investments, and initiatives, and assesses whether the Company’s technology programs effectively support its business and strategic objectives; and
•Advises the Board and management regarding significant technology matters, including the adoption and use of new and emerging technologies, such as AI and related technologies, and the associated strategic opportunities, risks and governance considerations.

Audit Committee				Fiscal Year 2026 Meetings: 11

Mr. Halverson CHAIR	Ms. DeBiase	Mr. Dibadj	Ms. Golder	Mr. Marques	Mr. Ondrof

Primary Responsibilities
•Oversees and is responsible for our independent auditors (including appointments, the scope of audit procedures, the nature of services performed, the fees paid and assessment of their performance);
•Reviews auditing and accounting matters, including Sysco’s accounting practices and policies;
•Reviews treasury and finance matters, including the issuance and repurchase of Company securities and policies on capital structure, and the Company’s policies governing capital structure, debt limits and liquidity;
•Oversees the Company’s risk assessment and risk management policies and processes;
•Oversees compliance with legal and regulatory requirements, corporate accounting, reporting practices, and the integrity of the Company’s financial statements; and
•With the Sustainability Committee, reviews the Company’s sustainability disclosures and their alignment with the Company’s financial reporting and internal controls and procedures.
•Additional information on the Audit Committee and its activities is set forth below under the “Audit Committee Report.”

SYSCO CORPORATION // 2026 Proxy Statement	25
CORPORATE GOVERNANCE
Board Committees

Compensation and Leadership Development Committee				Fiscal Year 2026 Meetings: 7

Ms. Paul CHAIR	Mr. Glasscock	Ms. Golder	Mr. Halverson	Mr. Hinshaw

Primary Responsibilities
•Evaluates and approves the Company’s executive compensation philosophy, policies, plans, and programs, including ensuring that executive compensation is aligned with Company and individual performance;
•Establishes and approves all compensation for senior officers, including the CEO, and determines equity awards for all colleagues that participate in any incentive programs;
•Reviews and approves all employment agreements, separation and severance agreements and other compensatory contract arrangements, perquisites and payments with respect to current or former senior officers;
•Reviews with the CEO the Company’s leadership development programs, human capital policies and strategies and succession planning for other senior officers; and
•Evaluates the independence and any potential conflict of interest for any compensation consultant.
•Additional information on the CLD Committee, its activities, its relationship with its compensation consultant and the role of management in setting compensation is provided under the “Compensation Discussion and Analysis” section below.

Corporate Governance and Nominating Committee			Fiscal Year 2026 Meetings: 7

Mr. Hinshaw CHAIR	Mr. Brutto	Mr. Glasscock	Ms. Paul	Ms. Talton

Primary Responsibilities
•Reviews qualification criteria for Board members and identifies, evaluates and recommends director nominees;
•Reviews and makes recommendations on matters of corporate governance and associated risks, and maintains and administers the Guidelines;
•Recommends to the Board any policies or principles for CEO succession;
•Oversees the process for reviewing the performance of the members of the Board and its committees;
•Recommends to the Board the compensation of non-employee directors;
•Makes recommendations to the Board regarding Board size, Board Committee composition, and director independence;
•Reviews and recommends that the Board ratify and confirm all persons previously designated as officers of the Company;
•Reviews related person transactions and reviews and makes recommendations regarding changes to Sysco’s Related Person
Transaction Policy; and
•Reviews and makes recommendations regarding the organization and effectiveness of the Board, including composition and processes, the appointment of committee members, committee chairs and the responsibilities of the committees of the Board, and the conduct for
Board meetings, committee meetings and stockholder meetings.

26	SYSCO CORPORATION // 2026 Proxy Statement
CORPORATE GOVERNANCE
Board Committees

Sustainability Committee			Fiscal Year 2026 Meetings: 3

Mr. Brutto CHAIR	Ms. DeBiase	Mr. Dibadj	Mr. Marques	Ms. Talton

Primary Responsibilities
•Reviews and acts in an advisory capacity to the Board and management with respect to policies and strategies that affect Sysco’s role as a socially responsible organization;
•Reviews, evaluates and provides input on the development and implementation of Sysco’s sustainability strategy, including as it relates to the achievement of sustainability goals and objectives previously established by the management; and
•Reviews Sysco’s charitable, civic, educational and business contributions and policies and practices related thereto.

Executive Committee			Fiscal Year 2026 Meetings: 0

Mr. Hourican CHAIR	Mr. Brutto	Mr. Glasscock	Mr. Halverson	Mr. Hinshaw	Ms. Paul	Ms. Talton

Primary Responsibilities •Acts on behalf of the Board and exercises all the powers of the Board between meetings, to the extent permitted by applicable law.

SYSCO CORPORATION // 2026 Proxy Statement	27
CORPORATE GOVERNANCE
Board Meetings
BOARD MEETINGS
During fiscal year 2026, the Board held eleven meetings, including five regular meetings and six special meetings, and committees of the Board held a total of 38 meetings. Each director attended at least 75% of the aggregate of all meetings of the Board and the committees on which he or she served during fiscal year 2026.
The independent directors meet regularly in executive session without the CEO or any other member of management present.
In fiscal year 2026, the independent directors met in executive session at all five of their regular Board meetings and at two of their special Board meetings. As Lead Independent Director for fiscal year 2026, Mr. Glasscock presided over all executive sessions.
It is the Board’s policy that directors attend the Annual Meeting, to the extent practicable. Eleven directors, representing 100% of the full Board at the time, attended the 2025 Annual Meeting of Stockholders.
Director Orientation and Continuing Education
All new directors participate in the Company’s Orientation Program, which is conducted within six months of the meeting at which new directors are elected. This orientation includes presentations by senior management that familiarize new directors with the
Company’s strategic plans, its significant financial, accounting and risk management issues, its ethics and compliance program, its
Global Code of Conduct, its principal officers, and its internal and independent auditors. In addition, the Orientation Program includes visits to the Company’s headquarters and to at least one of the Company’s operating sites to educate directors on the
Company’s business and strategy.
The Company may develop continuing education programs sponsored by the Company from time to time, including programs addressing legal, financial, regulatory and industry specific topics. In addition, we encourage directors to attend director education seminars at the Company’s expense and provide continuing education resources and memberships.
ANNUAL BOARD AND COMMITTEE
SELF-EVALUATIONS
Every year, the Board conducts a self-evaluation to determine whether the Board and its committees are functioning effectively.
The Chair of the Board, the Lead Independent Director and the Chair of the Governance Committee lead a discussion of the
Board’s performance in executive session. The discussion yields actionable feedback which results in continuous enhancements to the Board.
In addition, each Board committee conducts a self-evaluation of its performance, focused on the committee’s key responsibilities.
As part of the evaluation process, each director completes a committee self-evaluation questionnaire developed by the
Governance Committee. This year, the questionnaire responses were compiled and reviewed by internal legal counsel. Each committee chair received a summary of the responses, without attribution to any individual director. The committees reviewed feedback from their respective self-evaluations, as did the full Board. The key insights derived from the Board and committee self-
evaluations are instrumental in informing the Board’s approach to meeting effectiveness, agenda setting, and overall strategy.
The Board’s self-evaluation process has been enhanced to include periodic “360 degree” individual director performance reviews, which involve a confidential evaluation of the individual performance of directors selected by the Governance Committee by each of the other directors, key members of senior management, and representatives of certain independent, third-party firms that routinely interact with the directors assessed. An independent, third-party corporate governance firm compiles and communicates the feedback from these reviews to the directors assessed.
MANAGEMENT DEVELOPMENT AND
SUCCESSION PLANNING
On an ongoing basis, the Board plans for succession to the position of CEO and other key management positions. The
Governance Committee is responsible for reviewing and recommending to the Board the appointment of all executive officers and other senior officers that report to the CEO. To assist the Board, the CEO periodically assesses the senior executives and their potential to succeed to the position of CEO and provides the Board with an assessment of potential successors to other key positions. Management development and succession planning remained top priorities of executive management and the Board during fiscal year 2026.

28	SYSCO CORPORATION // 2026 Proxy Statement
CORPORATE GOVERNANCE
Risk Oversight
RISK OVERSIGHT

BOARD OF DIRECTORS
•Oversees Sysco’s enterprise risk management process to ensure it is consistent with the Company’s short- and long-
term goals.
•Considers enterprise risk in evaluating the Company’s strategy, including specific strategies and emerging risks.
•Monitors specific enterprise risks it has chosen to retain oversight, such as risks related to the Recipe for Growth
Strategy, senior leadership succession planning, cybersecurity, artificial intelligence and food safety and quality assurance.

The Board’s committees help oversee the enterprise risk management process within their respective areas of authority.

AI Transformation & Technology Committee
•Oversees and receives comprehensive updates from management regarding risks related to artificial intelligence, cybersecurity and data protection, and reviews management's policies, processes, and practices to identify, assess, monitor, manage and mitigate such risks.
•Monitors new technologies, including AI and related technologies, trends in AI, applications, and systems that relate to and/
or affect our AI transformation and technology strategy or programs and reviews and makes recommendations about the strategic benefit of material AI/technology projects and various alternatives that support our AI/technology strategy.

Audit Committee
•Reviews management’s processes for assessing and managing the Company’s exposure to enterprise risk.
•Makes recommendations about the processes by which members of the Board and relevant committees will be made aware of material enterprise risks.
•Appoints and evaluates the Company’s independent auditors.
•Assesses the Company’s internal controls over accounting, financial and sustainability reporting.
•Guides best practices across internal audit functions, customer credit risks and contingent liabilities.
•Monitors risks related to legal, compliance, regulatory and other matters, including sustainability reporting and disclosures.

CLD Committee
•Ensures our executive compensation policies and practices do not incentivize excessive or inappropriate risk-taking.
•Oversees risks related to the Company’s human capital strategies, including senior leadership succession planning, leadership development, pay and inclusion.

Governance Committee
•Ensures proper corporate governance standards are met, with qualified directors and senior officers selected.
•Monitors compliance with the Company’s Securities Trading Policy and oversees significant related person transactions and/or risks related to potential conflicts of interest.

Sustainability Committee
•Oversees risks in environmental sustainability, food safety and quality assurance and social responsibility, jointly with the Audit Committee and Board.
•Reviews, evaluates and provides input on our sustainability strategy as it relates to the achievement of any sustainability goals.

MANAGEMENT
•Identifies, manages and mitigates enterprise risks, and reports directly to the Audit Committee and the Board on a regular basis with respect to enterprise risk management.
•Annually reviews with the Board the Board-level enterprise risks identified, such as strategic, operational, financial, legal/
regulatory, reputation and emerging risks, as well as management’s process and resources needed for mitigating the potential effects of such risks.
•Frequently discusses the prioritization of enterprise risks, assignment of risk owners responsible for ensuring risks remain within management’s risk tolerance and tracking and monitoring risk information.

The Chair of the Board coordinates the flow of information regarding enterprise risk oversight from each committee to the independent directors and participates in the review of the agenda for each Board and committee meeting. As the areas of oversight among committees sometimes overlap, committees may hold joint meetings when appropriate and address certain enterprise risk oversight issues at the full Board level. The Board considers enterprise risk in evaluating the Company’s strategy, including specific strategic and emerging risks. The Board also monitors any specific enterprise risks for which it has chosen to retain oversight and reviews options for elimination, reduction, or mitigation. The Board believes that the administration of its risk oversight function has not affected its leadership structure.

SYSCO CORPORATION // 2026 Proxy Statement	29
OTHER GOVERNANCE MATTERS
CORPORATE GOVERNANCE MATTERS
We believe good corporate governance is critical to achieving business success. To provide a general framework for the management of the Company and reflect our commitment to sound governance practices, the Board has adopted certain policies and other documents, collectively referred to in this Proxy Statement as our “Governance Documents.” Our Governance
Documents include the following:
•Bylaws;
•Corporate Governance Guidelines;
•The Charters of the Board’s six standing committees; and
•The Global Code of Conduct.
The Governance Documents outline the functions of the Board and each Board committee, director responsibilities, and various processes and procedures designed to ensure effective and responsive governance.
The Governance Committee regularly reviews the Governance Documents and recommends revisions, as needed, to the Board to reflect developments in the law and corporate governance practices.
The Governance Documents are available to view or download from our website at www.sysco.com under “Investors—Corporate
Governance.” These documents will also be provided without charge to any stockholder, upon written request to the Corporate
Secretary at Sysco Corporation, 1390 Enclave Parkway, Houston, Texas 77077.
GLOBAL CODE OF CONDUCT
Our Global Code of Conduct sets the foundation for how we conduct our business with integrity and excellence. All directors, officers and employees are expected to understand and follow the Global Code of Conduct, which reflects our core values:
Integrity, Inclusion, Teamwork, Excellence and Responsibility. By holding ourselves to these standards, we commit to conducting business ethically and with respect for others.
The Global Code of Conduct covers essential topics such as anti-bribery, antitrust, anti-fraud, conflicts of interest and compliance with export and import laws. It also affirms our dedication to upholding human rights, respect in the workplace, and ensuring workplace safety. By embracing these principles, we aim to foster a workplace and business environment rooted in ethical behavior and respect for all.
The Global Code of Conduct is reviewed periodically by our Governance Committee and requires strict adherence to all laws and regulations applicable to our business and requires employees to report any violations of the Global Code of Conduct. We will disclose any future amendments to or waivers of the Global Code of Conduct on our website at www.sysco.com under the heading
“Investors—Corporate Governance.”
Sysco colleagues can report concerns through various channels, including management, human resources, Global Ethics and
Compliance, or the 24/7 Sysco Ethics Line. Reports of financial impropriety are escalated to the Audit Committee and investigated in accordance with procedures set out to comply with the Sarbanes-Oxley Act. A copy of the Global Code of Conduct can be found on the Company’s website, www.sysco.com.

30	SYSCO CORPORATION // 2026 Proxy Statement
OTHER GOVERNANCE MATTERS
Certain Relationships and Related Person Transactions
CERTAIN RELATIONSHIPS AND RELATED
PERSON TRANSACTIONS
Related Person Transactions Policies and Procedures
The Board has adopted written policies and procedures for review and approval or ratification of transactions with related persons, including our Related Person Transaction Policy. These policies apply to Sysco directors, director nominees, executive officers, beneficial owners of more than 5 percent of our outstanding Common Stock, and any immediate family members of any of these persons. We follow these policies and procedures for any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which Sysco was or is to be a participant, the amount involved exceeds $100,000, and a related person had or will have a direct or indirect material interest. Among other situations, these policies specifically apply to purchases of goods or services by or from a related person or an entity in which a related person has a material interest, indebtedness, guarantees of indebtedness, and employment by Sysco of a related person.
Any of our employees, officers, or directors who have knowledge of a proposed related person transaction must report the transaction to our Chief Legal Officer. Whenever practicable, before the transaction becomes effective or is consummated, the proposed transaction will be reviewed and approved by the Board or, pursuant to authority delegated by the Board, by the Chair of the Governance Committee, if the aggregate amount involved is expected to be less than $200,000, or the entire Governance
Committee, if the aggregate amount involved is expected to be less than $500,000. If a potential related person transaction is entered into without such prior approval, the Governance Committee will review and recommend to the Board, and the Board will determine, in its discretion, whether to ratify the transaction.
The Governance Committee and the Board reviewed all transactions since June 29, 2025 involving a “related person” identified in the annual questionnaire responses or otherwise known to the Board or the Company and determined that none of the transactions was required to be disclosed as a related person transaction pursuant to the SEC’s rules.

SYSCO CORPORATION // 2026 Proxy Statement	31
DIRECTOR COMPENSATION
OVERVIEW OF NON-EMPLOYEE
DIRECTOR COMPENSATION
Semler Brossy Consulting Group, LLC (“Semler Brossy”) advised the Governance Committee with respect to non-employee director compensation. At the Governance Committee’s request, Semler Brossy provided data regarding the amounts and types of compensation paid to non-employee directors at the companies in Sysco’s peer group and identified trends in director compensation. All decisions regarding non-employee director compensation are recommended by the Governance Committee and approved by the Board. In addition to providing background information and written materials, Semler Brossy representatives attended meetings when the Chair of the Governance Committee believed their expertise would be beneficial to the committee’s discussions.
Sysco uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board.
Directors who are also Sysco employees, such as Mr. Hourican, do not receive additional compensation for serving on the Board or any of its committees.
Non-employee directors receive the following amounts:
•Annual cash retainer: $110,000, paid in quarterly installments;
•Additional annual cash retainer for committee chairs (paid in quarterly installments):
•AI Transformation and Technology Committee: $20,000;
•Audit Committee: $30,000;
•CLD Committee: $20,000;
•Governance Committee: $20,000; and
•Sustainability Committee: $20,000;
•Annual grant of restricted stock: valued at $210,000 and vests in full on the first anniversary of the grant date; and
•Lead Independent Director additional cash retainer: $100,000.
See “Equity-Based Awards to Non-Employee Directors” below for a description of the plan under which the restricted stock was granted, and the “Fiscal Year 2026 Director Compensation” table below for detailed compensation information for fiscal year 2026 for each person who served as a non-employee director.
Reimbursement of Expenses
Non-employee directors are entitled to reimbursement of expenses related to their service as a director, including committee participation or special assignments. Travel reimbursements may include reimbursement of a portion of the cost of non-commercial air travel in connection with Sysco business, subject to specified maximums. Non-employee directors may not be reimbursed for amounts related to the purchase price of an aircraft or fractional interest in an aircraft, and any portion of the reimbursement that relates to insurance, maintenance and other non-incremental costs is subject to an annual cap. Non-employee directors also receive discounts on products carried by the Company and its subsidiaries comparable to the discounts offered to all
Sysco employees.

32	SYSCO CORPORATION // 2026 Proxy Statement
DIRECTOR COMPENSATION
Equity-Based Awards to Non-Employee Directors
EQUITY-BASED AWARDS TO
NON-EMPLOYEE DIRECTORS
As of September 16, 2026, the non-employee directors held shares of restricted stock and elected shares (as described below), all which were issued under the Sysco Corporation 2018 Omnibus Incentive Plan, which we refer to as the “2018 Omnibus Incentive
Plan.” Below is a description of the relevant provisions of the 2018 Omnibus Incentive Plan.
Election to Receive a Portion of the Annual Retainer in Common Stock
A non-employee director may elect to receive between 10% and 100% (in 10% increments) of his or her annual retainer fee, including any additional retainer paid to the Chair of the Board, Lead Independent Director and the committee chairs, in Common
Stock rather than in cash. During fiscal year 2026, when a director made an election, each quarterly retainer payment was credited to the director’s stock account with the number of shares of Common Stock equivalent to the cash portion that the director chose to receive in stock using the closing price on the last business day before the payment date. These credited shares are called
“elected shares” and vest immediately but are not issued to the director until the end of the calendar year.
Annual Awards of Restricted Stock
Pursuant to the 2018 Omnibus Incentive Plan, the Board may grant non-employee directors restricted stock awards with a minimum one-year vesting period. These restricted stock awards are shares of Common Stock subject to transfer restrictions and forfeiture provisions. The 2026 equity grants were issued in November 2025. If a director leaves the Board after their term, or after turning age 71, his or her restricted stock will continue to vest as scheduled. All unvested shares will automatically vest upon a director’s death. However, if a director ceases to serve as a director of Sysco under any other circumstances, they forfeit any unvested restricted stock.
Deferral of Shares
Non-employee directors may also elect to defer receipt of any or all shares of Common Stock, whether such shares are to be issued as a grant of restricted stock or as elected shares. The receipt of Common Stock may be deferred until the earliest of their death, the date on which the non-employee director ceases to be a director of the Company, or a change of control of Sysco.
These deferral elections must be made in accordance with the terms and conditions set forth in the Sysco Corporation 2009 Board of Directors Stock Deferral Plan (the "2009 Stock Deferral Plan").
Change in Control
Any unvested restricted stock awards will vest immediately upon the occurrence of certain terminations of service within the
24-month period following a specified change in control.

SYSCO CORPORATION // 2026 Proxy Statement	33
DIRECTOR COMPENSATION
Stock Ownership Guidelines
STOCK OWNERSHIP GUIDELINES
To align the interests of our directors with those of our stockholders, the Board has established stock ownership guidelines to ensure our directors maintain a meaningful financial stake in the Company’s Common Stock.
Under the guidelines, a non-employee director who has served for at least five years is expected to hold, and to continuously maintain, Common Stock valued at a minimum five times their annual base retainer. Shares that count towards this ownership requirement include: (i) shares the director elects to receive instead of cash retainers; (ii) vested shares of Common Stock held under the 2009 Stock Deferral Plan (or any successor plan thereto); (iii) restricted stock shares subject to transfer restrictions or potential clawbacks; and (iv) shares owned by entities (such as corporations or foundations) over which the director has voting and/
or investment control. All shares underlying stock options, restricted stock units, or other convertible securities are excluded.
As of September 16, 2026, every non-employee director was in full compliance with these guidelines or on track to achieve compliance within the five-year timeframe.
FISCAL YEAR 2026 DIRECTOR COMPENSATION
The following table provides compensation information for fiscal year 2026 for each of our directors who served for any part of the fiscal year, other than Mr. Hourican, who did not receive any compensation for his fiscal year 2026 Board service, other than the compensation for services as an employee that is disclosed elsewhere in this Proxy Statement. See “Executive Compensation –
Summary Compensation Table” below for details regarding the executive officer compensation earned by Mr. Hourican for fiscal year 2026:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)(4)	Non-Qualified Deferred Compensation Earnings ($)(5)	Other Compensation ($)(6)	Total ($)
Daniel J. Brutto	130,000	209,971	—	—	339,971
Francesca DeBiase	110,000	209,971	—	—	319,971
Ali Dibadj	110,000	209,971	—	—	319,971
Larry C. Glasscock	210,000	209,971	—	—	419,971
Jill M. Golder	110,000	209,971	—	—	319,971
Bradley M. Halverson	140,000	209,971	—	—	349,971
John M. Hinshaw	130,000	209,971	—	—	339,971
Roberto Marques	110,000	209,971	—	—	319,971
Alison Kenney Paul	130,000	209,971	—	—	339,971
Sheila G. Talton	130,000	209,971	—	—	339,971
(1)Includes retainer fees, including any retainer fees for which the non-employee director has elected to receive shares of Common Stock in lieu of cash and fees for the fourth quarter of fiscal year 2026 that were paid at the beginning of fiscal year 2027. Although we credit shares to a director’s account each quarter, the elected shares are not actually issued until the end of the calendar year, unless the director’s service as a member of the Board terminates earlier. The number of shares of Common Stock actually credited to each non-employee director’s account in lieu of cash during fiscal year 2026, which are reported in the column entitled “Stock Awards” above, was as follows:
259 shares for Mr. Brutto; 1,431 shares for Mr. Dibadj; 1,364 shares for Mr. Glasscock; and 428 shares for Ms. Paul. Messrs. Halverson,
Hinshaw and Marques and Mses. DeBiase, Golder and Talton did not elect to receive any shares in lieu of their cash retainer fees.
Directors may choose to defer receipt of the elected shares described in this footnote under the 2009 Stock Deferral Plan. The number of elected shares of Common Stock deferred by each non-employee director during fiscal year 2026 (which are included in the elected shares described above) was as follows: Mr. Glasscock (1,364 shares). To the extent that cash dividends are paid on our Common Stock, each non-employee director also receives the equivalent amount of the cash dividend credited to his or her account with respect to all elected shares that are deferred. If the director has chosen to defer the receipt of any shares, such shares will be credited to the director’s account and issued on the earliest to occur of the “in-service” distribution date elected by the director (which will be at least one year following the end of the plan year in which the shares would otherwise have been distributed to the director), the death of the director, the date on which the director ceases to be a director of the Company, a change of control of Sysco, or the date on which the director applies and qualifies for a hardship withdrawal.

34	SYSCO CORPORATION // 2026 Proxy Statement
DIRECTOR COMPENSATION
Fiscal Year 2026 Director Compensation
(2)For fiscal year 2026, the Board, upon the recommendation of the Governance Committee, determined that it would grant approximately
$210,000 in equity incentives to each of the non-employee directors. Therefore, on November 14, 2025, the Board granted to each of the non-employee directors 2,797 shares of restricted stock valued at $75.07 per share, the closing price of Common Stock on the NYSE on
November 14, 2025. These awards were granted under the 2018 Omnibus Incentive Plan and vest in full on the first anniversary of the grant date. The amounts in this column reflect the grant date fair value of the awards computed in accordance with ASC 718, “Share-Based
Compensation — Non-Employee Director Awards”. See Note 18 of the consolidated financial statements in Sysco’s Annual Report on Form
10-K for the fiscal year ended June 27, 2026, regarding assumptions underlying valuation of equity awards. The value of any elected shares is included in the column entitled “Fees Earned or Paid in Cash,” as described in footnote (1) above. See “Equity-Based Awards to
Non-Employee Directors” above for a more detailed description. Although we credit elected shares to a director’s account each quarter, the shares are not actually issued until the end of the calendar year, unless the director’s service as a member of the Board of Directors terminates. Pursuant to the 2009 Stock Deferral Plan, non-employee directors may choose to defer receipt of the shares to be issued in connection with the annual restricted stock award. Messrs. Glasscock and Hinshaw and Ms. DeBiase each deferred receipt of the
2,797 shares of restricted stock. To the extent that cash dividends are paid on our Common Stock, each non-employee director also receives the equivalent amount of the cash dividend credited to his or her account with respect to all deferred restricted stock awards in the form of stock units. A director may elect an “in-service” distribution date for deferrals that is at least one year following the end of the plan year in which the shares would otherwise have been distributed to the director. Otherwise, distributions occur upon the earlier of the death of the director, the date on which the director ceases to be a director of the Company, or a change of control of Sysco, unless the director applies and qualifies for a hardship withdrawal.
(3)The aggregate number of unvested stock awards held by each director listed in the table above, as of June 27, 2026, was as follows, and none of the directors shown in the table had options outstanding as of June 27, 2026:

Aggregate Unvested Stock Awards Outstanding as of June 27, 2026
Daniel J. Brutto	2,797
Francesca DeBiase	2,797
Ali Dibadj	2,797
Larry C. Glasscock	2,797
Jill M. Golder	2,797
Bradley M. Halverson	2,797
John M. Hinshaw	2,797
Roberto Marques	2,797
Alison Kenney Paul	2,797
Sheila G. Talton	2,797
The unvested stock awards for each non-employee director listed in the table immediately above relate to restricted stock awards granted in November 2025 that vest in November 2026.
(4)None of the directors shown in the table received option grants with respect to his or her service as an independent director during fiscal year 2026.
(5)We do not provide a defined benefit or actuarial pension plan for the non-employee directors.
(6)The total value of all perquisites and personal benefits received by each of the non-employee directors was less than $10,000.
(7)Due to the Company’s tenure policy, Mr. Glasscock has completed his term and will not be re-elected at this Annual Meeting.

SYSCO CORPORATION // 2026 Proxy Statement	35

Item 2	Advisory Vote to Approve Executive Compensation
The Board of Directors unanimously recommends a vote FOR the approval of the compensation paid to Sysco’s named executive officers.
We are requesting our stockholders to provide advisory approval of the compensation awarded to our Named Executive Officers
(NEOs), as detailed in this Proxy Statement, in accordance with Section 14A and Rule 14a-21(a) of the Exchange Act of 1934, as
amended (the “Exchange Act”). This vote, commonly known as the “Say on Pay” proposal, gives our stockholders an important opportunity to express their views on Sysco’s executive compensation programs and to help ensure our NEOs’ pay is closely aligned with our financial performance.
While this vote is advisory and not binding, the Board and the CLD Committee deeply value stockholder feedback. The CLD
Committee carefully considers stockholder input when making decisions regarding executive compensation.
Sysco’s executive compensation programs are thoughtfully designed to attract and retain exceptional leaders while aligning their interests with those of our stockholders. We strive to balance pay-for-performance incentives with long-term retention, ensuring our compensation remains aligned with Sysco’s financial performance and our peer companies.
After reviewing the information provided in this Proxy Statement, the Board of Directors respectfully requests your approval of the following advisory resolution:
RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, executive compensation tables, and narrative discussion, is hereby APPROVED.
REQUIRED VOTE
The votes cast for this proposal must exceed the votes cast against it in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

36	SYSCO CORPORATION // 2026 Proxy Statement

A LETTER FROM THE CHAIR OF THE COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE

Alison Kenney Paul Lead Independent Director & Chair of the Compensation and Leadership Development Committee
Dear Fellow Stockholders,
At Sysco, we believe executive compensation should reinforce a clear and direct connection between our business strategy, the results we deliver and the long-term value we create for our stockholders. The Compensation and Leadership Development (CLD) Committee applies this principle in overseeing our executive compensation programs, with a focus on rewarding performance, encouraging meaningful ownership and supporting the leadership capabilities required to execute Sysco’s strategy.
Fiscal year 2026 was a record year for Sysco, marked by strong execution, meaningful strategic progress and momentum as we exited the year.
Our compensation outcomes reflect that performance while also demonstrating the rigor and balance built into our pay-for-performance programs.
Under our Annual Incentive Plan (AIP), Sysco exceeded targets in key areas, including operating income growth and cost per piece improvement.
These measures support two important elements of our strategy: delivering profitable growth and advancing operating excellence across the enterprise. Based on Company performance against the established annual objectives, our named executive officers (NEOs) earned an AIP payout of 115.66% of target.
Performance share units (PSUs) that vested at the end of fiscal year 2026 paid out at 42.28% of target based on results against the separate, rigorous multiyear performance objectives established for those awards. Taken together, these outcomes illustrate how our compensation program differentiates among performance periods and results, while maintaining a clear connection between executive compensation and
Company performance.
Refining Our Long-Term Incentive Design
Looking ahead to fiscal year 2027, the Committee approved changes to the annual Long-Term Incentive Plan (LTIP) design to further strengthen alignment between executive compensation and long-term shareholder interests. Beginning in FY27, the annual LTIP award mix will transition from
50% PSUs, 30% Restricted Stock Units (RSUs), and 20% Stock Options to a mix of 50% PSUs and 50% RSUs.
This change follows a comprehensive review of how each component of the program supports performance, ownership and retention. The revised structure maintains a significant emphasis on performance-based compensation while simplifying the program and increasing the role of long-term ownership. It is designed to help Sysco motivate and retain leadership talent needed to execute our strategy, advance our transformation and deliver sustainable value over time.
As Sysco builds on the strong momentum established in FY26, the CLD Committee will continue to evolve our compensation programs thoughtfully and responsibly. We remain focused on maintaining rigorous performance expectations, strong governance and clear accountability, while ensuring our programs support leadership continuity and the long-term interests of Sysco and its shareholders.
On behalf of the Compensation and Leadership Development Committee, thank you for your continued engagement, confidence and investment in Sysco.
Sincerely,
Alison Kenney Paul
Chair of the CLD Committee

SYSCO CORPORATION // 2026 Proxy Statement	37
COMPENSATION DISCUSSION
AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS	37
Executive Summary	37
How Executive Pay is Established	38
What We Paid	40
Fiscal Year 2027 Executive Compensation	46

Stock-Related Policies	46
Executive Compensation Governance and Other Information	48
Report of the Compensation and Leadership Development Committee	51
This Compensation Discussion and Analysis provides comprehensive information regarding the compensation of our NEOs highlighted in the Summary Compensation Table for the fiscal year 2026. Additionally, it examines how their compensation aligns with the guiding principles of our executive compensation programs. For fiscal year 2026, our NEOs were:

Kevin P. Hourican Chair of the Board and Chief Executive Officer	Brandon E. Sewell Interim Chief Financial Officer	Jennifer K. Schott Executive Vice President, Chief Legal Officer & Secretary	Ronald L. Phillips Executive Vice President, Chief Human Resources Officer	Stephen D. Higgs Senior Vice President, U.S. Broadline Foodservice Operations	Greg D. Bertrand Strategic Advisor and Former Executive Vice President and Global Chief Operating Officer	Kenny K. Cheung Former Executive Vice President, Chief Financial Officer
EXECUTIVE SUMMARY
Our fiscal year 2026 was a year of strong financial performance, reflecting the strength of our market position and disciplined execution of our strategy. Driven by solid local execution, effective margin management and continued logistics productivity improvements, we delivered sustainable growth while creating meaningful value for stockholders. During the year, we returned
$1.2 billion to stockholders, including $1.0 billion in dividends and $200 million in share repurchases, demonstrating confidence in our long-term outlook and commitment to disciplined capital allocation.
Our executive compensation programs are designed to align pay outcomes with Company performance and stockholder value creation. Consistent with this pay-for-performance philosophy, a significant portion of executive compensation is tied to the achievement of financial, operational and strategic objectives, as well as long-term shareholder returns. Accordingly, fiscal year
2026 compensation outcomes were aligned with the Company’s strong financial performance, successful execution of strategic priorities and delivery of stockholder value.

Sales increased 3.9% to $84.6 billion	Operating Income increased 0.2% to $3.1 billion	Net Earnings decreased 3.9% to $1.8 billion	EBITDA(1) decreased 0.7% to $4.0 billion

(1)See reconciliation in Annex I - Non-GAAP Reconciliations.

38	SYSCO CORPORATION // 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
How Executive Pay is Established
“Say on Pay” Advisory Vote
The CLD Committee maintains year-round engagement with stockholders through proactive outreach and formal communications concerning executive compensation, corporate governance and sustainability matters. Stockholders also have the opportunity to participate in a non-binding advisory vote on our executive compensation programs. At the Annual Meetings in 2024 and 2025, respectively, 93.80% and 92.99%, of the shares voted were in favor of the “Say on Pay” proposal (excluding abstentions). We are committed to continuing robust engagement with our stockholders.
2025
2024
HOW EXECUTIVE PAY IS ESTABLISHED
The CLD Committee is exclusively responsible for overseeing all aspects of executive compensation for senior officers, including the NEOs. The Committee is firmly committed to aligning executive compensation with Sysco’s pay-for-performance philosophy.
In developing Sysco’s pay-for-performance policies, the CLD Committee collaborates closely with its independent compensation consultant and representatives from the Sysco Total Rewards department to assess base salaries as well as the structure of annual and long-term incentive awards. These assessments are benchmarked against a carefully selected peer group of comparable companies. Although the CLD Committee references median compensation levels within this peer group, it does not aim to target a specific market position for any individual element. Instead, the CLD Committee adopts a holistic approach, considering multiple factors such as the senior officer’s role, expertise, past performance and anticipated future contributions to Sysco.
By emphasizing individual achievements in the context of broader organizational objectives, the CLD Committee seeks to establish a compensation framework that both rewards outstanding performance and supports Sysco’s long-term growth. The CLD
Committee remains committed to periodically reviewing and refining the executive compensation programs to ensure alignment with Sysco’s strategic priorities and the best interests of its stockholders.

Independent Compensation Consultant
Semler Brossy serves as the independent compensation consultant to the CLD Committee, providing expert advice and guidance in the evaluation of our executive compensation programs and policies. Following a thorough review of Semler Brossy’s independence, the CLD Committee has confirmed that Semler Brossy operates independently from Sysco and that no conflicts of interest have arisen from the advisory services they provide to the CLD Committee. During fiscal year 2026, Semler Brossy provided strategic guidance, including but not limited to the following:
•Reviewed the relevance and appropriateness of the peer group utilized for benchmarking executive compensation, as detailed in the section titled “Executive Compensation Peer Group;”
•Compared base salaries, annual and long-term incentive awards, and target total direct compensation for the
NEOs against the peer group to ensure our executive compensation remains competitive and consistent with industry standards;
•Conducted an in-depth analysis of Sysco’s pay-for-performance philosophy, evaluating the alignment between
NEO realizable pay and the Company’s total shareholder return (“TSR”) relative to the peer group;
•Advised on the design of incentive plans, including modifications to address stockholder feedback and better align incentives with our strategic objectives and long-term stockholder interests; and
•Provided updates on changes in regulatory requirements and governance standards, ensuring the CLD
Committee remains informed of the evolving landscape that could impact our executive compensation programs.

SYSCO CORPORATION // 2026 Proxy Statement	39
COMPENSATION DISCUSSION AND ANALYSIS
How Executive Pay is Established

Sysco’s Total Rewards Department
Sysco’s Total Rewards leadership plays a vital role in supporting the CLD Committee by offering strategic insights and enabling well-informed decisions regarding executive compensation. Their expertise ensures that compensation practices are aligned with Company performance. Key contributions include the following:
•Assisting the CEO in formulating recommendations for base salary ranges, the design of annual and long-term incentive programs, and the establishment of target award levels for the NEOs, excluding the CEO;
•Providing detailed projections of anticipated payment levels for both annual and long-term incentive awards; and
•Delivering comprehensive analyses to the CLD Committee assessing the internal equity of compensation across the Company.

Chief Executive Officer
The CEO makes recommendations to the CLD Committee regarding base salaries, annual and long-term incentive awards, and total pay opportunities for the NEOs other than himself. The CEO also provides initial recommendations on metrics and goals for the AIP performance targets for the CLD Committee to consider. The
CLD Committee, in executive session, with input from Semler Brossy, annually determines and approves each element of compensation for the CEO. The CEO is not involved in, nor present during, discussions related to his own compensation.

Executive Compensation Peer Group
With the assistance of its independent compensation consultant, the CLD Committee evaluates the appropriateness of the executive compensation peer group by applying key criteria such as revenue and market capitalization. Through a combination of both quantitative and qualitative assessments, the CLD Committee identifies companies that are relevant for executive compensation benchmarking. The focus is on companies within the logistics, distribution, consumer products and retail industries that fall within a defined range of Sysco’s revenue and market capitalization. This peer group comprises:
•Two U.S. based publicly traded companies in the foodservice distribution sector; and
•Sixteen companies of comparable size and complexity that compete with us for executive talent.
For fiscal year 2026, the CLD Committee approved the addition of Albertsons Companies, Inc. and the removal of Walgreens
Boots Alliance, Inc. following its transition to private ownership.

Fiscal Year 2026 Peer Group(1)	Market Cap(2)	Total Revenue(2)	# of Employees
Albertsons Companies, Inc.	$9,432	$81,720	275,000
Aramark	$9,687	$18,506	278,390
Archer-Daniels-Midland Company	$27,628	$80,269	41,147
Bunge Global SA	$17,229	$70,329	34,000
Costco Wholesale Corporation	$382,766	$280,391	341,000
Dollar General Corporation	$29,225	$42,118	194,000
Dollar Tree, Inc.	$24,461	$18,961	150,000
FedEx Corporation	$67,918	$90,093	415,000
Kimberly-Clark Corporation	$33,485	$16,447	36,000
Loblaw Companies Limited	$72,930	$44,311	220,000
Lowe's Companies, Inc.	$135,279	$84,225	221,500
Performance Food Group Company	$14,101	$62,366	42,785
Target Corporation	$44,262	$105,242	415,000
The Kroger Co.	$39,540	$147,225	403,000
Tyson Foods, Inc.	$20,696	$55,131	133,000
United Parcel Service, Inc.	$84,151	$88,661	350,625
US Foods Holding Corp.	$16,792	$39,424	30,000
Yum! Brands, Inc.	$42,003	$8,214	49,000

Sysco Corporation	$35,287	$82,646	75,000
Sysco Percentile	55th	67th	31st
(1)Market Capitalization, Total Revenue and # of Employees were determined as of December 31, 2025.
(2)Measured in millions of dollars.

40	SYSCO CORPORATION // 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
What We Paid
Compensation Risk Analysis
As part of its oversight responsibilities, the CLD Committee conducts a comprehensive evaluation of Sysco’s compensation programs to ensure that no policy or component inadvertently encourages excessive risk-taking that could jeopardize the long-term interests of our stockholders. Sysco’s Management conducted a detailed assessment of the fiscal year 2026 compensation programs and related risks, with the review and support of Semler Brossy. This analysis specifically targeted employees whose compensation structures demonstrated significant variability and potential risks to Sysco’s business operations. The primary objective was to identify any performance-based incentives that might motivate decisions inconsistent with the Company’s long-term stability.
Based on this analysis, the CLD Committee concluded that Sysco’s compensation programs are strategically designed to support the creation of long-term stockholder value. These programs incorporate effective safeguards that discourage excessive risk-taking and mitigate any material risks associated with employee compensation.
WHAT WE PAID
Pay For Performance Philosophy
Sysco’s executive compensation programs are strategically designed to ensure that a significant portion of the total compensation for our NEOs is directly linked to both the Company’s overall financial performance and each individual’s performance. This performance focused approach aligns the NEOs’ interests with Sysco’s long-term strategic goals. By tying a significant portion of compensation to clear and measurable outcomes, our compensation programs motivate our NEOs to drive company success while promoting a culture of accountability.
For fiscal year 2026, our executive compensation continues to emphasize performance-based pay. Approximately 91% of our
CEO’s total target compensation was variable and directly connected to performance results. Likewise, 79% of the total compensation for our other NEOs was contingent upon Sysco's performance.
CEO
NEOs OTHER THAN CEO
Compensation Arrangements for Messrs. Bertrand, Higgs and Sewell
Mr. Bertrand transitioned to a non-executive officer strategic advisor position effective January 1, 2026, in preparation for his retirement on September 30, 2026. In connection with Mr. Bertrand’s transition into the role of strategic advisor, he will receive:
(i) an annual base salary of $443,500; (ii) a one-time cash award valued at $250,000; (iii) continued vesting of Company equity or equity-based awards, subject to continued employment; and (iv) continued eligibility to participate in the Company’s 401(k) plan, management savings plan, health insurance and certain other retirement and welfare benefit plans. However, Mr. Bertrand will not be eligible to participate in bonus programs or be granted new long-term equity awards while serving in the role of strategic advisor
(except with respect to receiving a pro-rated cash bonus under the AIP based on base salary earned during the first half of fiscal year 2026 and Company performance, subject to continued employment and payable after the end of the fiscal year).
Mr. Higgs also received a one-time RSU award granted on January 1, 2026, valued at $500,000 intended to enhance his retention.
The RSU award will cliff vest after three years, subject to his continued employment with the Company through the applicable vesting date. In addition, Mr. Higgs received an annual base salary of $550,000 effective March 1, 2026, related to his appointment to Senior Vice President, U.S. Broadline Foodservice Operations.

SYSCO CORPORATION // 2026 Proxy Statement	41
COMPENSATION DISCUSSION AND ANALYSIS
What We Paid
Additionally, Mr. Sewell was appointed to serve as Interim Chief Financial Officer, effective March 6, 2026. In connection with the appointment, Mr. Sewell and the Company entered into a letter agreement, pursuant to which Mr. Sewell will receive an annual base salary of $420,000 and will be eligible to receive: (i) a monthly allowance of $25,000 while serving in the interim role; (ii) a target AIP for fiscal year 2026 equal to 100% of his annual base salary, pro-rated from March 1, 2026; (iii) an annual equity award for fiscal year 2026 under the Long Term Incentive program with a grant date fair value equal to 125% of his annual base salary, vesting over a period of three years; and (iv) a one-time restricted stock unit award to be granted upon completion of Mr. Sewell’s interim role.
Base Salary
Each year, the CLD Committee reviews the base salary of each NEO. While the CLD Committee generally aims to set base salaries around the market median, an individual NEO’s base salary may be higher or lower depending on factors such as performance, experience and length of time in the role.

Named Executive Officer	Fiscal Year 2025 Base Salary(1)	Fiscal Year 2026 Base Salary(2)
Kevin P. Hourican	$1,400,000	$1,442,000
Brandon E. Sewell(3)	400,000	410,000
Jennifer K. Schott	710,000	731,000
Ronald L. Phillips	706,000	725,000
Stephen D. Higgs(4)	490,000	502,250
Greg D. Bertrand(5)	863,000	887,000
Kenny K. Cheung	830,000	900,000
(1)Base salary effective as of end of fiscal year 2025.
(2)Base salary effective as of August 24, 2025.
(3)Mr. Sewell’s base salary changed effective March 1, 2026, related to his appointment to Interim Chief Financial Officer. For discussion on base salary adjustments, refer to the “Compensation Arrangements for Messrs. Bertrand, Higgs and Sewell” section above.
(4)Mr. Higgs’s base salary changed effective March 1, 2026, related to his appointment to Senior Vice President, U.S. Broadline Foodservice
Operations. For discussion on base salary adjustments, refer to the “Compensation Arrangements for Messrs. Bertrand, Higgs and Sewell”
section above.
(5)Mr. Bertrand’s base salary changed effective January 1, 2026, upon his transition to a strategic advisor role. For discussion on base salary adjustments, refer to the “Compensation Arrangements for Messrs. Bertrand, Higgs and Sewell” section above.

42	SYSCO CORPORATION // 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
What We Paid
Annual Incentive Plan
We believe that the Annual Incentive Plan (“AIP”) plays a crucial role in aligning NEO compensation with short-term performance.
This structure allows the CLD Committee to adjust an NEO's total compensation based on the achievement of specific financial metrics and strategic business objectives. This balanced design aligns NEO incentives with both short-term financial achievements and strategic priorities that drive sustained, long-term growth.

Named Executive Officer	AIP Target (% of Base Salary)
Kevin P. Hourican	175%
Brandon E. Sewell	100%
Jennifer K. Schott	100%
Ronald L. Phillips	100%
Stephen D. Higgs	100%
Greg D. Bertrand(1)	150%
Kenny K. Cheung	125%
(1)Mr. Bertrand was eligible for a prorated AIP payout. For discussion, refer to the “Compensation Arrangements for Messrs. Bertrand, Higgs
and Sewell” section above.
The CLD Committee carefully evaluates performance metrics, including goals set at threshold, target and maximum payout levels.
NEOs are eligible to earn incentive payments tied to each metric, which are independently measured throughout the fiscal year.
Target levels reflect our internal performance expectations, while maximum levels represent aspirational goals designed to drive exceptional results.
For fiscal year 2026, the CLD Committee approved an AIP framework with clearly defined performance metrics, weightings and payout opportunities.

Measures	Weight	Performance Metric	Weighting
Financial		Operating Income Growth	45%
		Sales Revenue Growth	25%
Strategic Business Objectives		Enterprise Local Case Growth	15%
		USBL Cost Per Piece	15%
The potential payout for each NEO ranges from zero if individual performance criteria are not met, up to 200% of the AIP target opportunity for exceptional performance. Additionally, an individual performance modifier allows for increased payouts in cases where an NEO demonstrated contributions exceeded established benchmarks.
Financial Measures
In approving the fiscal year 2026 AIP, the CLD Committee strategically emphasized Sysco’s financial performance by allocating
70% of the AIP target opportunity to financial measures. This focus reflects the Committee’s belief that strong financial performance is critical to maximizing stockholder value. Additionally, it provides a clear framework to benchmark Sysco's performance against our peer group, offering valuable insights into our competitive position within the market.
The table below shows the threshold, target and maximum levels set for each financial measure, alongside the actual results achieved. For each measure, achievement of the threshold, target and maximum correspond to payouts of 50%, 100% and
200%, respectively.

Financial Measures(1)	Weight	Threshold	Target	Maximum	Results	Percentage of Target
Operating Income Growth(2)		$3.336	$3.593	$3.664	$3.613	127.73%
Sales Revenue Growth		$81.370	$84.625	$86.252	$84.553	98.90%
(1)Measured in billions of dollars.
(2)Operating income (calculated on an adjusted basis) represents a non-GAAP measure; see reconciliation in Annex I -
Non-GAAP Reconciliations.

SYSCO CORPORATION // 2026 Proxy Statement	43
COMPENSATION DISCUSSION AND ANALYSIS
What We Paid
Strategic Business Objectives
Recognizing the importance of a well-rounded approach, the CLD Committee also incorporated strategic business objectives
(“SBOs”) into the AIP, which focuses on financial results, but also aligns with the broader, long-term objectives outlined in our
Algorithm for Growth strategic plan.
The CLD Committee identified two SBOs, each representing 15% of the total AIP target opportunity. The performance measures for each SBO are detailed below with their respective threshold, target and maximum levels, as well as actual results. Similar to financial measures, achieving threshold, target and maximum results for each SBO corresponds to payouts of 50%, 100% and
200%, respectively.

SBO Measures	Weight	Threshold	Target	Maximum	Results	Percentage of Target
Enterprise Local Case Growth		0%	2.5%	4.5%	2.40%	98.00%
USBL Cost Per Piece(1)		103% of Target	100%	97.5% of Target	99.40%	125.00%
(1)Actual values are not disclosed for competitive purposes.
Summary of Fiscal Year 2026 AIP Results
For fiscal year 2026 AIP payments, each performance measure was calculated independently based on actual performance against established targets. Additionally, total payments to each NEO were adjusted by an “Individual Performance Modifier,”
reflecting each NEO’s success in meeting specific personal goals during the year. For fiscal year 2026, the CLD Committee determined that each of the NEOs met their individual objectives resulting in a 1.00 modifier, except for Mr. Higgs, who received a
1.05 modifier.

Named Executive Officer(1)	Fiscal Year 2026 Achievement	Individual Modifier	Fiscal Year 2026 AIP Payout(2)
Kevin P. Hourican	115.66%	1.00	$2,905,602
Brandon E. Sewell(3)	90.58%/115.66%	1.00	407,383
Jennifer K. Schott	115.66%	1.00	841,738
Ronald L. Phillips	115.66%	1.00	835,154
Stephen D. Higgs	115.66%	1.05	626,617
Greg D. Bertrand(4)	115.66%	1.00	779,933
(1)This table omits Mr. Cheung. Due to his separation of employment effective April 17, 2026, Mr. Cheung was ineligible to receive a payout under the fiscal year 2026 AIP.
(2)The fiscal year 2026 AIP Payout was based on various pro-rated base salaries as reported in the “Base Salary” table above.
(3)From June 29, 2025, through February 28, 2026, Mr. Sewell was eligible under a subset of the AIP that was tied to goals for U.S.
Foodservice Operations that had a fiscal year 2026 achievement of 90.58%. For the remainder of fiscal year 2026, he had the same AIP measures and targets as the other NEOs.
(4)Mr. Bertrand was eligible for a prorated AIP payout. For discussion, refer to the “Compensation Arrangements for Messrs. Bertrand, Higgs
and Sewell” section above.

44	SYSCO CORPORATION // 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
What We Paid
Long-term Incentive Plan
Sysco provides equity-based long-term incentive compensation to our NEOs. This approach ensures our pay practices remain competitive within our peer group and consistent with our compensation philosophy.
In July 2025, the CLD Committee approved the fiscal year 2026 Long-Term Incentive Program awards (the “2026 LTIP Awards”).
These LTIP awards were set as a percentage of each NEO’s base salary, determined in consultation with Semler Brossy and considering industry benchmarks, internal pay equity and market expectations.
The 2026 LTIP Awards consisted of three equity components, PSUs, RSUs and stock options. This balanced structure supports our pay for performance philosophy, motivating our NEOs to drive long-term value for our stockholders.
FISCAL YEAR 2026 LTIP COMPONENTS

PSUs	RSUs	Stock Options

Named Executive Officer	Target LTIP Award	Target LTIP Award (% of base salary)
Kevin P. Hourican(1)	$12,900,000	895%
Brandon E. Sewell	512,500	125%
Jennifer K. Schott	2,193,000	300%
Ronald L. Phillips	2,175,000	300%
Stephen D. Higgs	1,004,500	200%
Greg D. Bertrand	3,548,000	400%
Kenny K. Cheung(2)	4,050,000	450%
(1)Mr. Hourican’s Target LTIP Award opportunity increased from 893% to 895% for fiscal year 2026.
(2)Mr. Cheung’s Target LTIP Award opportunity increased from 375% to 450% for fiscal year 2026.
PSUs
The PSUs made up 50% of the total 2026 LTIP Awards, reflecting the CLD Committee’s focus on rewarding long-term performance tied directly to long-term financial objectives and stock price appreciation. PSUs give NEOs the opportunity to earn shares of
Common Stock based on rigorously defined performance metrics assessed over a three-year period.
PSUs are contingent on the achievement of the following performance metrics, assessed from 2026 through 2028.
•Earnings Per Share (37.5%): Vesting based on the achievement of targeted incremental growth in adjusted earnings per share.
•Return on Invested Capital (37.5%): Vesting based on the achievement of targeted return on invested capital.
•Revenue Growth (25%): Vesting based on the achievement of targeted revenue growth.
Each metric has threshold, target and maximum performance levels with payouts set at 50%, 100% and 200% of the target award, respectively. PSUs vest only at the end of three-year performance period, during which dividend equivalents accrue and are paid only if the related PSUs are earned.
Upon evaluating the performance metrics, the total shares earned will be adjusted based on Sysco’s TSR relative to the S&P 500 over the performance period. This TSR modifier can increase or decrease the share payout by 25%, but with the award capped at
200% of an NEO's PSU target opportunity.

	Performance	TSR Payout Modifier(1)
Threshold	25th Percentile	-25%
Target	40th – 60th Percentile	0% (no modifier)
Maximum	75th Percentile	+25%
(1)The payout modifier for performance between the 25th and 75th percentiles will be interpolated on a straight-line basis.

SYSCO CORPORATION // 2026 Proxy Statement	45
COMPENSATION DISCUSSION AND ANALYSIS
What We Paid
RSUs
RSUs comprised 30% of the 2026 LTIP Awards’ total value. Each RSU entitles the holder one share of Common Stock upon vesting, which occurs ratably over a three-year period. Vesting is contingent upon the NEO’s continued employment with Sysco through the vesting dates. The number of RSUs granted was calculated using the 10-day average closing price of Common Stock immediately preceding the grant date. Additionally, dividend equivalents will be paid in cash at the time the RSUs vest.
Stock Options
Stock options represent 20% of the 2026 LTIP Awards. These stock options have a 10-year expiration and vest ratably over a three-year period. As with RSUs, vesting is contingent on the NEO’s continued employment with Sysco through the applicable vesting dates.
Payout under Fiscal Year 2024 PSU Awards
The CLD Committee certified the fiscal year 2024 PSU awards for NEOs. Each PSU represents an NEO’s right to receive one share of Common Stock at target levels, with the actual number of shares earned based on financial performance during fiscal year
2024 through fiscal year 2026. The performance measures for the fiscal year 2024 PSU awards included:
•Adjusted Earnings Per Share Growth (37.5%): Achievement of targeted incremental growth in Sysco’s earnings per share;
•Return on Invested Capital (37.5%): Achievement of targeted return on invested capital; and
•Revenue Growth (25%): Achievement of targeted revenue growth, as measured by total sales.

Performance Measures(1)	Weight (%)	Threshold (50% payout)	Target (100% payout)	Maximum (200% payout)	Results	Payout
Adjusted Earnings Per Share Growth(2)	37.5%	$4.35	$4.62	$4.96	$4.46	67.26%
Return on Invested Capital(3)	37.5%	16.5%	17.5%	18.5%	15.5%	30.33%
Revenue Growth	25.0%	$80,448	$83,171	$85,846	$81,589	67.53%
(1)The percentages for each fiscal year in the performance period were averaged to yield an average measure for the three-year performance period.
(2)The Earnings Per Share (calculated on an adjusted basis) for each fiscal year in the performance period were averaged to yield an average
Earnings Per Share measure for the three-year performance period. This represents a non-GAAP measure; see reconciliation in Annex I –
Non—GAAP Reconciliations.
(3)The Return on Invested Capital for each fiscal year in the performance period were averaged to yield an average Return on Invested
Capital measure for the three-year performance period. This represents a non-GAAP measure; see reconciliation in Annex I - non-GAAP
Reconciliations.
The total number of shares earned by each NEO was adjusted based on Sysco’s TSR relative to the S&P 500 companies over the performance period. This relative TSR adjustment ranges from a 25% reduction for underperformance to a 25% increase for superior performance, reinforcing Sysco’s commitment to rewarding the creation of long-term value to our shareholders.

	Threshold	Target	Maximum	Results
Relative TSR Percentile Rank Versus S&P 500	25th Percentile	50th - 55th Percentile	75th Percentile	38.8th Percentile
Payout Modifier	-25.00%	0% (No modifier)	+25.00%	-11.20%
For the performance period, the combined weighted payouts of the performance measures adjusted by the relative TSR modifier, resulted in an aggregate PSU payout of 42.28%. Mr. Higgs received an aggregate PSU payout of 49.08% due to an adjustment of the relative TSR modifier that was applied to our broad-based participants, as he was not an executive officer for the majority of the year.

Performance Measures	Weight (%)	Results	Weighted Payout
Adjusted Earnings Per Share Growth	37.50%	67.26%	25.22%
Return on Invested Capital	37.50%	30.33%	11.38%
Revenue Growth	25.00%	67.53%	16.88%
Achievement Before TSR Modifier			53.48%
TSR Modifier			-11.20%
Net Achievement			42.28%

46	SYSCO CORPORATION // 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
Fiscal Year 2027 Executive Compensation
FISCAL YEAR 2027 EXECUTIVE COMPENSATION
Annual Incentive Plan
The CLD Committee approved the AIP targets and performance metrics for the NEOs. The payments will be calculated as follows:
(i) 70% based on financial measures (i.e., 45% tied to operating income and 25% tied to sales revenue); and (ii) 30% on SBOs
(i.e., 15% tied to enterprise cost per piece and 15% tied to local case growth).
Payouts will range from 0% to 200% of the target opportunity, depending on actual performance against pre-established targets. If performance falls below the threshold for any component, no payment will be made for that component. Overall payouts are further adjusted based on each NEO’s individual performance as determined by the CLD Committee. Adjustments can range from 0%
payout for performance well below target to a maximum total payout of 200%.
Long-Term Incentive Plan
The CLD Committee also approved the fiscal year 2027 long-term incentive awards pursuant to the 2018 Omnibus Incentive Plan, which consist of PSUs and RSUs (each representing 50% of the target long-term incentive opportunity).
Following a comprehensive review of our long-term incentive program, the CLD Committee made the decision to remove stock options and focus future equity grants on PSUs and RSUs, which better aligns with peer practices and optimizes the effectiveness of our equity program. The CLD Committee believes PSUs and RSUs are better suited to the Company’s mature business profile while continuing to support strong alignment between executive and stockholder interests.
PSUs. PSUs are earned based on performance over a three-year performance period against the following metrics:
•Adjusted Earnings Per Share (34%): Targeted incremental growth in adjusted earnings per share;
•Return on Invested Capital (33%): Targeted growth in return on invested capital; and
•Cost Out (33%): Targeted incremental cost out.
Each PSU corresponds to one share of Common Stock at the target level. The actual number of shares earned will vary between
0% to 200% of the target amount based on performance. Additionally, the total shares earned will be adjusted based on Sysco’s
TSR relative to S&P 500 companies over the performance period. The TSR adjustment may decrease the shares earned by 25%
or increase the shares earned by 25%. Dividend equivalents will accrue during the performance period and will be paid in cash or shares, at the CLD Committee’s discretion, following the Company’s performance results being certified.
RSUs. Each RSU grants the NEO the right to receive one share of Common Stock, vesting in three equal, annual installments.
STOCK-RELATED POLICIES
Policies and Practices for Granting Certain Equity Awards
The CLD Committee approves all equity award grants to our NEOs on or before the grant date, and the CLD Committee or the
Board has delegated to management the authority to grant such awards to certain non-NEO employees. Typically, the CLD
Committee finalizes the performance goals and target compensation during its first meeting of the fiscal year, approving annual equity awards that are then granted within a scheduled open trading window. Occasionally, awards may be granted outside of our annual cycle to address new hires, promotions, recognition, or retention. The CLD Committee does not consider material non-public information when determining the timing or terms for equity awards, nor do we time disclosure of material non-public information to influence the value of executive compensation. During fiscal year 2026, the Company did not grant stock options or similar awards to any NEO during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

SYSCO CORPORATION // 2026 Proxy Statement	47
COMPENSATION DISCUSSION AND ANALYSIS
Stock-Related Policies
Ownership Guidelines
Sysco has established stock ownership guidelines to align the interests of senior management with those of our stockholders.
These guidelines require NEOs and other senior leaders to hold a specified amount of shares of Sysco Common Stock, including directly owned Sysco common stock and RSUs. Unearned PSUs and unexercised stock options are excluded. Individuals have five years from their appointment date to meet their designated ownership levels, which are based on each NEO’s base salary and level of responsibility. An independent review by Semler Brossy confirmed that our guidelines are competitive within our executive compensation peer group. The Board monitors compliance at all regular meetings. If an NEO fails to meet the required ownership levels, they must retain 25% of the net shares from stock option exercises and 75% of net shares acquired from the vested RSUs and PSUs.

Position	Minimum Ownership Requirement (Multiple of base salary)
CEO	7x
Executive Vice Presidents	4x
Senior Vice Presidents	2x
As of the record date, September 16, 2026, all NEOs either exceeded the ownership requirements or remained on track to achieve compliance within the five-year timeframe.
Trading Restrictions
To further ensure compliance with insider trading laws, Sysco enforces a comprehensive Securities Trading Policy (“Trading
Policy”). The Trading Policy prohibits trading in Sysco securities while in possession of material non‐public information (“MNPI”).
The Trading Policy applies to all directors, officers, employees, their households, family members, controlled entities, contractors and consultants with access to MNPI. Also, directors, executive officers and designated employees are prohibited from trading during “Blackout Periods” and are restricted from engaging in certain hedging transactions.
Executive officers, including NEOs, must trade exclusively through a Rule 10b5-1 trading plan, which can only be adopted during approved trading windows when the NEO is not in possession of MNPI. Trading windows open two business days after Sysco’s quarterly earnings release and close prior to the last day of each fiscal quarter.
All Rule 10b5-1 trading plans and other stock transactions involving Common Stock, require pre-approval from a committee consisting of the Board Chair, the Chair of the Governance Committee, the Lead Independent Director and the Chief Legal Officer.
The committee reviews the proposed transaction’s amount and timing. The committee also confirms that the executive officer does not possess any MNPI at the time the plan is adopted. Trades under a Rule 10b5-1 trading plan may only begin after the SEC mandated “cooling off” period.
This summary of the Trading Policy is intended to provide an overview and is qualified in its entirety by reference to the full text of the Sysco Securities Trading Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended June 27, 2026.
Hedging and Pledging Restrictions
In line with our Trading Policy, we strictly prohibit our directors, executive officers, including NEOs, certain designated employees and their household members from engaging in high-risk financial transactions, including:
•Purchasing financial instruments designed to hedge or offset potential declines in the market for Sysco securities;
•Effecting short sales of Sysco securities;
•Trading in derivative securities, including options, puts, calls, straddles or similar financial instruments; and
•Pledging Sysco securities as collateral for loans.
These restrictions underscore our strong commitment to ethical conduct and corporate responsibility, ultimately helping to build and sustain the trust and confidence of our stockholders.

48	SYSCO CORPORATION // 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation Governance and Other Information
Clawback Policy
The CLD Committee places the highest priority on holding NEOs and senior management accountable, particularly when financial restatements result from material accounting irregularities or misconduct. To address these concerns, the Incentive Payment
Clawback Policy grants the CLD Committee authority, subject to applicable laws, to recoup or cancel incentive compensation already paid or granted if it determines that there has been:
•A financial restatement, excluding accounting policy changes, within the preceding 36 months that would have reduced the amount of incentive compensation had the compensation been calculated based on the restated financial results; or
•Misconduct by an NEO that contributes to a financial restatement or causes material financial or reputational harm to Sysco.
The types of compensation subject to clawback, reduction, or forfeiture under this policy include all:
•Cash-based bonuses and incentive compensation;
•Outstanding equity and equity-based awards, whether vested, unvested, or deferred; and
•Company contributions made under the Supplemental Executive Retirement Plan (“SERP”), the Executive Deferred
Compensation Plan (“EDCP”), or the Management Savings Plan (“MSP”).
Importantly, the Incentive Payment Clawback Policy does not restrict Sysco’s ability to pursue other remedies, including termination of employment or the initiation of disciplinary actions.
The CLD Committee has also adopted the Dodd-Frank Clawback Provisions in accordance with applicable NYSE listing requirements and SEC rules under Section 954 of the Dodd-Frank Act. Accordingly, erroneously awarded incentive compensation, including LTIP awards granted under the 2018 Omnibus Incentive Plan, may be clawed back if Sysco is required to prepare an accounting restatement due to material noncompliance with any securities laws. This includes any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.
Protective Covenants
Equity awards granted to NEOs are contingent upon entering into a Protective Covenants Agreement, which protects Sysco’s interests and confidential information by imposing restrictions during and after their employment, including:
•Prohibiting unfair competitive activities that could damage Sysco’s business interests post-employment;
•Restricting improper solicitation of Sysco employees or customers for a defined period after termination; and
•Maintaining the confidentiality of Sysco’s sensitive information.
Should an NEO violate any of the covenants, they will forfeit all benefits and proceeds associated with their equity awards.
Additionally, the MSP, the SERP and the EDCP include provisions for forfeiture of certain payments if prohibited conduct occurs after an NEO’s termination of employment.
EXECUTIVE COMPENSATION GOVERNANCE
AND OTHER INFORMATION
Employment and Severance Agreements
Each of our NEOs is entitled to receive specific compensation, under certain circumstances, following the termination of their employment. While a significant portion of their compensation is performance based, the CLD Committee believes that offering severance and change in control benefits is essential to: (i) attract and retain executive talent in a competitive market; (ii) avoid prolonged and contentious negotiations or disputes; and (iii) ensure that, in the event of an actual or threatened change in control of Sysco, personal concerns do not hinder strategic decisions that are in the best interests of our stockholders.

SYSCO CORPORATION // 2026 Proxy Statement	49
COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation Governance and Other Information
The severance benefits outlined below are contingent upon the NEO: (i) executing a legally enforceable general release and waiver of claims in favor of Sysco; and (ii) complying with the Protective Covenants Agreement, which includes confidentiality, non-disparagement and restrictions on competition and solicitation of Sysco employees, vendors and customers for a period of two years following the NEO's departure from Sysco.
Mr. Hourican
Pursuant to the letter agreement dated January 10, 2020, (the “CEO Offer Letter”), Mr. Hourican is eligible for severance payments and benefits if his employment is terminated without “Cause” or if he resigns for “Good Reason” (as defined in the CEO
Offer Letter).
Non-Change in Control Termination. If Mr. Hourican’s termination does not occur upon, or within two years following a “Change in Control” (as defined in the 2018 Omnibus Incentive Plan), Mr. Hourican will be entitled to receive:
•An amount equal to two times the sum of his annual base salary and his target AIP opportunity;
•A pro-rated AIP award calculated based on the actual performance for such performance period, paid at the same time as other Sysco executives; and
•Continuation of health, dental and vision coverage at active employee rates for 24 months.
Change in Control Termination. If Mr. Hourican’s termination occurs as a result of, or within two years following, a Change in
Control, Mr. Hourican will be entitled to:
•An amount equal to three times the sum of his annual base salary and his target AIP opportunity;
•A pro-rated AIP award calculated based on the actual performance for such performance period, paid at the same time as other Sysco executives; and
•Continuation of health, dental and vision coverage at active employee rates for 36 months.
Ms. Schott and Messrs. Bertrand, Cheung, Higgs, Phillips and Sewell
Effective July 2020, the CLD Committee implemented standardized forms of severance agreements for executive vice presidents and senior vice presidents (the “Severance Agreements”) to specify the benefits to which they are entitled to receive upon termination.
Non-Change in Control Termination. If an NEO’s employment is terminated without “Cause” or such NEO resigns for “Good
Reason” (as defined in the Severance Agreements), and the termination does not constitute a “Change in Control” (as defined in the 2018 Omnibus Incentive Plan), the NEOs will be entitled to receive:
•An amount equal to two times annual base salary for executive vice presidents and one and one-half times annual base salary for senior vice presidents;
•A pro-rated AIP award calculated based on the actual performance for such performance period, paid at the same time as other Sysco executives;
•Reimbursement of any premiums paid by the NEO under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) in
excess of the active employee rates to maintain their health benefits for a period of 18 months; and
•Outplacement services for a period of up to 12 months.
Change in Control Termination. If the termination of employment occurs upon, or within two years following, the effectiveness of a Change in Control, the NEO will be entitled to receive:
•An amount equal to two times the sum of annual base salary and their target AIP opportunity for executive vice presidents and an amount equal to one and one-half times the sum of annual base salary and their target AIP opportunity for senior vice presidents;
•A pro-rated AIP award calculated based on the actual performance for such performance period, paid at the same time as other Sysco executives;
•Reimbursement of any premiums paid by the NEO under COBRA in excess of the active employee rates to maintain their health benefits for a period of 18 months; and
•Outplacement services for a period of up to 12 months.

50	SYSCO CORPORATION // 2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation Governance and Other Information
Change in Control Provisions
Sysco’s change in control provisions use a “double trigger” mechanism, requiring two conditions for accelerated vesting of equity awards: (i) a change in control; and (ii) the NEO’s termination without “cause” or resignation for “good reason” within 12 months before or 24 months after the change in control. The CLD Committee has incorporated similar provisions in the MSP, SERP, and
EDCP, which also include benefit reductions if payments exceed deductible limits under Section 280G of the Internal Revenue
Code (the "Code").
Relocation Expenses
The CLD Committee has established a relocation policy for all NEOs, aligning with corporate governance best practices. The policy prohibits reimbursing losses from the sale of a residence due to relocation and requires repayment of relocation expenses if employment ends within a specified period except in the cases of death, disability, change in control, or termination without cause or for good reason.
Employee Benefits
Sysco offers a comprehensive benefits package to eligible employees, including NEOs. This package includes a 401(k) retirement savings plan, an employee stock purchase plan, group life insurance and other health and welfare benefit plans. While NEOs receive the same health coverage options as other employees, their contributions are based on salary levels, resulting in higher contributions. For the 401(k) plan, Sysco contributes 3% of eligible earnings regardless of employee contributions and matches
$0.50 for every dollar contributed on the first 6% of eligible earnings. Sysco also maintains a pension plan, closed to non-union participants since December 31, 2012, with Messrs. Bertrand and Higgs as the only active NEO participants.
Perquisites
The CLD Committee supports providing limited perquisites to NEOs consistent with Sysco’s executive compensation philosophy.
Beyond standard employee benefits, NEOs are eligible for supplementary benefits, which include additional life insurance coverage, accidental death and dismemberment (AD&D) insurance, long-term care insurance and reimbursement for an annual comprehensive wellness examination.
Mr. Hourican receives additional benefits specified in his offer letter, including reimbursement for tax and financial planning services, and security monitoring. Following an independent third-party security assessment commissioned by the CLD Committee, and to support Mr. Hourican’s safety and security, the CLD Committee approved enhanced security measures. In May 2026, the
Board revised its CEO travel practices to address certain safety, security and related considerations. Accordingly, Mr. Hourican is expected, where reasonably practicable, to utilize Company-provided aircraft for specified travel and is provided risk-based security services, including a secure Company-provided vehicle and professional driver for commuting. Sysco does not provide any tax gross ups with respect to any personal travel.
The incremental costs incurred by Sysco for these benefits are deemed necessary for Mr. Hourican’s personal security and are disclosed in the “All Other Compensation” column of the Summary Compensation Table. The CLD Committee continually evaluates these benefits to ensure they remain appropriate and aligned with Sysco’s overall executive compensation philosophy.
Section 409A of the Internal Revenue Code
Section 409A of the Code governs deferred compensation arrangements, including the timing of payments, election of deferrals, and restrictions on accelerating payments. While Sysco does not guarantee exemption or full compliance with Section 409A, our executive compensation programs are designed to either comply with or be exempt from Section 409A requirements.

SYSCO CORPORATION // 2026 Proxy Statement	51
COMPENSATION DISCUSSION AND ANALYSIS
Report of the Compensation and Leadership Development Committee
REPORT OF THE COMPENSATION AND
LEADERSHIP DEVELOPMENT COMMITTEE
The CLD Committee has conducted a thorough analysis of the CEO’s performance and has approved his compensation, as well as the compensation of the NEOs. In accordance with Item 402(b) of Regulation S-K, the CLD Committee engaged in detailed discussions with management regarding the Compensation Discussion and Analysis. Following this review and discussion, the
CLD Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy
Statement and incorporated by reference into the Annual Report on Form 10-K.
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
Alison Kenney Paul, Chair
Larry C. Glasscock
Jill M. Golder
Bradley M. Halverson
John M. Hinshaw

52	SYSCO CORPORATION // 2026 Proxy Statement
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table sets forth information with respect to compensation for each NEO for the three prior fiscal years.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Kevin P. Hourican Chair of the Board and Chief Executive Officer	2026	1,435,538	—	10,391,759	2,579,986	2,905,602	—	586,484	17,899,369
	2025	1,392,308	—	10,086,901	2,499,989	1,616,000	—	633,401	16,228,599
	2024	1,341,760	—	9,430,664	2,399,982	2,221,000	—	204,844	15,598,250
Brandon E. Sewell(6) Interim Chief Financial Officer	2026	509,808	—	412,755	102,483	407,383	—	39,068	1,471,497
	2025	—	—	—	—	—	—	—	—
	2024	—	—	—	—	—	—	—	—
Jennifer K. Schott(6) Executive Vice President, Chief Legal Officer & Secretary	2026	727,769	—	1,766,497	438,585	841,738	—	281,670	4,056,259
	2025	—	—	—	—	—	—	—	—
	2024	—	—	—	—	—	—	—	—
Ronald L. Phillips Executive Vice President and Chief Human Resources Officer	2026	722,077	—	1,752,003	434,998	835,154	—	65,302	3,809,534
	2025	703,846	—	1,709,061	423,600	467,000	—	86,625	3,390,132
	2024	682,363	—	1,635,867	415,180	646,000	—	80,620	3,460,030
Stephen D. Higgs(6) Senior Vice President, USBL Foodservice Operations	2026	515,976	—	1,303,907	200,896	626,617	369	49,549	2,697,314
	2025	—	—	—	—	—	—	—	—
	2024	—	—	—	—	—	—	—	—
Greg D. Bertrand Strategic Advisor and Former Executive Vice President and Global Chief Operating Officer	2026	666,431	250,000	2,858,108	709,582	779,933	9,004	109,624	5,382,682
	2025	859,154	—	2,785,520	690,388	855,000	39,688	117,811	5,347,561
	2024	824,924	—	2,311,492	586,587	1,141,000	17,650	103,082	4,984,735
Kenny K. Cheung Former Executive Vice President and Chief Financial Officer	2026	713,681	—	3,262,522	809,990	—	—	66,164	4,852,357
	2025	823,538	—	2,511,584	622,481	683,000	—	88,637	4,729,240
	2024	784,139	—	2,012,590	512,194	742,000	—	254,080	4,305,003
(1)The salary amounts reflect the actual base salary payments earned by the NEOs in the applicable fiscal year.
(2)The amounts in this column represent the sum of RSUs and PSUs awarded at a grant date fair value of $80.98 for the August 2025 awards, in all cases computed in accordance with ASC 718. Stock awards were granted on August 21, 2025, to each of our NEOs. The values reflected in the table above include the grant date fair value of RSUs and the grant date fair value of the PSUs at target performance. The grant date fair values of RSUs granted in fiscal year 2026 and of PSUs granted in fiscal year 2026 if target performance and maximum performance are achieved are as follows:

		Performance Share Units
	Restricted Stock Units ($)	Target ($)	Maximum ($)
Kevin P. Hourican	3,896,920	6,494,839	12,989,678
Brandon E. Sewell	154,753	258,002	516,004
Jennifer K. Schott	662,416	1,104,081	2,208,162
Ronald L. Phillips	656,991	1,095,012	2,190,024
Stephen D. Higgs	798,187	505,720	1,011,440
Greg D. Bertrand	1,071,770	1,786,338	3,572,676
Kenny K. Cheung	1,223,446	2,039,076	4,078,152
The fair value of these PSUs is determined based on the closing price of our common stock on the last business day before the grant date.
Compensation expense is recognized over the period an NEO is required to provide services, based on the estimated vesting of the PSUs granted. See the Grants of Plan-Based Awards table below for more information on the stock awards granted in fiscal year 2026.

SYSCO CORPORATION // 2026 Proxy Statement	53
EXECUTIVE COMPENSATION
Summary Compensation Table
(3)The amounts in this column represent the aggregate grant date fair value of stock options granted during each year. We estimated the fair value of each stock option award using a Black-Scholes pricing model, modified for dividends and using the following assumptions:
risk-free interest rate of 4.17%; expected dividend yield of 2.89%; expected share price volatility of 26.82%; and expected term of 6.6 years.
We did not assume any option exercises or risk of forfeiture during the expected option life in determining the valuation of the option awards. Had we done so, such assumptions could have reduced the reported grant date value. The actual value, if any, an NEO may realize upon exercise of options will depend on the excess of the stock price over the exercise price on the date the option is exercised.
Consequently, the value realized, if any, may not be at or near the value estimated by the Black-Scholes model.
(4)The amounts in this column with respect to fiscal year 2026 reflect cash awards to the eligible NEOs pursuant to awards under the AIP in fiscal year 2026, which were determined by the CLD Committee at its meeting on August 7, 2026.
(5)The amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect above-market interest on amounts in the EDCP and the MSP, and the actuarial change in the present value of the NEOs’ benefits under all pension plans established and maintained by Sysco, determined using interest rate and mortality rate assumptions consistent with those used in Sysco’s financial statements. The pension plan amounts, some of which may not be currently vested, include: (i) changes in pension plan value; and
(ii) changes in the value of benefits under the SERP (inclusive of the MIPRP which is maintained as part of the SERP). Active service-based accruals under the pension plan and the SERP ceased when each of those programs was frozen. Therefore, any subsequent changes in the actuarial present value of an NEO’s accumulated benefit under the pension plan and/or the SERP would likely be attributable, primarily, to variations in the discount rate or modifications to the actuarial assumptions. To the extent that any such aggregate change in the actuarial present value of an NEO’s accumulated benefit under the pension plan and/or the SERP was a decrease, this decrease is not reflected in the amounts shown in the “All Other Compensation” column above or the “Total” column in the table below.
The following table shows for Messrs. Bertrand and Higgs, our only NEO participants, the change in the actuarial present value for the pension plan and for the SERP, as well as the above-market interest on amounts in the EDCP and MSP for fiscal year 2026:

Name	Change in Pension Plan Value ($)	Change in SERP Value ($)	Above-Market Interest on Deferred Compensation ($)	Total ($)
Stephen D. Higgs	(6,469)	203	166	369
Greg D. Bertrand	1,100	(170,482)	7,904	9,004
Fiscal year 2026 amounts reported in the "All Other Compensation" column include the following:

Name	Perquisites, Other Personal Benefits and Tax Reimbursement ($)(a)	401(k) Plan Employer Contribution ($)(b)	MSP Employer Contribution ($)(c)
Kevin P. Hourican	406,279	20,492	159,713
Brandon E. Sewell	—	24,190	11,505
Jennifer K. Schott	243,530	22,417	15,723
Ronald L. Phillips	12,264	21,300	31,738
Stephen D. Higgs	—	21,666	24,263
Greg D. Bertrand	—	21,300	82,520
Kenny K. Cheung	13,591	17,373	35,200
(a)The amount shown in this column consists of perquisite amounts over $10,000, which includes a financial advisor reimbursement for
Mr. Hourican in the amount of $15,000, use of company-provided aircraft for limited personal travel in the amount of $368,223, and the provision of certain security services, including usage of a secure company-provided vehicle, along with a professional driver for commuting in the amount of $17,213, relocation related expenses for Ms. Schott in the amount of $167,950, and relocation related tax gross ups for Ms. Schott in the amount of $69,603.
(b)The amount shown for each NEO reflects amounts contributed by us to the Sysco 401(k) plan during fiscal year 2026.
(c)The amount shown for each NEO reflects amounts contributed by us to the Sysco MSP during fiscal year 2026.
(6)Messrs. Higgs and Sewell and Ms. Schott became NEOs in fiscal year 2026; consequently, the Summary Compensation Table includes only one year of compensation data.

54	SYSCO CORPORATION // 2026 Proxy Statement
EXECUTIVE COMPENSATION
Grants of Plan-Based Awards
GRANTS OF PLAN-BASED AWARDS
The following table provides information on annual incentive award opportunities, PSUs, RSUs and stock options under our 2018
Omnibus Incentive Plan granted to the NEOs during the prior fiscal year.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Kevin P. Hourican	8/21/2025	—	—	—	10,025	80,203	160,406	—	—	—	6,494,839
	8/21/2025	—	—	—	—	—	—	48,122	—	—	3,896,920
	8/21/2025	—	—	—	—	—	—	—	128,039	80.98	2,579,986
		1,256,096	2,512,192	5,024,385	—	—	—	—	—	—	—
Brandon E. Sewell	8/21/2025	—	—	—	398	3,186	6,372	—	—	—	258,002
	8/21/2025	—	—	—	—	—	—	1,911	—	—	154,753
	8/21/2025	—	—	—	—	—	—	—	5,086	80.98	102,483
		205,865	411,731	823,462	—	—	—	—	—	—	—
Jennifer K. Schott	8/21/2025	—	—	—	1,704	13,634	27,268	—	—	—	1,104,081
	8/21/2025	—	—	—	—	—	—	8,180	—	—	662,416
	8/21/2025	—	—	—	—	—	—	—	21,766	80.98	438,585
		363,885	727,769	1,455,538	—	—	—	—	—	—	—
Ronald L. Phillips	8/21/2025	—	—	—	1,690	13,522	27,044	—	—	—	1,095,012
	8/21/2025	—	—	—	—	—	—	8,113	—	—	656,991
	8/21/2025	—	—	—	—	—	—	—	21,588	80.98	434,998
		361,038	722,077	1,444,154	—	—	—	—	—	—	—
Stephen D. Higgs	8/21/2025	—	—	—	780	6,245	12,490	—	—	—	505,720
	8/21/2025	—	—	—	—	—	—	3,747	—	—	303,432
	8/21/2025	—	—	—	—	—	—	—	9,970	80.98	200,896
	1/1/2026	—	—	—	—	—	—	6,714	—	—	494,755
		257,988	515,976	1,031,952	—	—	—	—	—	—	—
Greg D. Bertrand	8/21/2025	—	—	—	2,757	22,059	44,118	—	—	—	1,786,338
	8/21/2025	—	—	—	—	—	—	13,235	—	—	1,071,770
	8/21/2025	—	—	—	—	—	—	—	35,215	80.98	709,582
		337,166	674,332	1,348,665	—	—	—	—	—	—	—
Kenny K. Cheung	8/21/2025	—	—	—	3,147	25,180	50,360	—	—	—	2,039,076
	8/21/2025	—	—	—	—	—	—	15,108	—	—	1,223,446
	8/21/2025	—	—	—	—	—	—	—	40,198	80.98	809,990
		—	—	—	—	—	—	—	—	—	—
(1)Amounts represent the threshold, target and maximum payout opportunities under the AIP for fiscal year 2026. AIP payout opportunities range from zero to 200% of an individual's target.
(2)Amounts represent the threshold, target and maximum payout opportunities pursuant to the fiscal year 2026-2028 PSUs. PSU payout opportunities range from zero to 200% of target. Amounts do not include accrued dividend equivalents.
(3)Amounts represent time-based RSU awards.
(4)Amounts represent stock option awards.
(5)Value reflects the exercise price for the stock options granted, which is equal to the NYSE closing price of our common stock on the preceding trading day.
(6)We determined the following estimated grant date fair values for the options reported in the table above using a Black-Scholes pricing model: (i) options issued on August 21, 2025 of $20.15 per option. The assumptions underlying these option valuations are listed below:

	Volatility	Risk-Free Rate of Return	Dividend Yield at the Date of Grant	Expected Option Life
Fiscal Year 2026	26.82%	4.17%	2.89%	6.6

SYSCO CORPORATION // 2026 Proxy Statement	55
EXECUTIVE COMPENSATION
Outstanding Equity Awards at Year-End
We did not assume any option exercises or risk of forfeiture during the expected option life in determining the valuation of the option awards. Had we done so, such assumptions could have reduced the reported grant date value. The actual value, if any, an executive may realize upon exercise of options will depend on the excess of the stock price over the exercise price on the date the option is exercised.
Consequently, the value realized, if any, may not be at or near the value estimated by the Black-Scholes model.
We determined the estimated grant date fair value of the PSUs granted on (i) August 21, 2025 to be $80.98, per PSU, each being the closing price of our Common Stock on the last business day before the grant date, and assuming the target number of shares would be earned at the end of the three-year performance period. Grants of PSUs are reflected at target since actual shares to be received, if any, will be determined after the three-year performance period ending on July 1, 2028. The estimated grant date fair value of each of the RSUs reported in the table above is equal to the grant date fair value of the corresponding PSUs awarded on the same date and indicated in this footnote (6) above, in each case being the closing price of our Common Stock on the last business day before the grant date.
OUTSTANDING EQUITY AWARDS AT YEAR-END
The following table provides information on the stock option, RSU and PSU grants held by each NEO as of June 27, 2026.

							Stock Awards
Name	Date Granted	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Kevin P. Hourican	August 21 2025	—	—	—	—		81,948	(2)	6,786,933
	August 21 2025	—	—	—	—		48,122	(3)	3,985,464
	August 21 2025	—	128,039	80.98	8/20/2035	(4)	—		—
	August 21 2024	—	—	—	—		86,510	(5)	7,164,758
	August 21 2024	—	—	—	—		32,946	(6)	2,728,588
	August 21 2024	43,380	86,760	76.54	8/20/2034	(7)	—		—
	August 10 2023	—	—	—	—		16,032	(8)	1,327,770
	August 10 2023	83,246	41,623	73.53	8/9/2033	(9)	—		—
	August 18 2022	136,363	—	85.57	8/17/2032		—		—
	August 19 2021	181,268	—	76.94	8/18/2031		—		—
	August 20 2020	75,019	—	58.08	8/19/2030		—		—
	February 12 2020	303,030	—	76.27	2/11/2030		—		—
	February 12 2020	380,273	—	76.27	2/11/2030		—		—
Brandon E. Sewell	August 21 2025	—	—	—	—		3,255	(2)	269,579
	August 21 2025	—	—	—	—		1,911	(3)	158,269
	August 21 2025	—	5,086	80.98	8/20/2035	(4)	—		—
	April 01 2025	—	—	—	—		2,063		170,858
	August 21 2024	—	—	—	—		1,717	(5)	142,202
	August 21 2024	—	—	—	—		654	(6)	54,164
	August 21 2024	861	1,722	76.54	8/20/2034	(7)	—		—
	August 10 2023	—	—	—	—		321	(8)	26,585
	August 10 2023	1,672	835	73.53	8/9/2033	(9)	—		—
	August 18 2022	2,844	—	85.57	8/17/2032		—		—
	August 19 2021	2,492	—	76.94	8/18/2031		—		—
Jennifer K. Schott	August 21 2025	—	—	—	—		13,931	(2)	1,153,765
	August 21 2025	—	—	—	—		8,180	(3)	677,468
	August 21 2025	—	21,766	80.98	8/20/2035	(4)	—		—
	April 01 2025	—	—	—	—		2,847	(10)	235,789
	April 01 2025	—	—	—	—		1,464	(11)	121,248
	April 01 2025	—	—	—	—		2,980	(11)	246,804
	April 01 2025	1,957	3,914	75.04	3/31/2035	(12)	—		—

56	SYSCO CORPORATION // 2026 Proxy Statement
EXECUTIVE COMPENSATION
Outstanding Equity Awards at Year-End

							Stock Awards
Name	Date Granted	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Ronald L. Phillips	August 21 2025	—	—	—	—		13,816	(2)	1,144,241
	August 21 2025	—	—	—	—		8,113	(3)	671,919
	August 21 2025	—	21,588	80.98	8/20/2035	(4)	—		—
	August 21 2024	—	—	—	—		14,658	(5)	1,213,976
	August 21 2024	—	—	—	—		5,582	(6)	462,301
	August 21 2024	—	14,700	76.54	8/20/2034	(7)	—		—
	September 11 2023	—	—	—	—		378	(13)	31,306
	September 11 2023	—	961	69.95	9/10/2033	(14)	—		—
	August 10 2023	—	—	—	—		2,421	(8)	200,507
	August 10 2023	—	6,285	73.53	8/9/2033	(9)	—		—
	August 18 2022	21,695	—	85.57	8/17/2032		—		—
Stephen D. Higgs	January 01 2026	—	—	—	—		6,714	(15)	556,053
	August 21 2025	—	—	—	—		6,381	(2)	528,474
	August 21 2025	—	—	—	—		3,747	(3)	310,327
	August 21 2025	—	9,970	80.98	8/20/2035	(4)	—		—
	August 21 2024	—	—	—	—		6,368	(5)	527,398
	August 21 2024	—	—	—	—		2,425	(6)	200,839
	August 21 2024	3,194	6,386	76.54	8/20/2034	(7)	—		—
	September 11 2023	—	—	—	—		446	(13)	36,938
	September 11 2023	2,266	1,133	69.95	9/10/2033	(14)	—		—
	August 10 2023	—	—	—	—		787	(8)	65,179
	August 10 2023	4,087	2,043	73.53	8/9/2033	(9)	—		—
	August 18 2022	6,904	—	85.57	8/17/2032		—		—
	August 19 2021	9,754	—	76.94	8/18/2031		—		—
	August 20 2020	13,531	—	58.08	8/19/2030		—		—
	August 21 2019	12,126	—	72.80	8/20/2029		—		—
	August 23 2018	9,320	—	75.08	8/22/2028		—		—
Greg D. Bertrand	August 21 2025	—	—	—	—		22,539	(2)	1,866,680
	August 21 2025	—	—	—	—		13,235	(3)	1,096,123
	August 21 2025	—	35,215	80.98	8/20/2035	(4)	—		—
	August 21 2024	—	—	—	—		23,890	(5)	1,978,570
	August 21 2024	—	—	—	—		9,098	(6)	753,496
	August 21 2024	11,980	23,959	76.54	8/20/2034	(7)	—		—
	September 11 2023	—	—	—	—		557	(13)	46,131
	September 11 2023	2,830	1,415	69.95	9/10/2033	(14)	—		—
	August 10 2023	—	—	—	—		3,399	(8)	281,505
	August 10 2023	17,654	8,826	73.53	8/9/2033	(9)	—		—
	August 18 2022	29,451	—	85.57	8/17/2032		—		—
	August 19 2021	40,059	—	76.94	8/18/2031		—		—
	August 21 2019	74,556	—	72.80	8/20/2029		—		—
	August 23 2018	73,318	—	75.08	8/22/2028		—		—
Kenny K. Cheung	August 21, 2024	10,802	—	76.54	8/20/2034	(7)	—		—
	August 10, 2023	17,766	—	73.53	8/9/2033	(9)	—		—
	May 11, 2023	23,963	—	73.39	5/10/2033		—		—

SYSCO CORPORATION // 2026 Proxy Statement	57
EXECUTIVE COMPENSATION
Option Exercises and Stock Vested
(1)The aggregate value, rounded to the nearest whole dollar, of each outstanding award of RSUs and PSUs is calculated using the closing price of our Common Stock on June 26, 2026, the last trading day of fiscal year 2026 of $82.82.
(2)Represents the target number of shares of our Common Stock, rounded down to the nearest whole share, underlying the PSUs awarded to the NEO in August 2025 in connection with their annual LTIP award, as well as dividend equivalents that are expected to be paid in shares of Common Stock upon vesting of these PSUs. Each PSU represents the right to receive one share of Common Stock, at target levels, but the ultimate number of shares of Common Stock to be earned with respect to a participant’s PSUs will be determined at the end of the three-year performance period ending on July 1, 2028, and could range from 0% to 200% of the target number of PSUs granted to the participant, based on the Company’s performance relative to the pre-established targets. See “Compensation Discussion and Analysis—
What We Paid—Long Term Incentive Plan” above for further discussion of these PSUs.
(3)These RSUs were awarded to the NEO in August 2025 in connection with their annual LTIP award. One-third of these RSUs vested on
August 21, 2026, with the remainder vesting in equal installments on August 21, 2027, and 2028. See “Compensation Discussion and
Analysis—What We Paid—Long Term Incentive Plan” above for further discussion of these RSUs.
(4)These options were awarded to the NEO in August 2025 in connection with their annual LTIP award. One-third of these options vested on
August 21, 2026, with the remainder vesting in equal installments on August 21, 2027, and 2028. See “Compensation Discussion and
Analysis—What We Paid—Long Term Incentive Plan” above for further discussion of these options.
(5)These PSUs, displayed at target, were awarded to the NEOs in August 2024 in connection with their annual LTIP award, as well as dividend equivalents that are expected to be paid upon vesting of these PSUs. PSUs will be determined at the end of the three-year performance period ending on July 3, 2027, and could range from 0% to 200% of the target number of PSUs granted to the participant, based on the Company’s performance relative to the pre-established targets.
(6)These RSUs were awarded to the NEOs in August 2024 in connection with their annual LTIP award. One-third of these RSUs vested on each of August 21, 2025, and 2026, with the remainder vesting on August 21, 2027.
(7)These options were awarded to the NEOs in August 2024 in connection with their annual LTIP award. One-third of these options vested on each of August 21, 2025, and 2026, with the remainder vesting on August 21, 2027.
(8)These RSUs were awarded to the NEOs in August 2023 in connection with their annual LTIP award. One-third of these RSUs vested on each of August 10, 2024, 2025, and 2026.
(9)These options were awarded to the NEOs in August 2023 in connection with their annual LTIP award. One-third of these options vested on each of August 10, 2024, 2025, and 2026.
(10)These PSUs, displayed at target, were awarded to Ms. Schott in April 2025 in connection with her appointment as Chief Legal Officer, as well as dividend equivalents that are expected to be paid upon vesting of these PSUs. PSUs will be determined at the end of the three-year performance period ending on July 1, 2028, and could range from 0% to 200% of the target number of PSUs granted to the participant, based on the Company’s performance relative to the pre-established targets.
(11)These RSUs were awarded to Ms. Schott in April 2025 in connection with her appointment as Chief Legal Officer. One-third of these RSUs vested on April 1, 2026, with the remainder vesting on April 1, 2027, and 2028.
(12)These options were awarded to Ms. Schott in April 2025 in connection with her appointment as Chief Legal Officer. One-third of these options vested on April 1, 2026, with the remainder vesting on April 1, 2027, and 2028.
(13)These RSUs were awarded to Messrs. Bertrand, Higgs and Phillips in September 2023 in connection with their expanded duties. One-third of these RSUs vested on each of September 11, 2024, 2025, and 2026.
(14)These options were awarded to Messrs. Bertrand, Higgs and Phillips in September 2023 in connection with their expanded duties.
One-third of these options vested on each of September 11, 2024, 2025, and 2026.
(15)These RSUs were awarded to Mr. Higgs in January 2026 and will vest on January 1, 2029.
OPTION EXERCISES AND STOCK VESTED
The following table provides information with respect to aggregate option exercises and the vesting of stock awards during the last fiscal year for each of the NEOs.

			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Kevin P. Hourican	—	—	78,014	6,445,368
Brandon E. Sewell	—	—	2,428	201,628
Jennifer K. Schott	—	—	2,224	158,638
Ronald L. Phillips	14,598	90,361	13,401	1,107,453
Stephen D. Higgs	—	—	6,394	527,875
Greg D. Bertrand	—	—	19,545	1,614,102
Kenny K. Cheung	—	—	7,523	608,084
(1)We computed the value realized upon vesting of RSUs by multiplying the number of shares of Common Stock underlying RSUs that vested by the closing price of Common Stock on the last trading day prior to the vesting date. Dividend equivalents with regard to the RSUs that vested during fiscal year 2026 were paid in cash at the time of such vesting and are not reflected in this column. We computed the value realized upon the distribution of the shares of Common Stock underlying the PSUs that vested during fiscal year 2026 by multiplying that number of shares by the NYSE closing price of Common Stock on the last trading day prior to the payable date. Dividend equivalents with regard to the PSUs that vested during fiscal year 2026 were paid in shares and credited at each dividend payment date.

58	SYSCO CORPORATION // 2026 Proxy Statement
EXECUTIVE COMPENSATION
Nonqualified Deferred Compensation
NONQUALIFIED DEFERRED COMPENSATION
The following table provides information regarding executive contributions and related company matches, earnings and account balances under the EDCP and the MSP for each of the NEOs during fiscal year 2026. None of the NEOs made any withdrawals or received any distributions under these plans with respect to fiscal year 2026. During ﬁscal year 2026, all NEOs were participants in the MSP and only Messrs. Bertrand and Higgs were participants in the EDCP.

Name	Applicable Plan	Executive Contributions for Fiscal Year 2026 ($)(1)	Registrant Contributions for Fiscal Year 2026 ($)(2)	Aggregate Earnings in Fiscal Year 2026 ($)(3)	Aggregate Balance on June 27, 2026 ($)
Kevin P. Hourican	MSP	155,300	159,713	175,454	1,847,548
	EDCP	—	—	—	—
Brandon E. Sewell	MSP	19,905	11,505	23,136	161,931
	EDCP	—	—	—	—
Jennifer K. Schott	MSP	7,775	15,723	1,494	26,675
	EDCP	—	—	—	—
Ronald L. Phillips	MSP	25,375	31,738	91,544	488,115
	EDCP	—	—	—	—
Stephen D. Higgs	MSP	66,162	24,263	35,287	932,916
	EDCP	—	—	2,971	55,034
Greg D. Bertrand	MSP	641,208	82,520	937,333	6,404,796
	EDCP	—	—	43,538	702,277
Kenny K. Cheung	MSP	8,308	35,200	41,902	260,207
	EDCP	—	—	—	—
(1)For the MSP, the amount shown for each NEO includes the deferral of a portion of the salary paid to the NEO for fiscal year 2026. The amount of such deferred salary is included in the Summary Compensation Table above under the “Salary” column for fiscal year 2026.
(2)As discussed below, the MSP allows participants to defer a portion of their salary and annual incentive award and provides for Company contributions to participants’ accounts, including matching, non-elective and SERP transitional contributions. The amount shown consists of the following Company contributions for each NEO:

	Match ($)	Non-elective ($)	SERP Transition ($)	Total* ($)
Kevin P. Hourican	79,279	80,434	—	159,713
Brandon E. Sewell	5,752	5,752	—	11,505
Jennifer K. Schott	—	15,723	—	15,723
Ronald L. Phillips	6,875	24,863	—	31,738
Stephen D. Higgs	12,131	12,131	—	24,263
Greg D. Bertrand	41,260	41,260	—	82,520
Kenny K. Cheung	—	35,200	—	35,200
(3)The above-market interest portion of these amounts is included in the fiscal year 2026 disclosure under the “Change in Pension Value and
Nonqualiﬁed Deferred Compensation Earnings” column and footnote (5) of the Summary Compensation Table above, in the following amounts: $7,904 for the EDCP and $0 for the MSP for Mr. Bertrand and $166 for the EDCP and $0 for the MSP for Mr. Higgs.
*Total contribution amounts reflect unrounded employer match, non-elective and SERP transition contributions.
The Management Savings Plan
A non-qualified plan available to certain highly compensated employees, including NEOs, that supplements the Sysco 401(k) plan.
Participants may defer up to 50% of base salary and up to 90% of annual incentive awards (excluding LTIP awards). Sysco provides matching and non-elective contributions.
The Executive Deferred Compensation Plan
Closed to new deferrals since December 31, 2012. Participants maintain existing balances, may choose from various investment options, and are fully vested in prior deferrals and matches. Company match amounts and related earnings are subject to forfeiture under certain circumstances.

SYSCO CORPORATION // 2026 Proxy Statement	59
EXECUTIVE COMPENSATION
Pension Benefits
PENSION BENEFITS
Sysco maintains two defined benefit pension plans: the tax-qualified Sysco Corporation Retirement Plan (Pension Plan) and the
non-qualified Supplemental Executive Retirement Plan (SERP). In addition, certain participants may be eligible for benefits under the Management Incentive Plan Restoration Plan (MIPRP), a non-qualified restoration benefit maintained as part of the SERP that is intended to provide benefits otherwise limited under the Code. The Pension Plan and the MIPRP ceased accruals for non-union employees on December 31, 2012, and the SERP was frozen on June 29, 2013, with all covered participants immediately vested.
Benefits under these plans are generally payable at retirement, subject to applicable plan provisions. As of January 1, 2013, Sysco enhanced its 401(k) plan to provide greater benefits going forward. For fiscal year 2026, Messrs. Bertrand and Higgs were the only
NEOs participating in these plans.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Stephen D. Higgs	Pension Plan	28	219,632	—
	MIPRP	28	23,626	—
Greg D. Bertrand	Pension Plan	35	484,689	—
	SERP	35	2,206,640	—
Accrued benefits are calculated assuming continued service until the earliest age for unreduced benefits, age 65 for both the
Retirement Plan and MIPRP and age 62 for the SERP, using specified actuarial assumptions, including discount rates of 6.21% for the Retirement Plan and 6.00% for the SERP and MIPRP.
The Retirement Plan and MIPRP are designed to provide 1.5% of average monthly eligible earnings per year of credited service, payable at age 65. Early retirement is available at age 55 with 10 years of service, subject to reduction. Retirement Plan benefits are subject to Internal Revenue Code compensation and benefit limits, with the MIPRP restoring what would otherwise be capped due to these limits. The SERP is designed to provide 50% of an executive’s final average compensation, assuming 20 years of service. Final average compensation is based on eligible earnings over the 10 fiscal years ending on the freeze date (FYE 2013), or earlier if the participant left the plan, with special rules for service prior to 2008. Eligible earnings for both the SERP and MIPRP include base salary and a capped portion of the Management Incentive Plan (MIP) bonus; post-2008 bonuses are limited to 150%
of base salary for SERP purposes.
CEO PAY RATIO
The following table shows the ratio of our CEO’s 2026 Annual Total Compensation to the Median Employee’s 2026 Annual Total
Compensation, calculated per the requirements of Item 402(c)(2)(x) of Regulation S-K (the “Annual Total Compensation”).
For fiscal year 2026:

The Annual Total Compensation of our CEO	$17,899,369.00
The Annual Total Compensation of our Median Employee	$85,831.96
The Ratio of the CEO’s to the Median Employee’s Annual Total Compensation	209:1
The median employee was identified as of April 1, 2024, using total taxable earnings with applicable annualization, currency conversion, and permitted exclusions. As allowed by SEC rules, and with no material changes since last year, we used the same median employee as in our 2025 proxy statement. This approach ensures consistency and comparability in our CEO pay ratio disclosure year over year.
Because the SEC rules for identifying the median employee and calculating the CEO pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, our disclosure may not be comparable to the CEO pay ratios reported by other companies.

60	SYSCO CORPORATION // 2026 Proxy Statement
EXECUTIVE COMPENSATION
Pay Versus Performance
PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last five completed fiscal years. In determining the
“Compensation Actually Paid” (CAP) to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table (SCT) in previous years, as the SEC’s valuation methods for this section differ from those required in the SCT. Due to the valuation component of CAP, the dollar amounts do not reflect the actual amounts of compensation earned or paid during the year. The Pay Versus Performance (“PvP”) table below summarizes compensation values both previously reported in our SCT, as well as the adjusted values required in this section for the fiscal years ending 2022,
2023, 2024, 2025, and 2026. Note that for our NEOs other than our CEO, compensation is reported as an average.

					Value of Initial Fixed $100 Investment Based On:
Year	SCT Total for Mr. Hourican ($)(1)	Compensation Actually Paid to Mr. Hourican ($)(2)	Average SCT Total for Non-CEO NEOs ($)(3)	Average Compensation Actually Paid to Non-CEO NEOs ($)(4)	Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(5)	Net Earnings MM ($)(6)	Operating Income MM ($)(7)
2026	17,899,369	23,131,304	3,711,607	2,982,284	123	198	1,757	3,614
2025	16,228,599	13,039,770	4,760,500	4,033,691	108	180	1,828	3,523
2024	15,598,250	14,158,576	4,190,684	3,949,137	100	148	1,955	3,481
2023	14,341,020	8,556,035	3,333,442	1,497,738	101	114	1,770	3,210
2022	13,656,506	24,735,090	4,768,765	5,276,821	115	105	1,359	2,638
(1)Values shown are as calculated in the SCT for each given year. Kevin P. Hourican served as CEO in 2022, 2023, 2024, 2025 and 2026.
(2)Values shown represent Mr. Hourican’s CAP calculated in accordance with SEC rules. This value is derived in part from outstanding equity compensation that may be realizable in the future, and as such, the values shown do not fully represent the actual final amount of compensation earned or paid to Mr. Hourican during the applicable years. See “Mr. Hourican (CEO) Compensation” below for additional information on the adjustments made to Mr. Hourican’s total compensation to determine CAP for each year.
(3)Values shown reflect the average total compensation of our non-CEO NEOs, as calculated in the SCT for each given year. Non-CEO NEOs were as follows:
•2026: Greg D. Bertrand, Kenny K. Cheung, Stephen D. Higgs, Ronald L. Phillips, Brandon E. Sewell, and Jennifer K. Schott;
•2025: Greg D. Bertrand, Kenny K. Cheung, Thomas R. Peck Jr., and Ronald L. Phillips;
•2024: Greg D. Bertrand, Kenny K. Cheung, Thomas R. Peck, Jr., and Ronald L. Phillips;
•2023: Aaron E. Alt, Greg D. Bertrand, Kenny K. Cheung, Thomas R. Peck, Jr., Neil A. Russell, II, and Judith S. Sansone; and
•2022: Aaron E. Alt, Greg D. Bertrand, Tim Ørting Jørgensen, Thomas R. Peck, Jr., and Judith S. Sansone.
(4)Values shown represent the average non-CEO NEOs CAP calculated in accordance with SEC rules. This value is derived in part from outstanding equity compensation that may be realizable in the future, and as such, the values shown do not fully represent the actual final amount of compensation earned or paid to the NEOs during the applicable years. See “Average Non-CEO NEOs Compensation” below for additional information on the adjustments made to the Non-CEO NEOs total compensation to determine CAP for each year.
(5)TSR assumes $100 is invested as of June 27, 2020. TSR represents cumulative return over the applicable period. The Peer Group used for this calculation was the S&P 500 Food/Staple Retail Index which is also reported on Form 10-K in the Performance Graph.
(6)Net Earnings reflected represents GAAP Net Earnings as reported on Form 10-K within the Key Operating Metrics.
(7)Operating Income is the Company-selected performance measure, per the requirements of item 402(v) of Regulation S-K.
See reconciliation in Annex I – Non-GAAP Reconciliations.

SYSCO CORPORATION // 2026 Proxy Statement	61
EXECUTIVE COMPENSATION
Pay Versus Performance
Mr. Hourican (CEO) Compensation
To determine the value of CAP for Mr. Hourican in the PvP table above, the following amounts were deducted from and added to, as applicable, Mr. Hourican’s total compensation as reported in the SCT, in accordance with Item 402(v) of Regulation S-K.

Year	SCT Total for Mr. Hourican ($)	SCT Reported Equity Award Value for Mr. Hourican ($)	Equity Award Adjustments for Mr. Hourican ($)(1)	Change in the Actuarial Present Value of Pension Benefits for Mr. Hourican ($)	Pension Benefit Adjustments for Mr. Hourican ($)	Compensation Actually Paid to Mr. Hourican ($)
2026	17,899,369	(12,971,745)	18,203,680	—	—	23,131,304
2025	16,228,599	(12,586,890)	9,398,061	—	—	13,039,770
2024	15,598,250	(11,830,646)	10,390,972	—	—	14,158,576
2023	14,341,020	(11,075,303)	5,290,318	—	—	8,556,035
2022	13,656,506	(10,137,657)	21,216,241	—	—	24,735,090
(1)Represents the year-over-year change in the fair value of equity awards to Mr. Hourican as summarized below:

Year	Year End Fair Value of Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2026	14,876,886	1,007,780	—	1,606,348	—	712,666	18,203,680
2025	11,655,463	(2,968,620)	—	113,589	—	597,629	9,398,061
2024	11,177,089	(810,354)	—	(493,976)	—	518,213	10,390,972
2023	8,298,461	(1,803,464)	—	(1,508,143)	—	303,464	5,290,318
2022	13,067,265	4,093,998	—	3,450,805	—	604,173	21,216,241
In the table above, the equity values are computed in accordance with the methodologies used for financial reporting purposes, reflecting updated economic assumptions as of the valuation dates.
Average Non-CEO NEO Compensation
To determine the value of CAP for the non-CEO NEOs in the PvP table above, the following amounts were deducted from and added to, as applicable, the average total compensation as reported in the SCT, in accordance with Item 402(v) of Regulation S-K.

Year	Average SCT Total for Non-CEO NEOs ($)	Average SCT Reported Equity Award Value for Non-CEO NEOs ($)	Average Equity Award Adjustments for Non-CEO NEOs ($)(1)	Change in the Actuarial Present Value of Pension Benefits for Non- CEO NEOs ($)(2)	Pension Benefit Adjustments for Non-CEO NEOs ($)	Average Compensation Actually Paid to Non-CEO NEOs ($)
2026	3,711,607	(2,342,054)	1,614,293	(1,562)	—	2,982,284
2025	4,760,500	(3,249,033)	2,532,146	(9,922)	—	4,033,691
2024	4,190,684	(2,504,411)	2,267,277	(4,413)	—	3,949,137
2023	3,333,442	(2,145,906)	310,202	—	—	1,497,738
2022	4,768,765	(2,635,513)	3,143,569	—	—	5,276,821
(1)Represents the year-over-year change in the fair value of equity awards to our Non-CEO NEO’s as summarized below.
(2)The change in actuarial present value of pension benefits for Non-CEO NEOs was updated for 2024 to reflect the positive average change in the present value of pension benefits for a NEO not previously included.

62	SYSCO CORPORATION // 2026 Proxy Statement
EXECUTIVE COMPENSATION
Pay Versus Performance

Year	Year End Fair Value of Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Equity Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2026	1,883,886	101,030	—	142,986	(588,503)	74,893	1,614,293
2025	3,040,400	(625,267)	—	(15,228)	—	132,241	2,532,146
2024	2,382,551	(133,187)	—	(96,373)	—	114,286	2,267,277
2023	1,385,454	(191,650)	—	(318,402)	(609,532)	44,332	310,202
2022	2,808,683	286,402	—	253,935	(287,778)	82,327	3,143,569
In the table above, the equity values are computed in accordance with the methodologies used for financial reporting purposes, reflecting updated economic assumptions as of the valuation dates.
Company-Selected Measure and Other Financial Performance Measures
The following financial performance measures, listed alphabetically, were used to link NEO Compensation Actually Paid to company performance during the most recently completed fiscal year.

Performance Measures
Cost Per Piece
Operating Income
EPS Growth
Local Case Growth
Relative TSR
Return on Invested Capital (ROIC)
Revenue Growth

Relationship of Compensation Actually Paid and Performance Measures
The following charts describe the relationship of CAP to the performance measures listed in the PvP Table above. Generally, CAP has a low correlation with the financial measures for the years shown in the charts below. Sysco places significant emphasis on equity compensation, which is sensitive to stock price changes. Due to the sensitivity of CAP to stock price changes, the timing of the grants and the changes in stock price thereafter significantly influence the CAP each year, as determined under Item 402(v) of
Regulation S-K.

SYSCO CORPORATION // 2026 Proxy Statement	63
EXECUTIVE COMPENSATION
Equity Compensation Plan Information
COMPENSATION ACTUALLY PAID VS. SYSCO 5-YEAR
CUMULATIVE TSR VS. PEER 5-YEAR CUMULATIVE TSR

50
40
30
20
10
0
250
200
150
100
50
0
$115
$114
$148
$180
$198
$105
$101
$100
$108
$123
2022
2023
2024
2025
2026

Compensation Actually Paid
(in Millions)
Total Shareholder Returns
Compensation Actually Paid
(in Millions)

■	CEO - Hourican	■	Avg. NEOs	TSR	Peer TSR
COMPENSATION ACTUALLY PAID VS. NET EARNINGS

$1,359
$1,770
$1,955
$1,828
$1,757
50
40
30
20
10
0
2,000
1,500
1,000
500
0
2022
2023
2024
2025
2026

Net Earnings (in Millions)

■	CEO - Hourican	■	Avg. NEOs	Net Earnings
COMPENSATION ACTUALLY PAID VS. OPERATING INCOME(1)

$2,638
$3,210
$3,481
$3,523
$3,614
50
40
30
20
10
0
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2022
2023
2024
2025
2026

Compensation Actually Paid
(in Millions)
Operating Income: CSM
(in Millions)

■	CEO - Hourican	■	Avg. NEOs	Operating Income
(1)Operating Income includes non-GAAP adjustments. See reconciliation in Annex I – Non-GAAP Reconciliations.
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information regarding equity compensation plans as of June 27, 2026.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	6,567,850	$73.06	46,003,129	(1)
Equity compensation plans not approved by security holders	—	—	—
TOTAL	6,567,850	$73.06	46,003,129	(1)
(1)Includes 35,362,902 shares issuable pursuant to our 2018 Omnibus Incentive Plan, of which 8,857,829 shares are eligible to be granted as full value awards, and 10,640,227 shares issuable pursuant to our Employee Stock Purchase Plan as of June 27, 2026.

64	SYSCO CORPORATION // 2026 Proxy Statement
EXECUTIVE COMPENSATION
Quantification of Termination/Change in Control Payments
QUANTIFICATION OF TERMINATION/
CHANGE IN CONTROL PAYMENTS
We have entered into certain agreements and maintain certain plans that will require us to provide compensation for the NEOs in the event of specified terminations of their employment or upon a change in control of Sysco, see “Executive Compensation
Governance and Other Information” and “Pension Benefits” above for more details. We have listed the amount of compensation we would be required to pay to each NEO in each situation in the tables below. Amounts included in the tables are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Due to the number of factors that affect the nature and amount of any benefits provided, any actual amounts we pay or distribute may differ materially from the amounts set forth below. Factors that could affect these amounts include the timing during the year of any such event, the value of future bonuses, the value of our stock on the date of the change in control, and the ages and life expectancy of each executive and his or her spouse. For all the NEOs other than Mr. Cheung, the amounts shown in the tables below assume that the event that triggered the payment occurred on June 27, 2026. All amounts shown represent total payments, except as otherwise noted. We expect to time the payment of all amounts shown to comply with Section 409A of the Code.

KEVIN P. HOURICAN
Termination Scenario	Severance Payment ($)	Payments and Benefits Under SERP ($)(1)	PSU Payments ($)(2)	Acceleration and Other Benefits from Unvested Stock Options and Restricted Stock Units ($)(3)	Insurance Payments ($)(4)	Other ($)(5)
Retirement	—	—	Not Eligible	Not Eligible	Not Eligible	Not Eligible
Death	—	—	$14,042,103	$9,553,315	$1,200,000	$12,000
Disability	—	—	$14,042,103	$9,553,315	$4,136,000	$12,000
Voluntary Resignation	—	—	—	—	—	—
Termination for Cause	—	—	—	—	—	—
Involuntary Termination w/o Cause, or Resignation for Good Reason	$7,931,000	—	—	—	$32,160	$12,000
Change in Control w/o Termination	—	—	—	—	—	—
Termination w/o Cause following a Change in Control	$11,896,500	—	$14,042,103	$9,553,315	$48,240	$12,000
*Compensation and benefit payments will be reduced by amounts in this column to prevent the total payments from exceeding the mandated safe harbor limit. Executive has not attained age 55 with at least 10 years of service or has not attained age 65; therefore, executive is not eligible for Retirement.

BRANDON E. SEWELL
Termination Scenario	Severance Payment ($)	Payments and Benefits Under SERP ($)(1)	PSU Payments ($)(2)	Acceleration and Other Benefits from Unvested Stock Options and Restricted Stock Units ($)(3)	Insurance Payments ($)(4)	Other ($)(5)
Retirement	—	—	Not Eligible	Not Eligible	Not Eligible	Not Eligible
Death	—	—	$414,498	$453,436	$1,200,000	$30,856
Disability	—	—	$414,498	$453,436	$6,321,000	$30,856
Voluntary Resignation	—	—	—	—	—	—
Termination for Cause	—	—	—	—	—	—
Involuntary Termination w/o Cause, or Resignation for Good Reason	$630,000	—	—	—	$27,468	$55,856
Change in Control w/o Termination	—	—	—	—	—	—
Termination w/o Cause following a Change in Control(7)	$1,260,000	—	$414,498	$453,436	$27,468	$55,856

SYSCO CORPORATION // 2026 Proxy Statement	65
EXECUTIVE COMPENSATION
Quantification of Termination/Change in Control Payments

GREG D. BERTRAND
Termination Scenario	Severance Payment ($)	Payments and Benefits Under SERP ($)(1)	PSU Payments ($)(2)	Acceleration and Other Benefits from Unvested Stock Options and Restricted Stock Units ($)(3)	Insurance Payments ($)(4)	Other ($)(5)
Retirement	—	$2,201,575	$1,936,764	$1,459,959	$—	$54,644
Death	—	$2,177,896	$3,870,197	$2,584,802	$1,200,000	$54,644
Disability	—	$2,201,575	$3,870,197	$2,584,802	$852,000	$54,644
Voluntary Resignation	—	$2,201,575	—	—	—	—
Termination for Cause	—	—	—	—	—	—
Involuntary Termination w/o Cause, or Resignation for Good Reason	$887,000	$2,201,575	—	—	$24,192	$79,644
Change in Control w/o Termination	—	—	—	—	—	—
Termination w/o Cause following a Change in Control(7)	$887,000	$2,201,575	$3,870,197	$2,584,802	$24,192	$79,644

JENNIFER K. SCHOTT
Termination Scenario	Severance Payment ($)	Payments and Benefits Under SERP ($)(1)	PSU Payments ($)(2)	Acceleration and Other Benefits from Unvested Stock Options and Restricted Stock Units ($)(3)	Insurance Payments ($)(4)	Other ($)(5)
Retirement	—	—	Not Eligible	Not Eligible	Not Eligible	Not Eligible
Death	—	—	$1,398,493	$1,148,191	$1,200,000	$44,818
Disability	—	—	$1,398,493	$1,148,191	$4,020,000	$44,818
Voluntary Resignation	—	—	—	—	—	—
Termination for Cause	—	—	—	—	—	—
Involuntary Termination w/o Cause, or Resignation for Good Reason	$1,462,000	—	—	—	$17,478	$69,818
Change in Control w/o Termination	—	—	—	—	—	—
Termination w/o Cause following a Change in Control(7)	$2,924,000	—	$1,398,493	$1,148,191	$17,478	$69,818

STEPHEN D. HIGGS
Termination Scenario	Severance Payment ($)	Payments and Benefits Under SERP ($)(1)	PSU Payments ($)(2)	Acceleration and Other Benefits from Unvested Stock Options and Restricted Stock Units ($)(3)	Insurance Payments ($)(4)	Other ($)(5)
Retirement	—	$23,938	Not Eligible	Not Eligible	Not Eligible
Death	—	$602,270	$1,055,862	$1,287,053	$1,200,000	$38,495
Disability	—	$23,938	$1,055,862	$1,287,053	$3,456,000	$38,495
Voluntary Resignation	—	$23,938	—	—	—	—
Termination for Cause	—	—	—	—	—	—
Involuntary Termination w/o Cause, or Resignation for Good Reason	$825,000	$23,938	—	—	$24,210	$63,495
Change in Control w/o Termination	—	—	—	—	—	—
Termination w/o Cause following a Change in Control(7)	$1,650,000	$23,938	$1,055,862	$1,287,053	$24,210	$63,495

66	SYSCO CORPORATION // 2026 Proxy Statement
EXECUTIVE COMPENSATION
Quantification of Termination/Change in Control Payments

RONALD L. PHILLIPS
Termination Scenario	Severance Payment ($)	Payments and Benefits Under SERP ($)(1)	PSU Payments ($)(2)	Acceleration and Other Benefits from Unvested Stock Options and Restricted Stock Units ($)(3)	Insurance Payments ($)(4)	Other ($)(5)
Retirement	—	—	Not Eligible	Not Eligible	Not Eligible
Death	—	—	$2,373,529	$1,627,635	$1,200,000	$44,548
Disability	—	—	$2,373,529	$1,627,635	$1,157,000	$44,548
Voluntary Resignation	—	—	—	—	—	—
Termination for Cause	—	—	—	—	—	—
Involuntary Termination w/o Cause, or Resignation for Good Reason	$1,450,000	—	—	—	$22,734	$69,548
Change in Control w/o Termination	—	—	—	—	—	—
Termination w/o Cause following a Change in Control(7)	$2,900,000	—	$2,373,529	$1,627,635	$22,734	$69,548
(1)All amounts shown are present values of eligible benefits as of June 27, 2026, calculated using an annual discount rate of 6.00%, which represents the rate used in determining the values disclosed in the “Pension Benefits” table above. See “Pension Benefits” above for a discussion of the terms of the SERP (inclusive of the MIPRP which is maintained as part of the SERP) and the assumptions used in calculating the present values contained in the table. The amount and expected number of benefit payments to each executive are based on each respective termination event, the form of payment, the age of the executive and his or her spouse, and mortality assumptions.
During the SERP payout period, a participant’s remaining benefit under the SERP may be subject to forfeiture under certain circumstances if the committee administering the SERP finds that the participant has engaged in competition with the Company, solicited business of the
Company, made disparaging remarks about the Company or misappropriated trade secrets or confidential information of the Company.
Following are specific notes regarding benefits payable to Messrs. Bertrand and Higgs, the only NEOs who participate in the SERP:
•Death — If an active participant dies, the participant’s spouse will receive a monthly benefit payable for life with 120 monthly payments guaranteed. The amounts shown reflect payments as follows:

	Estimated # of Payments	Amount of Payment	Payment Frequency
Stephen D. Higgs	385	$3,615	Monthly
Greg D. Bertrand	345	$13,612	Monthly
•Disability; Involuntary Termination without Cause, or Resignation for Good Reason; Termination without Cause following a
Change in Control — The amounts shown reflect the following monthly payments:

	Disability, Involuntary Termination without Cause, or Resignation for Good Reason		Termination without Cause following a Change in Control
Name	Estimated # of Payments	Amount of Payment	Estimated # of Payments	Amount of Payment
Stephen D. Higgs	412	$140	412	$140
Greg D. Bertrand	351	$13,502	351	$13,502
•Change in Control without Termination — Benefit payments are not triggered.
(2)The amounts shown include payment with respect to the PSU awards made in August 2024, April 2025 and August 2025 (for performance period fiscal years 2025-2027, 2025-2027, and 2026-2028, respectively).
(3)The amounts shown include the value of unvested accelerated RSUs, valued at the closing price of Common Stock on June 27, 2026, the last business day of our 2026 fiscal year, plus the difference between the exercise prices of unvested accelerated options and the closing price of Common Stock on June 27, 2026, multiplied by the number of such options outstanding. See “Outstanding Equity Awards at Fiscal
Year-End” for disclosure of the events causing an acceleration of outstanding unvested options and RSUs.
(4)The amounts shown include payments we will make in connection with additional life insurance coverage, long-term disability coverage and long-term care insurance. In the event of death, a lump sum Basic Life Insurance benefit is payable in an amount equal to $150,000. An additional benefit is paid in an amount equal to two times the executive’s base salary at the beginning of the year in which the death occurred, subject to a maximum of $1,050,000. The value of the benefits payable is doubled in the event of an accidental death. In the event of disability, a maximum monthly Long-Term Disability benefit of $30,000 would be payable to age 65, following a 180-day elimination period. The amounts for Mr. Hourican associated with either (i) “Involuntary Termination w/o Cause, or Resignation for Good Reason” and
(ii) “Termination w/o Cause following a Change in Control” represent the value of the continuation of Mr. Hourican’s health benefits under the
Company’s group health plans for a period of two years and three years, respectively, following his separation of employment with Sysco.
(5)Includes retiree medical benefits, the payment of accrued but unused vacation and outplacement services for all NEOs. Ms. Schott and
Messrs. Bertrand, Higgs, Phillips and Sewell are eligible to receive outplacement services for involuntary termination w/o cause or resignation for good reason or termination w/o cause following a change in control.
(6)Indicates that the NEO did not qualify for retirement with respect to the applicable compensation component as of June 27, 2026.
(7)Per the agreement, the amounts shown for Mr. Sewell would be eligible for a 280G best-net cutback in the case of termination without cause following change in control of $237,802.

SYSCO CORPORATION // 2026 Proxy Statement	67
REPORT OF THE
AUDIT COMMITTEE
Sysco’s Audit Committee reports to, and acts on behalf of, the Board of Directors, and is composed of six directors who each satisfy the independence, financial literacy and other requirements of the NYSE listing standards and the U.S. federal securities laws. The Board has determined that Messrs. Dibadj, Halverson and Ondrof and Mses. DeBiase and Golder meet the SEC criteria of an “audit committee financial expert”. The role of the Audit Committee is to assist the Board in its oversight of:
•Compliance with legal and regulatory requirements;
•Corporate accounting;
•Reporting practices;
•The integrity of the Company’s financial statements;
•The qualifications, independence and performance of Ernst & Young LLP, Sysco’s independent registered public accounting firm (“Ernst & Young”);
•The performance of Sysco’s internal audit function; and
•Risk assessment and risk management.
During fiscal year 2026, the Audit Committee held 11 meetings and fulfilled all its responsibilities as set forth in the committee’s charter, including:
•Reviewing with Ernst & Young and the internal auditors the overall scope and plans for their respective audits for the fiscal year;
•Approving all audit engagement fees and terms, as well as permissible non-audit engagements with Ernst & Young (please refer to “Fees Paid to Independent Registered Public Accounting Firm” below for a detailed discussion of such fees and related approvals);
•Reviewing the experience and qualifications of the senior members of Ernst & Young’s audit team;
•Assuring the regular rotation of Ernst & Young’s lead audit partner as required by law, and considering whether there should be rotation of the independent registered public accounting firm itself;
•Reviewing and discussing with management the earnings press releases prior to release to the public;
•Meeting with Ernst & Young and the internal auditors, with and without management present, to discuss the adequacy and effectiveness of Sysco’s internal control over financial reporting and the overall quality of the Company’s financial reporting; and
•Meeting independently with each of Sysco’s CEO, Chief Financial Officer and Chief Accounting Officer.
As required by its charter, the Audit Committee has also met and held discussions with management and Ernst & Young regarding
Sysco’s audited consolidated financial statements for the fiscal year ended June 27, 2026. Management represented to the Audit
Committee that Sysco’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and Ernst & Young. The Audit Committee also discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Ernst & Young provided to the Audit
Committee the written disclosures and the letter required by Public Company Accounting Oversight Board Rule 3526,
“Communication with Audit Committees Concerning Independence”, as modified or supplemented, and the Audit Committee discussed with Ernst & Young that firm’s independence.
Based on the Audit Committee’s discussion with management and Ernst & Young and the Audit Committee’s review of the representations of management and Ernst & Young’s report, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Sysco’s Annual Report on Form 10-K for the fiscal year ended
June 27, 2026, for filing with the SEC.
AUDIT COMMITTEE
Bradley M. Halverson, Chair; Francesca DeBiase; Ali Dibadj; Jill M. Golder; Roberto Marques; and Thomas Ondrof.

68	SYSCO CORPORATION // 2026 Proxy Statement
FEES PAID TO INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
The following table presents fees billed for professional audit services rendered by Ernst & Young for the audit of Sysco’s annual financial statements for fiscal year 2026 and 2025, as well as other services rendered by Ernst & Young during those periods (all of which services were approved by the Audit Committee in accordance with the Pre-approval Policy described below):

	Fiscal Year 2026 ($)	Fiscal Year 2025 ($)
Audit Fees(1)	10,763,200	10,719,000
Audit-Related Fees(2)	396,700	497,000
Tax Fees(3)	3,320,413	3,609,235
All Other Fees(4)	11,220	11,177
(1)Audit fees consisted of fees for the audit and quarterly reviews of the consolidated financial statements (including an audit of the effectiveness of the Company’s internal control over financial reporting), assistance with and review of documents filed with the SEC, and statutory audits.
(2)Audit-related fees consisted of fees for the audit of the Company’s benefit plan, sustainability and governance limited assurance services, and other audit-related services.
(3)For fiscal year 2026, tax fees consisted of $2.6 million related to tax compliance services and $0.7 million related to other tax-related services. For fiscal year 2025, tax fees consisted of $2.6 million related to tax compliance services and $1.0 million related to other tax-related services.
(4)All other fees consisted of fees paid for access to online interpretive accounting guidance.
PRE-APPROVAL POLICY
It is the Audit Committee’s policy to comply with Section 10A(i) of the Exchange Act, which requires the Audit Committee to pre-approve all services, including audit services and permissible audit-related, tax and non-audit services, to be provided by Ernst
& Young to the Company and its subsidiaries, subject to an exception for certain permitted, de minimis non-audit services that are approved by the Audit Committee prior to completion of the audit. The Audit Committee has established procedures authorizing the
Audit Committee chair to approve the engagement of Ernst & Young to provide permitted non-audit services, provided that such pre-approval is reported to the Audit Committee at the next regular meeting and subject to the Audit Committee’s authority to withdraw such pre-approval. During fiscal year 2026, Ernst & Young did not provide any services prohibited under the
Sarbanes-Oxley Act of 2002.

SYSCO CORPORATION // 2026 Proxy Statement	69

Item 3	Ratification of the Appointment of Ernst & Young LLP as Sysco’s Independent Registered Public Accounting Firm
The Board unanimously recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm for fiscal year 2027.
The Audit Committee of the Board has appointed Ernst & Young LLP ("Ernst & Young") as Sysco’s independent registered public accounting firm for fiscal year 2027. Ernst & Young has served as the Company’s independent registered public accounting firm, providing auditing, financial and tax services, since fiscal year 2002. In determining to appoint Ernst & Young, the Audit Committee carefully considered Ernst & Young’s past performance for the Company, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards.
Although the Company is not required to seek ratification, the Audit Committee and the Board believe it is sound corporate governance to do so. If stockholders do not ratify the appointment of Ernst & Young, the current appointment will stand, but the
Audit Committee will consider the stockholders’ action in determining whether to appoint Ernst & Young as the Company’s independent registered public accounting firm for fiscal year 2028.
Representatives of Ernst & Young will attend the Annual Meeting and will have the opportunity to make a statement if they wish.
They will also be available to respond to appropriate questions.
REQUIRED VOTE
The votes cast for this proposal must exceed the votes cast against it in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

70	SYSCO CORPORATION // 2026 Proxy Statement
STOCKHOLDER PROPOSALS
PRESENTING BUSINESS OR NOMINATING
DIRECTORS FOR ELECTION
Submitting Proposals under Rule 14a-8
If you would like to present a proposal under Rule 14a-8 of the Exchange Act, at our 2027 Annual Meeting of Stockholders, we
must receive it no later than June 3, 2027.
Submitting Proxy Access Director Nominees
If you wish to submit director nominees for inclusion in the Proxy Statement for our 2027 Annual Meeting pursuant to Article I,
Section 9 of the Company’s Bylaws, the Corporate Secretary must receive your proxy access notice between July 6, 2027, and
August 15, 2027. You must satisfy the applicable eligibility requirements described in, and your proxy access notice must include the information required by, the Company’s Bylaws.
Other Proposals or Director Nominees
If you want to present any other business at our 2027 Annual Meeting, including nominating one or more individuals to serve as director outside of our proxy access process, the Corporate Secretary must receive notice of your proposed business pursuant to
Article I, Section 8, or notice of your proposed director nominee pursuant to Article I, Section 7, of the Company’s Bylaws, between
July 6, 2027, and August 15, 2027.
You must be a stockholder of record on the date you provide notice of your proposal to the Company and on the record date for determining stockholders entitled to notice of the meeting and to vote. In each instance, you must comply with, and provide the information required by, the applicable provisions of the Company’s Bylaws within the deadline specified above.
In addition to satisfying the requirements under the Company’s Bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must also comply with the additional requirements of Rule 14a-19, the
SEC’s universal proxy rule. We encourage stockholders who wish to submit a proposal or nomination to seek independent counsel.
MEETING DATE CHANGES
If the date of next year’s Annual Meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after the date of, this year’s Annual Meeting, we will inform you of the change, and we must receive your director nominee notices or your stockholder proposals outside of Rule 14a-8 of the Exchange Act, by the latest of 90 days before the 2027 Annual Meeting,
10 days after we mail the notice of the changed date of the 2027 Annual Meeting or 10 days after we publicly disclose the changed date of the 2027 Annual Meeting.

SYSCO CORPORATION // 2026 Proxy Statement	71
STOCK OWNERSHIP
SECURITY OWNERSHIP OF OFFICERS
AND DIRECTORS
The following table sets forth certain information with respect to the beneficial ownership of Common Stock, as of September 16,
2026, by (i) each current director and director nominee, (ii) each NEO (as defined under “Compensation Discussion and Analysis”), and (iii) all current directors and executive officers as a group. Unless otherwise indicated, each stockholder identified in the table has sole voting and investment power with respect to his or her shares. Fractional shares have been rounded to the nearest whole share.

	Shares of Common Stock Owned Directly		Shares of Common Stock Owned Indirectly	Shares of Common Stock Underlying Options(1)		Shares of Common Stock Underlying Restricted Stock Units(2)	Total Shares of Common Stock Beneficially Owned(1)(2)		Percent of Outstanding Shares(3)
DIRECTORS:
Daniel J. Brutto	35,932		—	—		2,797	38,729		*
Francesca DeBiase	6,130		—	—		2,797	8,927		*
Ali Dibadj	14,184		—	—		2,797	16,981		*
Larry C. Glasscock	102,040		—	—		2,797	104,837		*
Jill M. Golder	7,901		—	—		2,797	10,698		*
Bradley M. Halverson	28,669		—	—		2,797	31,466		*
John M. Hinshaw	37,577		—	—		2,797	40,374		*
Roberto Marques	2,801		—	—		2,797	5,598		*
Jason W. Murray	5		—	—		—	5		*
Thomas Ondrof	—		—	—		—	—		*
Alison Kenney Paul	10,092		—	—		2,797	12,889		*
Sheila G. Talton	10,289		—	—		2,797	13,086		*
NAMED EXECUTIVE OFFICERS:
Kevin P. Hourican	419,788		—	1,303,262		—	1,723,050		*
Brandon E. Sewell	5,806		—	11,261		—	17,067		*
Jennifer K. Schott	3,744		—	9,213		—	12,957		*
Ronald L. Phillips	27,908		—	28,892		—	56,800		*
Stephen D. Higgs	12,301		—	70,875		—	83,176		*
Greg D. Bertrand	6,492		—	283,808		—	290,300		*
Kenny K. Cheung	—		—	—		—	—		*
All Directors and Executive Officers as a Group (22 Persons)	764,278	(5)		1,901,887	(6)	27,970	2,694,135	(5)(6)	0.55%
(*)Less than 1% of outstanding shares.
(1)Includes shares underlying options that are presently exercisable or will become exercisable within 60 days after September 16, 2026.
Shares subject to options that are presently exercisable or will become exercisable within 60 days after September 16, 2026, are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for purposes of computing the percentage ownership of any other persons.
(2)Includes shares underlying RSUs that will vest and settle within 60 days after September 16, 2026, and are deemed outstanding for purposes of computing the percentage ownership of the person holding such RSUs, but are not deemed outstanding for purposes of computing the percentage ownership of any other persons. It is expected that approximately one-third of the shares underlying these RSUs will be withheld to pay taxes related to the RSUs as they vest and settle.
(3)Applicable percentage of beneficial ownership at September 16, 2026, is based on 491,927,413 shares outstanding.
(4)Includes shares that were elected to be received in lieu of non-employee director retainer fees during the first half of calendar 2026 under the 2018 Omnibus Incentive Plan. For Mr. Brutto, this includes 131 shares; for Mr. Dibadj, this includes 725 shares; for Mr. Glasscock, this includes 691 shares; and for Ms. Paul, this includes 217 shares. Unless the director has chosen to defer the shares under the 2009 Stock
Deferral Plan, these shares will be issued on December 31, 2026 or within 60 days after a non-employee director ceases to be a director,

72	SYSCO CORPORATION // 2026 Proxy Statement
STOCK OWNERSHIP
Security Ownership of Certain Beneficial Owners
whichever occurs first. Directors may choose to defer receipt of these shares related to director retainer fees, as well as shares awarded pursuant to restricted stock grants, and these deferred amounts are also included in this line item. To the extent cash dividends are paid on our Common Stock, each non-employee director also receives the equivalent amount of the cash dividend credited to his or her account with respect to all deferred restricted stock awards, and all elected shares that are deferred. The number of shares in each non-employee director’s deferred stock account, including related dividend equivalents, is as follows: Mr. Brutto (3,849), Ms. DeBiase (6,070); Mr. Dibadj
(none); Mr. Glasscock (101,247); Ms. Golder (none); Mr. Halverson (none); Mr. Hinshaw (24,183); Mr. Marques (none); Mr. Murray (none);
Mr. Ondrof (none); Ms. Paul (none); and Ms. Talton (10,289). If the director has chosen to defer the receipt of any shares, such shares will be credited to the director’s account under the 2009 Stock Deferral Plan and issued on the earliest to occur of the “in-service” distribution date elected by the director (which will be at least one year following the end of the plan year in which the shares would otherwise have been distributed to the director), the death of the director, the date on which the director ceases to be a director of the Company, a change of control of Sysco, or the date on which the director applies and qualifies for a hardship withdrawal. Deferred shares are deemed outstanding for purposes of computing the percentage ownership of the persons holding such shares but are not deemed outstanding for purposes of computing the percentage ownership of any other persons.
(5)Includes an aggregate of 32,619 shares directly owned by the current executive officers other than the NEO's.
(6)Includes an aggregate of 194,576 shares underlying options that are presently exercisable or will become exercisable within 60 days after
September 16, 2026, held by the current executive officers other than the NEO's.
SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS
The following table sets forth information concerning beneficial ownership of our Common Stock by persons or groups known to us to be beneficial owners of more than 5% of our Common Stock outstanding as of September 16, 2026. The applicable percentage of beneficial ownership is based on 491,927,413 shares outstanding as of September 16, 2026.

	Total Shares of Common Stock Beneficially Owned	Percent of Outstanding Shares
The Vanguard Group and certain affiliates(1)	36,009,782	7.32%
The Vanguard Group and certain affiliates(2)	26,859,562	5.46%
BlackRock, Inc. and certain affiliates(3)	37,984,016	7.72%
State Street Corporation and certain affiliates(4)	26,633,627	5.41%
(1)This information is based on a Schedule 13G filed on April 30, 2026, by Vanguard Capital Management LLC (“Vanguard Capital”).
According to the Schedule 13G, Vanguard Capital has the sole power to vote, or to direct the vote of, 4,898,475 shares of Common Stock, the sole power to dispose, or to direct the disposition of 36,009,782 shares of Common Stock, the shared power to vote, or to direct the vote of, 0 shares of Common Stock, and the shared power to dispose, or to direct the disposition of, 0 shares of Common Stock. The address for
Vanguard Capital is 100 Vanguard Blvd., Malvern, PA 19355.
(2)This information is based on a Schedule 13G filed on April 29, 2026, by Vanguard Portfolio Management LLC (“Vanguard Portfolio”).
According to the Schedule 13G, Vanguard Portfolio has the sole power to vote, or to direct the vote of, 94,329 shares of Common Stock, the sole power to dispose, or to direct the disposition of 26,859,562 shares of Common Stock, the shared power to vote, or to direct the vote of,
0 shares of Common Stock, and the shared power to dispose, or to direct the disposition of, 0 shares of Common Stock. The address for
Vanguard Portfolio is 100 Vanguard Blvd., Malvern, PA 19355.
(3)This information is based on a Schedule 13G/A filed on February 5, 2025, by BlackRock, Inc. (“BlackRock”). According to the Schedule
13G/A, BlackRock has the sole power to vote, or to direct the vote of, 34,094,021 shares of Common Stock, the sole power to dispose, or to direct the disposition of 37,984,016 shares of Common Stock, the shared power to vote, or to direct the vote of, 0 shares of Common Stock, and the shared power to dispose, or to direct the disposition of, 0 shares of Common Stock. The address for BlackRock is 50 Hudson
Yards, New York, NY 10001.
(4)This information is based on a Schedule 13G/A filed on January 25, 2024, by State Street Corporation (“State Street”). According to the
Schedule 13G/A, State Street has the sole power to vote, or to direct the vote of, 0 shares of Common Stock, the shared power to vote, or to direct the vote of, 17,802,317 shares of Common Stock, the sole power to dispose, or to direct the disposition of 0 shares of Common
Stock, and the shared power to dispose, or to direct the disposition of, 26,600,297 shares of Common Stock. The address for State Street is
State Street Financial Center, 1 Congress Street, Suite 1, Boston, MA 02114-2016.
DELINQUENT SECTION 16(A) REPORTS
To our knowledge, based solely on our review of the copies of the reports furnished to us, or filed with the SEC, and written representations that no other reports were required, we believe that, during fiscal year 2026, all our executive officers and directors and greater-than-10% shareholders, if any, timely filed all reports required by Section 16(a) of the Securities Exchange Act.

SYSCO CORPORATION // 2026 Proxy Statement	73
QUESTIONS AND ANSWERS
ABOUT THE MEETING
AND VOTING
1.Why did I receive these materials?
We are providing you with a Notice of Internet Availability of Proxy Materials and access to these proxy materials, which include this 2026 Proxy Statement, a proxy card, and our Annual Report on Form 10-K for fiscal year 2026, because our Board is soliciting your proxy to vote your shares at the Annual Meeting. A proxy is your legal designation of another person (your proxy) to vote the shares of Common Stock you own. We have designated two of our officers—Kevin P. Hourican and Jennifer K. Schott—as proxies for the 2026 Annual Meeting of Stockholders.
2.Why did I receive a one-page notice (the “E-Proxy Notice”) in the mail regarding the Internet availability of proxy materials, instead of a full printed set of proxy materials?
As permitted by SEC rules, instead of mailing a printed copy of our proxy materials to each stockholder of record, we generally furnish proxy materials via the Internet. Unless you have previously signed up to receive your materials in paper, you will receive a document entitled Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”) and will not receive a printed copy of the proxy materials or the annual report to stockholders, unless you specifically request them. The E-Proxy Notice will instruct you as to how you may access and review all the important information contained in the proxy materials, including our annual report to stockholders, online.
Instructions for requesting printed proxy materials are included in the E-Proxy Notice. E-Proxy Notices are distributed by mail, unless you previously signed up to receive your proxy materials electronically, in which case it will be sent to the last email address you provided to us. If you previously notified us of your election to receive all proxy materials in printed format, then we will send you a full set of printed proxy materials, including our annual report to stockholders, rather than an E-Proxy Notice. E-Proxy Notices or full sets of printed proxy materials will be distributed on or about October 1, 2026.
If you previously elected to receive your proxy materials in printed format but would like to receive an E-Proxy Notice and use the
Internet to access proxy materials in the future, please visit http://enroll.icsdelivery.com/syy for additional information. This would significantly reduce our printing and postage costs and eliminate bulky paper documents from your personal files.
3.What is the difference between holding shares of Common Stock as a stockholder of record and as a beneficial stockholder?
If your shares are registered directly in your name with the Company’s registrar and transfer agent, Broadridge Corporate Issuer
Solutions, Inc., you are considered a “stockholder of record” with respect to those shares.
If your shares are held through a brokerage account, bank, trust or other nominee as custodian on your behalf, you are considered the “beneficial owner” or “street name holder” of those shares.
4.How do I vote?
You may vote your shares as follows, whether you are a stockholder of record or a beneficial owner:
•At the Annual Meeting. You must enter the 16-digit control number found on your proxy card, voter instruction form, or E-
Proxy Notice, as applicable, at the time you log into the meeting at virtualshareholdermeeting.com/SYY2026. For information about attending the Annual Meeting, please see question 5 below.

74	SYSCO CORPORATION // 2026 Proxy Statement
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
•By Telephone or Internet. Stockholders of record may vote by touch-tone telephone from the U.S., Puerto Rico, and Canada, using the toll-free telephone number on the proxy card, or over the Internet, using the procedures described on the proxy card.
Beneficial owners may vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will include the instructions with the proxy materials. Stockholders of record may also vote over the Internet via our stockholders forum located at www.proxyvote.com. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.
•By Written Proxy. All stockholders of record may vote by written proxy card. If you received a printed copy of these proxy materials by mail, you may vote by signing, dating, and mailing the enclosed proxy card. If you received an E-Proxy Notice, it contains instructions for obtaining a printed copy of these proxy materials, including a proxy card. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other intermediary.
5.How do I attend the Annual Meeting?
We are holding the Annual Meeting in a virtual-only meeting format, and you will not be able to attend the Annual Meeting at a physical location.
If you are a registered stockholder or beneficial owner of Common Stock holding shares at the close of business on the record date
(September 16, 2026), you may attend the Annual Meeting by visiting virtualshareholdermeeting.com/SYY2026 and logging in by entering the 16-digit control number found on your proxy card, voter instruction form or E-Proxy Notice, as applicable. If you lose your 16-digit control number or are not a stockholder, you will be able to attend the meeting by visiting
virtualshareholdermeeting.com/SYY2026 and registering as a guest. If you enter the meeting as a guest, you will not be able to vote your shares or submit questions during the meeting. You may log in to the virtual meeting beginning at 6:45 a.m. (Central
Time) on November 13, 2026. The Annual Meeting will begin promptly at 7:00 a.m. (Central Time). If you experience any technical difficulties during the meeting, a toll-free number will be available on our virtual shareholder meeting site for assistance.
If you have any additional questions about the Annual Meeting, please contact Sysco’s Investor Relations Department by email at
Investor_Relations@corp.sysco.com or by telephone at 281-584-2615.
6.How do I raise questions during the Annual Meeting?
Stockholders will be able to submit questions during the virtual Annual Meeting by typing in the “Ask a Question” field and clicking
“Submit.” We will answer questions that comply with the meeting rules of conduct during the Annual Meeting, subject to time constraints. If we receive substantially similar questions, we may group them together. Responses to questions relevant to meeting matters that we do not have time to answer during the Annual Meeting will be posted to our website following the meeting. We will disregard questions regarding personal matters or matters not relevant to the Annual Meeting.
7.What if I am a stockholder of record and do not specify a choice for a matter when I return my proxy?
Stockholders should specify their choices for each matter on the proxy card. The individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. If no specific instructions are given, proxies that are signed and returned will be voted:
•FOR the election of the 12 nominees for director;
•FOR the approval of the compensation paid to Sysco’s named executive officers; and
•FOR the ratification of the appointment of Ernst & Young as the independent registered public accounting firm for fiscal year 2027.
Proxies will be voted in the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting.

SYSCO CORPORATION // 2026 Proxy Statement	75
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
8.What if I am a beneficial owner and do not give voting instructions to my broker?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions by the deadline provided in the materials you receive from your bank, broker, or other nominee. If you do not provide voting instructions, your bank, broker, or other nominee will only have authority to vote on the ratification of the appointment of Ernst &
Young as Sysco’s independent registered public accounting firm, and there will be so-called “broker non-votes” with respect to the other proposals. If you want your shares to be counted in the election of directors and the advisory proposal to approve executive compensation, you must provide specific voting instructions to your bank, broker, or other nominee.
9.How can I revoke my proxy or change my vote?
You may revoke or change your proxy at any time before the completion of voting at the Annual Meeting by:
•delivering written notice of revocation to Sysco’s Corporate Secretary, such that it is received before the Annual Meeting;
•voting again by telephone, Internet or mail (provided that such new vote is received in a timely manner pursuant to the instructions above); or
•voting during the Annual Meeting by entering the 16-digit control number found on your proxy card, voter instruction form, or
Notice, as applicable.
The last vote that we receive from you will be the vote that is counted.
10.Is there a quorum requirement?
A quorum is necessary to hold a valid meeting. A quorum will exist if the holders of at least 35% of all the shares entitled to vote at the Annual Meeting are present in person or by proxy. All shares voted by proxy are counted as present for purposes of establishing a quorum, including those that abstain or as to which the proxies contain broker non-votes as to one or more items.
11.What votes are necessary for action to be taken?
Sysco’s Bylaws and Guidelines include a majority vote standard for uncontested director elections. Since the number of nominees timely nominated for the Annual Meeting does not exceed the number of directors to be elected, each director to be elected shall be elected if the number of votes cast “for” election of the director exceeds those cast “against.” Any incumbent director who is not re-elected will be required to tender his or her resignation promptly following certification of the stockholders’ vote. The Governance
Committee will consider the tendered resignation and recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken. The Board will act on the recommendation within 120 days following certification of the stockholders’ vote and will promptly make a public disclosure of its decision regarding whether to accept the director’s resignation offer. In contested elections, where there are more nominees than seats on the Board, directors are elected by a plurality vote, meaning that the nominees who receive the most votes of all the votes cast for directors will be elected.
Pursuant to Sysco’s Bylaws, the affirmative vote of a majority of the votes cast, either for or against, is required for the approval of:
•the non-binding, advisory proposal to approve the compensation paid to Sysco’s NEOs, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K; and
•the ratification of the appointment of the independent registered public accounting firm.
As an advisory vote, the proposal to approve executive compensation (Item 2) is not binding upon the Company. However, the
CLD Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions.
Broker non-votes and abstentions will be disregarded with respect to the election of directors and each of the other proposals.

76	SYSCO CORPORATION // 2026 Proxy Statement
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
12.Who will count votes?
We will appoint one or more Inspectors of Election who will determine the number of shares outstanding, the number of shares represented at the Annual Meeting, the existence of a quorum and the validity of the proxies and ballots.
The Inspector(s) of Election will determine, and retain for a reasonable period, a record of the disposition of any challenges and questions arising in connection with the right to vote, and will count all votes and ballots, including any abstentions or broker non-votes with respect to all proposals and will determine the results of each vote.
13.How are abstentions and broker non-votes counted?
Abstentions and broker non-votes are included in determining whether a quorum is present. Otherwise, they will be disregarded and will not affect the outcome of any proposal.
14.How are proxies solicited and what are the costs of proxy solicitation?
We will pay all the cost of solicitation of proxies including preparing, printing and mailing this Proxy Statement and the E-Proxy
Notice. Solicitation may be made personally or by mail, telephone or email by officers, directors and employees of the Company who will not receive any additional compensation for such efforts.
We will also authorize banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of proxy materials and will reimburse them for their costs in doing so. We have retained Innisfree M&A Incorporated (“Innisfree”) to help us solicit proxies from these entities and certain other stockholders, in writing or by telephone, at an estimated fee of $25,000 plus reimbursement for their out-of-pocket expenses. The address of Innisfree is 501 Madison Avenue, 20th Floor New York, NY 10022.
If you need assistance in completing your proxy card, voting by telephone or on the Internet, or have questions regarding the
2026 Annual Meeting of Stockholders, please contact Innisfree at (877) 456-3507.
15.Will any other matters be presented at the Annual Meeting?
We do not know of any matter that will be presented at the Annual Meeting other than the election of directors and the other proposals discussed in this Proxy Statement. However, if any other matter is properly presented at the Annual Meeting, your proxies will vote on such matter in their best judgment.
16.Where can I access the Annual Report?
We will furnish additional copies of our annual report to stockholders, which includes our Annual Report on Form 10-K, without exhibits, for the fiscal year ended June 27, 2026, as filed with the SEC, for no charge, upon your written request if you are a
Sysco stockholder.
Please address your request to the Investor Relations Department, Sysco Corporation, 1390 Enclave Parkway, Houston, Texas
77077-2099. The annual report to stockholders is also available on our website under “Investors—SEC Filings—Annual Reports”
at www.sysco.com.
17.What is Householding and where can I get additional copies of proxy materials?
If you share the same last name and address with another Sysco stockholder, you and the other stockholder(s) at your address may receive only one copy of the E-Proxy Notice and any other proxy materials we choose to mail, unless contrary instructions are provided from any stockholder at that address. This is referred to as “householding,” and it enables us to reduce printing and mailing costs and the environmental impact of our Annual Meeting. If you prefer to receive multiple copies of the E-Proxy Notice and any other proxy materials that we mail at the same address, we will promptly provide additional copies upon written or oral request pursuant to the instruction below. Similarly, if you are receiving multiple copies of the E-Proxy Notice and other proxy materials, you may request that you receive only one copy. Please address any such householding requests to Broadridge,
Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 or call Broadridge at (866) 540-7095.
18.Will the Company announce the voting results?
We will announce the preliminary voting results during the Annual Meeting. We will report the final results on our website and in a
Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

SYSCO CORPORATION // 2026 Proxy Statement	77
ANNEX I - NON-GAAP
RECONCILIATIONS
The discussion of our results includes certain non-GAAP financial measures, including EBITDA and adjusted EBITDA, that we believe provide important perspective with respect to underlying business trends. Other than EBITDA, any non-GAAP financial measures will be denoted as adjusted measures to remove (1) restructuring charges; (2) expenses associated with our various transformation initiatives; (3) severance charges; (4) acquisition-related costs consisting of: (a) intangible amortization expense and
(b) acquisition costs and due diligence costs related to our acquisitions; and (5) the reduction of bad debt expense previously recognized in fiscal year 2020 due to the impact of the COVID-19 pandemic on the collectability of our pre-pandemic trade receivable balances. Adjustments provided herein for fiscal year 2026 results of operations also remove the impact of a charge associated with a legal matter, amortization expense associated with debt issuance costs on a bridge loan facility, and a loss on deal contingent rate lock transactions entered into to mitigate interest rate risk on future permanent debt that could potentially be issued to finance the purchase of Jetro Restaurant Depot. No similar charges were applicable in fiscal year 2025. Adjustments provided herein for fiscal year 2025 results of operations also remove the impact of a goodwill impairment charge. No similar charge was applicable in fiscal year 2026 and fiscal year 2024. Our results for fiscal year 2023 were also impacted by adjustments to a product return allowance pertaining to COVID-related personal protection equipment inventory. Our results for fiscal year 2022 were also impacted by a write-down of COVID-related personal protection equipment inventory due to the reduction in the net realizable value of inventory. The items discussed above are collectively referred to as “Certain Items.”
Management believes that adjusting its operating expenses, operating income, operating margin, interest expense, other (income)
expense, net earnings and diluted earnings per share to remove these Certain Items provides an important perspective with respect to our underlying business trends and results. Additionally, it provides meaningful supplemental information to both management and investors that (1) is indicative of the performance of the Company’s underlying operations, (2) facilitates comparisons on a year-over-year basis, and (3) removes those items that are difficult to predict and are often unanticipated and that, as a result, are difficult to include in analysts’ financial models and our investors’ expectations with any degree of specificity.
Sysco’s fiscal year ends on the Saturday nearest to June 30th. This resulted in a 52-week year ended June 27, 2026, June 28,
2025, June 29, 2024, July 1, 2023, and July 2, 2022 for fiscal years, 2026, 2025, 2024, 2023, and 2022, respectively.
Sysco uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These financial measures should not be used as a substitute for GAAP measures in assessing our results of operations for periods presented. An analysis of any non-GAAP financial measure should be used in conjunction with results presented in accordance with GAAP. Any metric within this section referred to as “adjusted” will reflect the applicable impact of Certain Items.
Sysco has a history of growth through acquisitions and excludes from its non-GAAP financial measures the impact of acquisition-related intangible amortization, acquisition costs and due-diligence costs for those acquisitions. We believe this approach significantly enhances the comparability of Sysco’s results for fiscal years 2026, 2025, 2024, 2023, 2022.
Set forth below is a reconciliation of sales, cost of sales, gross profit, operating expenses, operating income, interest expense, other (income) expense, net earnings and diluted earnings per share to adjusted results for these measures for the periods presented. Individual components of diluted earnings per share may not be equal to the total presented when added due to rounding. Adjusted diluted earnings per share is calculated using adjusted net earnings divided by diluted shares outstanding.

78	SYSCO CORPORATION // 2026 Proxy Statement
ANNEX I - NON-GAAP RECONCILIATIONS
Adjusted Operating Income Non-GAAP Reconciliations (Letter from CEO & Chair of the Board and Lead Independent Director and Pay Versus Performance)
ADJUSTED OPERATING INCOME NON-GAAP
RECONCILIATIONS (LETTER FROM CEO & CHAIR
OF THE BOARD AND LEAD INDEPENDENT
DIRECTOR AND PAY VERSUS PERFORMANCE)

(In Millions)	2026 ($)	2025 ($)	2024 ($)	2023 ($)	2022 ($)
Sales (GAAP)	84,553	81,370	78,844	76,325	68,636
Cost of sales (GAAP)	68,914	66,401	64,236	62,370	56,316
Impact of inventory valuation adjustment(3)	—	—	—	3	(73)
Cost of sales adjusted for Certain Items (Non-GAAP)	68,914	66,401	64,236	62,373	56,243
Gross profit (GAAP)	15,639	14,969	14,608	13,955	12,320
Impact of inventory valuation adjustment(3)	—	—	—	(3)	73
Gross profit adjusted for Certain Items (Non-GAAP)	15,639	14,969	14,608	13,952	12,393
Operating expenses (GAAP)	12,544	11,881	11,406	10,916	9,974
Impact of restructuring and transformational project costs(1)	(287)	(183)	(120)	(63)	(108)
Impact of acquisition-related costs(2)	(232)	(160)	(159)	(116)	(139)
Impact of bad debt reserve adjustments(4)	—	—	—	5	28
Impact of goodwill impairment	—	(92)	—	—	—
Operating expenses adjusted for Certain Items (Non-GAAP)	12,025	11,446	11,127	10,742	9,755
Operating income (GAAP)	3,095	3,088	3,202	3,039	2,346
Impact of inventory valuation adjustment(3)	—	—	—	(3)	73
Impact of restructuring and transformational project costs(1)	287	183	120	63	108
Impact of acquisition-related costs(2)	232	160	159	116	139
Impact of bad debt reserve adjustments(4)	—	—	—	(5)	(28)
Impact of goodwill impairment	—	92	—	—	—
Operating income adjusted for Certain Items (Non-GAAP)	3,614	3,523	3,481	3,210	2,638
(1)Restructuring and severance charges were $71 million for fiscal year 2026, $57 million for fiscal year 2025, $56 million for fiscal year 2024,
$20 million for fiscal year 2023 and $59 million for fiscal year 2022. Transformation initiative costs, primarily consisting of changes to our business technology strategy and supply chain transformation costs were $216 million for fiscal year 2026, $126 million for fiscal year 2025,
$64 million for fiscal year 2024, $43 million for fiscal year 2023 and $49 million for fiscal year 2022. In addition, fiscal year 2026 includes charges associated with a legal matter.
(2)Fiscal year 2026 includes $147 million of intangible amortization expense and $85 million in acquisition and due diligence costs. Fiscal year
2025 includes $133 million of intangible amortization expense and $27 million in acquisition and due diligence costs. Fiscal year 2024 includes $128 million of intangible amortization expense and $31 million in acquisition and due diligence costs. Fiscal year 2023 includes
$105 million of intangible amortization expense and $10 million in acquisition and due diligence costs. Fiscal year 2022 represents $106 million of intangible amortization expense and $33 million of due diligence costs.
(3)Fiscal year 2023 represents an adjustment to a product return allowance related to COVID-related personal protection equipment inventory.
Fiscal year 2022 represents a write-down of COVID-related personal protection equipment inventory due to the reduction in the net realizable value of inventory.
(4)Fiscal year 2023 and fiscal year 2022 represent the reduction of bad debt charges previously taken on pre-pandemic trade receivable balances in fiscal year 2020.

SYSCO CORPORATION // 2026 Proxy Statement	79
ANNEX I - NON-GAAP RECONCILIATIONS
Adjusted Return on Invested Capital (Compensation Discussion and Analysis)
ADJUSTED RETURN ON INVESTED CAPITAL
(COMPENSATION DISCUSSION AND ANALYSIS)
Although adjusted return on invested capital (ROIC) is considered a non-GAAP financial measure, Sysco management considers adjusted ROIC to be a measure that provides useful information to management and investors in evaluating the efficiency and effectiveness of the company’s long-term capital investments. We calculate adjusted ROIC as adjusted net earnings divided by the sum of: (1) stockholders’ equity, computed as the average of adjusted stockholders’ equity at the beginning of the year and at the end of each fiscal quarter during the year; and (2) total debt, computed as the average of adjusted total debt at the beginning of the year and at the end of each fiscal quarter during the year. These equity and debt amounts are adjusted for the impact of our
Certain Items, foreign currency changes on our equity accounts, and excess cash. Trends in ROIC can fluctuate over time as management balances long-term strategic initiatives with possible short-term impacts.

(In Millions)	June 27, 2026 ($)	June 28, 2025 ($)	June 29, 2024 ($)
Net earnings (GAAP)	1,757	1,828	1,955
Impact of Certain Items on net earnings	458	356	212
Adjusted net earnings (Non-GAAP)	2,215	2,184	2,167

Invested capital (GAAP)	15,784	14,473	12,873
Impact of Certain Items on invested capital	414	256	181
Foreign currency impact on equity accounts	(24)	(52)	(4)
Excess cash adjustment	(864)	(445)	(197)
Adjusted invested capital (Non-GAAP)	15,310	14,232	12,853

Return on invested capital (GAAP)	11.1%	12.6%	15.2%
Adjusted return on invested capital (Non-GAAP)	14.5%	15.3%	16.8%
2024 - 2026 average adjusted return on invested capital (Non-GAAP)	15.5%

80	SYSCO CORPORATION // 2026 Proxy Statement
ANNEX I - NON-GAAP RECONCILIATIONS
EBITDA and Adjusted EBITDA Non-GAAP Reconciliation (Compensation Discussion and Analysis)
EBITDA AND ADJUSTED EBITDA NON-GAAP
RECONCILIATION (COMPENSATION
DISCUSSION AND ANALYSIS)
EBITDA represents net earnings (loss) plus (i) interest expense, (ii) income tax expense and benefit, (iii) depreciation and
(iv) amortization. The net earnings (loss) component of our EBITDA calculation is impacted by Certain Items that we do not consider representative of our underlying performance. As a result, in the non-GAAP reconciliations below for each period presented, adjusted EBITDA is computed as EBITDA plus the impact of Certain Items, excluding Certain Items related to interest expense, income taxes, depreciation and amortization. Sysco's management considers growth in this metric to be a measure of overall financial performance that provides useful information to management and investors about the profitability of the business, as it facilitates comparison of performance on a consistent basis from period to period by providing a measurement of recurring factors and trends affecting our business. Additionally, it is a commonly used component metric used to inform on capital structure decisions. Adjusted EBITDA should not be used as a substitute for the most comparable GAAP financial measure in assessing the
Company’s financial performance for the periods presented. An analysis of any non-GAAP financial measure should be used in conjunction with results presented in accordance with GAAP. In the tables that follow, adjusted EBITDA for each period presented is reconciled to net earnings.

(in Millions)	2026 ($)	2025 ($)	Period Change ($)	Period Change (%)
Net earnings (GAAP)	1,757	1,828	(71)	(3.9)
Interest (GAAP)	717	635	82	12.9
Income taxes (GAAP)	519	587	(68)	(11.6)
Depreciation and amortization (GAAP)	976	945	31	3.3
EBITDA (Non-GAAP)	3,969	3,995	(26)	(0.7)
Certain Item Adjustments:
Impact of restructuring and transformational project costs(1)	280	179	101	56.4
Impact of acquisition-related costs(2)	84	27	57	NM
Impact of deal contingent rate lock transactions(3)	54	—	54	NM
Impact of goodwill impairment	—	92	(92)	NM
EBITDA adjusted for Certain Items (Non-GAAP)(4)	4,387	4,293	94	2.2
(1)Fiscal year 2026 and fiscal year 2025 include charges related to restructuring and severance, as well as various transformation initiative costs, primarily consisting of supply chain transformation costs and changes to our business technology strategy, excluding charges related to accelerated depreciation. In addition, fiscal 2026 includes charges associated with a legal matter.
(2)Fiscal year 2026 and fiscal year 2025 include acquisition and due diligence costs.
(3)Fiscal year 2026 includes a loss on deal contingent rate lock transactions related to the planned acquisition of Jetro Restaurant Depot.
(4)In arriving at adjusted EBITDA, Sysco does not exclude interest income of $27 million and $29 million or non-cash stock compensation expense of $118 million and $93 million for fiscal year 2026 and fiscal year 2025, respectively.
NM represents that the percentage change is not meaningful.

SYSCO CORPORATION // 2026 Proxy Statement	81
ANNEX I - NON-GAAP RECONCILIATIONS
Adjusted Operating Income and Adjusted Earnings Per Share Non-GAAP Reconciliations (Letter from Chair of the Board & CEO and Lead Independent Director,
Business Highlights, and Compensation Discussion and Analysis)
ADJUSTED OPERATING INCOME AND
ADJUSTED EARNINGS PER SHARE NON-GAAP
RECONCILIATIONS (LETTER FROM CHAIR OF
THE BOARD & CEO AND LEAD INDEPENDENT
DIRECTOR, BUSINESS HIGHLIGHTS, AND
COMPENSATION DISCUSSION AND ANALYSIS)

(Dollars in Millions, Except for Share and Per Share Data)	2026 ($)	2025 ($)	2024 ($)	Period Change ($)(2026 vs. 2025)	Period Change (%)(2026 vs. 2025)
Sales (GAAP)	84,553	81,370	78,844	3,183	3.9
Cost of sales (GAAP)	68,914	66,401	64,236	2,513	3.8
Operating expenses (GAAP)	12,544	11,881	11,406	663	5.6
Impact of restructuring and transformational project costs(1)	(287)	(183)	(120)	(104)	(56.8)
Impact of acquisition-related costs(2)	(232)	(160)	(159)	(72)	(45.0)
Impact of goodwill impairment	—	(92)	—	92	NM
Operating expenses adjusted for Certain Items (Non-GAAP)	12,025	11,446	11,127	579	5.1
Operating income (GAAP)	3,095	3,088	3,202	7	0.2
Impact of restructuring and transformational project costs(1)	287	183	120	104	56.8
Impact of acquisition-related costs(2)	232	160	159	72	45.0
Impact of goodwill impairment	—	92	—	(92)	NM
Operating income adjusted for Certain Items (Non-GAAP)	3,614	3,523	3,481	91	2.6
Interest expense (GAAP)	717	635	607	82	12.9
Impact of bridge loan amortization(3)	(30)	—	—	(30)	NM
Interest expense adjusted for Certain Items (Non-GAAP)	687	635	607	52	8.2
Other expense (GAAP)	102	38	30	64	NM
Impact of deal contingent rate lock transactions(3)	(54)	—	—	(54)	NM
Other expense adjusted for Certain Items (Non-GAAP)	48	38	30	10	26.3
Net earnings (GAAP)	1,757	1,828	1,955	(71)	(3.9)
Impact of restructuring and transformational project costs(1)	287	183	120	104	56.8
Impact of acquisition-related costs(2)	232	160	159	72	45.0
Impact of goodwill impairment	—	92	—	(92)	NM
Impact of bridge loan amortization(3)	30	—	—	30	NM
Impact of deal contingent rate lock transactions(3)	54	—	—	54	NM
Tax impact of restructuring and transformational project costs(4)	(69)	(42)	(29)	(27)	(64.3)
Tax impact of acquisition-related costs(4)	(56)	(37)	(38)	(19)	(51.4)
Tax impact of goodwill impairment(4)	—	(10)	—	10	NM
Tax impact of bridge loan amortization(4)	(7)	—	—	(7)	NM
Tax impact of deal contingent rate lock transactions(4)	(13)	—	—	(13)	NM
Impact of other non-routine tax adjustments	—	10	—	(10)	NM
Net earnings adjusted for Certain Items (Non-GAAP)	2,215	2,184	2,167	31	1.4%

82	SYSCO CORPORATION // 2026 Proxy Statement
ANNEX I - NON-GAAP RECONCILIATIONS
Adjusted Operating Income and Adjusted Earnings Per Share Non-GAAP Reconciliations (Letter from Chair of the Board & CEO and Lead Independent Director,
Business Highlights, and Compensation Discussion and Analysis)

(Dollars in Millions, Except for Share and Per Share Data)	2026 ($)	2025 ($)	2024 ($)	Period Change ($)(2026 vs. 2025)	Period Change (%)(2026 vs. 2025)
Diluted earnings per share (GAAP)	3.66	3.73	3.89	(0.07)	(1.9)%
Impact of restructuring and transformational project costs(1)	0.60	0.37	0.24	0.23	62.2
Impact of acquisition-related costs(2)	0.48	0.33	0.32	0.15	45.5%
Impact of goodwill impairment	—	0.19	—	(0.19)	NM
Impact of bridge loan amortization(3)	0.06	—	—	0.06	NM
Impact of deal contingent rate lock transactions(3)	0.11	—	—	0.11	NM
Tax impact of restructuring and transformational project costs(4)	(0.14)	(0.09)	(0.06)	(0.05)	(55.6)%
Tax impact of acquisition-related costs(4)	(0.12)	(0.08)	(0.08)	(0.04)	(50.0)%
Tax impact of goodwill impairment(4)	—	(0.02)	—	0.02	NM
Tax impact of bridge loan amortization(4)	(0.01)	—	—	(0.01)	NM
Tax impact of deal contingent rate lock transactions(4)	(0.03)	—	—	(0.03)	NM
Impact of other non-routine tax adjustments	—	0.02	—	(0.02)	NM
Diluted earnings per share adjusted for Certain Items (Non-GAAP)(5)	4.61	4.46	4.31	0.15	3.4%
2024 – 2026 average earnings per share (GAAP)	3.76
2024 – 2026 average adjusted earnings per share (Non-GAAP)	4.46
Diluted shares outstanding	480,612,203	489,825,648	503,096,086
(1)Fiscal year 2026 includes $71 million related to restructuring costs, severance charges, and costs associated with a legal matter and $216 million related to various transformation initiative costs, primarily consisting of supply chain transformation costs and changes to our business technology strategy. Fiscal year 2025 includes $57 million related to restructuring and severance charges and $126 million related to various transformation initiative costs, primarily consisting of changes to our business technology strategy. Fiscal year 2024 includes $56 million related to restructuring and severance charges and $64 million related to various transformation initiative costs, primarily consisting of changes to our business technology strategy.
(2)Fiscal year 2026 includes $147 million of intangible amortization expense and $85 million in acquisition and due diligence costs. Fiscal year
2025 includes $133 million of intangible amortization expense and $27 million in acquisition and due diligence costs. Fiscal year 2024 includes $128 million of intangible amortization expense and $31 million in acquisition and due diligence costs.
(3)Fiscal year 2026 includes amortization expense associated with debt issuance costs on a bridge loan facility and a loss on deal contingent rate lock transactions, both of which are related to the planned acquisition of Jetro Restaurant Depot.
(4)The tax impact of adjustments for Certain Items is calculated by multiplying the pretax impact of each Certain Item by the statutory rates in effect for each jurisdiction where the Certain Item was incurred.
(5)Individual components of diluted earnings per share may not add up to the total presented due to rounding. Total diluted earnings per share is calculated using adjusted net earnings divided by diluted shares outstanding.
NM represents that the percentage change is not meaningful.
(1)

Sysco®
At the heart of food and service

1390 Enclave Parkway
Houston, Texas 77077-2099
281.584.1390
www.sysco.com

SYSCO CORPORATION
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

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T03731-P56622

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SYSCO CORPORATION

The Board of Directors recommends you vote FOR each listed nominee.

1. Election of Directors: The election to Sysco's Board of Directors of the 12 nominees named in Sysco's 2026 proxy statement.

Nominees:	For	Against	Abstain
1a. Daniel J. Brutto	☐	☐	☐
1b. Francesca DeBiase	☐	☐	☐
1c. Ali Dibadj	☐	☐	☐
1d. Jill M. Golder	☐	☐	☐
1e. Bradley M. Halverson	☐	☐	☐
1f. John M. Hinshaw	☐	☐	☐
1g. Kevin P. Hourican	☐	☐	☐
1h. Roberto Marques	☐	☐	☐
1i. Jason W. Murray	☐	☐	☐
1j. Thomas Ondrof	☐	☐	☐
1k. Alison Kenney Paul	☐	☐	☐
1l. Sheila G. Talton	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To approve, by advisory vote, the compensation paid to Sysco's named executive officers, as disclosed in Sysco's 2026 proxy statement.	☐	☐	☐
3. To ratify the appointment of Ernst & Young LLP as Sysco's independent registered public accounting firm for fiscal 2027.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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T03732-P56622

SYSCO CORPORATION
Annual Meeting of Stockholders
November 13, 2026 7:00 AM (CT)
This proxy is solicited on behalf of the Board of Directors of Sysco Corporation

The undersigned hereby constitutes and appoints Kevin P. Hourican and Jennifer K. Schott, and each of them severally, proxies, with full power of substitution, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of SYSCO CORPORATION to be held on Friday, November 13, 2026, at 7:00 AM (CT), in a virtual-only format by visiting www.virtualshareholdermeeting.com/SYY2026 or any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, each dated October 1, 2026, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned's name, place and stead. **The undersigned instructs said proxies, or any of them, to vote as set forth on the reverse side, and in the discretion of the proxy holders, on such other matters as may properly come before the meeting or any adjournment or postponement thereof. Those proxies signed and returned with no choice indicated will be voted "FOR" each of the nominees for director named in Proposal 1, "FOR" Proposals 2 and 3, and will be voted in the discretion of the proxy holders on any other matter that may properly come before the meeting and any adjournment or postponement of the Annual Meeting.** Should a nominee be unable to serve, this proxy may be voted for a substitute selected by the Board of Directors.

Continued and to be signed on reverse side